PROSPECTUS & APPLICATION

FRANKLIN TEMPLETON
INTERNATIONAL CURRENCY FUNDS


MARCH 1, 1997


FRANKLIN TEMPLETON GLOBAL CURRENCY FUND
FRANKLIN TEMPLETON HARD CURRENCY FUND
FRANKLIN TEMPLETON HIGH INCOME CURRENCY FUND

INVESTMENT STRATEGY


GLOBAL GROWTH

AND INCOME

This prospectus describes Class I shares of the Franklin Templeton Global Currency Fund (the "Global Currency Fund"), the Franklin Templeton Hard Currency Fund (the "Hard Currency Fund"), and the Franklin Templeton High Income Currency Fund (the "High Income Fund") (individually or collectively the "Fund," "Funds" or the "Currency Funds"). It contains information you should know before investing in the Fund. Please keep it for future reference.

The Hard Currency Fund currently offers another class of shares with a different sales charge and expense structure, which affects performance. This class is described in a separate prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

The Fund has a Statement of Additional Information ("SAI") for its Class I shares, dated March 1, 1997, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.


The Currency Funds may invest in money market instruments, both foreign and domestic. Investments in foreign securities involve certain considerations that are not normally involved in investments in securities of U.S. companies. The Currency Funds should not be considered money market funds. Please see "What are the Fund's Potential Risks?"


FRANKLIN

TEMPLETON INTERNATIONAL CURRENCY FUNDS


MARCH 1, 1997

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.


Table of Contents

About the Fund


Expense Summary ..................................................     2
Financial Highlights .............................................     3
How does the Fund Invest its Assets? .............................     8
What are the Fund's Potential Risks? .............................    18
Who Manages the Fund? ............................................    21
How does the Fund Measure Performance? ...........................    23
How Taxation Affects the Fund and its Shareholders ...............    23
How is the Trust Organized? ......................................    25
About Your Account
How Do I Buy Shares? .............................................    26
May I Exchange Shares for Shares of Another Fund? ................    31
How Do I Sell Shares? ............................................    33
What Distributions Might I Receive from the Fund? ................    35
Transaction Procedures and Special Requirements ..................    36
Services to Help You Manage Your Account .........................    40
What If I Have Questions About My Account? .......................    43
Glossary
Useful Terms and Definitions .....................................    43


777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN

ABOUT THE FUND

EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in the Fund. It is based on the Fund's historical expenses for the fiscal year ended October 31, 1996. The Fund's actual expenses may vary.


                                                 GLOBAL      HARD       HIGH
                                                CURRENCY   CURRENCY    INCOME
                                                  FUND       FUND       FUND


A.   SHAREHOLDER TRANSACTION EXPENSES+
  Maximum Sales Charge Imposed on Purchases++
  (as a percentage of Offering Price)             3.00%     3.00%       3.00%
  Deferred Sales Charge+++                        NONE      NONE        NONE
  Exchange Fee (per transaction)                 $5.00*    $5.00*      $5.00*

B. ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
  Management Fees                                 0.65%     0.65%       0.65%**
  Rule 12b-1 Fees***                              0.21%     0.24%       0.20%
  Other Expenses                                  0.13%     0.21%       0.44%
  Total Fund Operating Expenses0.99%              1.10%     1.29%**


C.EXAMPLE


  Assume the Fund's annual return is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.


                                  GLOBAL    HARD    HIGH
                                 CURRENCY CURRENCY INCOME
                                   FUND     FUND    FUND


  One Year****                   $  40   $  41   $  43
  Three Years                       61      64      70
  Five Years                        83      89      99
  Ten Years                        148     160     181


  THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

++There is no front-end sales charge if you invest $1 million or more.


+++A Contingent Deferred Sales Charge of 1% may apply to purchases of $1 million or more if you sell the shares within one year. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.


*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.


**For the period shown, Advisers had agreed in advance to limit its management fees and make certain payments to reduce the Fund's expenses. With this reduction, management fees were 0.61% and total Fund operating expenses were 1.25%.

***These fees may not exceed 0.45%. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.


****Assumes a Contingent Deferred Sales Charge will not apply.

FINANCIAL HIGHLIGHTS


This table summarizes the Fund's financial history. The information for the most recent four periods has been audited by Coopers & Lybrand L.L.P., the Fund's independent auditors. Their audit report covering each of the most recent four periods appears in the financial statements in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1996. The information for the fiscal year ended April 30, 1993 was audited by other independent auditors whose opinions are not included herein. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.



Global Currency Fund


                                               SIX-MONTH
                                            PERIOD ENDED
                               YEAR ENDED OCTOBER 31,OCTOBER 31, YEAR ENDED APRIL 30,
                                1996      1995      1994        19942       1993     1992       1991      1990      1989      1988
PER SHARE OPERATING PERFORMANCE+
Net Asset Value at
 Beginning of Period          $13.67    $14.14    $13.85        $13.96    $14.01    $14.23    $13.66    $13.71    $14.76    $13.86
Net Investment Income            .69      1.29       .25           .57       .67       .80      1.07       .97       .85       .52
Net Realized &
 Unrealized Gain (Loss)         (.54)     (.49)      .32          (.11)     1.01      (.22)      .57       .07      (.54)     1.10
Total From
 Investment Operations           .15       .80       .57           .46      1.68       .58      1.64      1.04       .31      1.62
Distributions From
 Net Investment Income          (.71)    (1.27)     (.28)         (.57)     (.69)     (.80)    (1.07)     (.99)     (.89)     (.57)
Distributions From
 Capital Gains                     -         -         -            -      (1.04)       -          -      (.10)     (.47)     (.15)
Distributions From
 Return of Capital+++           (.31)        -         -            -          -        -          -         -         -         -
Total Distributions            (1.02)    (1.27)     (.28)         (.57)    (1.73)     (.80)    (1.07)    (1.09)    (1.36)     (.72)
Net Asset Value at
 End of Period                $12.80    $13.67    $14.14        $13.85    $13.96    $14.01    $14.23    $13.66    $13.71    $14.76
Total Return++                  1.27%     6.05%     4.14%         3.41%    13.28%     4.29%    12.21%     8.19%     1.97%    12.12%
RATIOS/SUPPLEMENTAL DATA
Net Assets at
 End of Period (in 000's)    $50,773   $59,942   $56,098      $51,539    $62,355  $63,589    $72,186   $71,615  $112,009  $138,609
Ratio of Expenses to
 Average Net Assets**            .99%     0.99%     1.04%*        1.41%     1.67%     1.82%     1.82%     2.09%     2.10%     2.00%
Ratio of Net
 Investment Income
 to Average Net Assets          4.30%     5.29%     3.55%*        2.78%     4.64%     5.77%     7.36%     7.16%     6.10%     3.70%
Portfolio Turnover Rate            -     46.05%    50.82%*       37.16%    10.39%       -          -         -         -         -

Hard Currency Fund

                                               SIX-MONTH
                                            PERIOD ENDED
                               YEAR ENDED OCTOBER 31,OCTOBER 31,  YEAR ENDED APRIL 30,
                                1996      1995      1994        19942       1993     1992       1991     19901
PER SHARE OPERATING PERFORMANCE+
Net Asset Value
 at Beginning of Period         $13.09    $13.95    $12.95        $13.00    $13.12    $12.83    $13.18    $12.50
Net Investment Income              .57      1.84       .26           .50       .71       .77       .92       .42
Net Realized
 & Unrealized Gain (Loss)        (1.34)    (1.02)      .99          (.05)     1.20       .28       .64       .69
Total From
 Investment Operations            (.77)      .82      1.26           .45      1.91      1.05      1.56      1.11
Distributions From
 Net Investment Income            (.06)    (1.68)     (.25)         (.13)     (.69)     (.76)     (.95)     (.35)
Distributions
 From Capital Gains                  -         -         -            -      (1.34)       -       (.96)     (.08)
Distributions From
 Return of Capital+++            (0.62)     -         -             (.37)     -         -         -         -
Total Distributions               (.68)    (1.68)     (.25)         (.50)    (2.03)     (.76)    (1.91)     (.43)
Net Asset Value at
 End of Period                  $11.64    $13.09    $13.95        $12.95    $13.00    $13.12    $12.83    $13.18
Total Return++                   (5.99)%    6.68%     9.74%         3.62%    17.11%     8.40%    11.04%     8.88%
RATIOS/SUPPLEMENTAL DATA
Net Assets at
 End of Period (in 000's)     $124,666  $132,089   $61,228      $35,739    $49,569  $31,757    $33,599   $26,280
Ratio of Expenses to
 Average Net Assets**             1.10%     1.15%     1.05%*        1.47%     1.75%     1.86%     1.66%     1.65%*
Ratio of Net Investment
 Income to Average Net Assets     4.50%     4.68%     3.80%*        3.83%     5.23%     5.85%     6.46%     6.21%*
Portfolio Turnover Rate              -     15.72%    55.91%*          -       4.88%       -          -         -

High Income Fund

                                                 SIX-MONTH
                                              PERIOD ENDED
                                 YEAR ENDED OCTOBER 31,OCTOBER 31,  YEAR ENDED APRIL 30,
                                  1996      1995      1994        19942       1993     1992       1991     19901
PER SHARE OPERATING PERFORMANCE+
Net Asset Value at
 Beginning of Period               $11.56    $11.59    $11.28        $12.13    $12.90    $12.92    $12.84    $12.50
Net Investment Income                 .58      1.47       .31           .59       .90      1.09      1.34       .73
Net Realized
 & Unrealized Gain (Loss)               -      (.51)      .31          (.85)     (.40)     (.03)      .43       .24
Total From
 Investment Operations                .58       .96       .62          (.26)      .50      1.06      1.77       .97
Distributions From
 Net Investment Income              (1.08)     (.99)     (.31)           -       (.94)    (1.08)    (1.38)     (.62)
Distributions From
 Capital Gains                      (0.01)        -         -            -       (.33)       -       (.31)     (.01)
Distributions From
 Return of Capital+++               (0.03)        -         -          (.59)        -        -          -         -
Total Distributions                 (1.12)     (.99)     (.31)         (.59)    (1.27)    (1.08)    (1.69)     (.63)
Net Asset Value at
 End of Period                     $11.02    $11.56    $11.59        $11.28    $12.13    $12.90    $12.92    $12.84
Total Return++                       5.56%     8.90%     5.60%        (2.03)%    4.49%     8.51%    14.09%     7.82%
RATIOS/SUPPLEMENTAL DATA
Net Assets at
 End of Period (in 000's)         $10,113   $10,902   $16,878      $16,706    $32,341  $46,575    $52,364   $11,808
Ratio of Expenses to
 Average Net Assets**                1.25%     1.25%     1.04%*        1.59%     1.81%     1.83%     1.59%     1.73%*
Ratio of Net Investment
 Income to Average Net Assets        4.83%     5.56%     5.44%*        4.80%     6.86%     8.38%     9.85%    11.01%*
Portfolio Turnover Rate                 -    115.05% 1,588.38%*          -          -        -          -         -


+Selected data for a share of beneficial interest outstanding throughout the periods indicated.


++Total return measures the change in value of an investment over the periods indicated and is not annualized. It does not include the maximum front-end sales charge or Contingent Deferred Sales Charge and assumes reinvestment of dividends and capital gains at Net Asset Value.


+++Certain distributions have been reclassed to conform with SOP 93-2.

*Annualized


**During the periods indicated Advisers had agreed in advance to waive a portion of its management fee and to make certain payments to reduce expenses of the Funds. Had such action not been taken, the ratios of expenses to average net assets would have been as follows:

                Ratio of Expenses
              to Average Net Assets
Global Currency Fund
1994                  1.61%
19943                 1.12*
Hard Currency Fund
1994                  1.71%
19943                 1.28*
High Income Fund
19901                 2.04%
1994                  1.82
19943                 1.45*
19954                 1.45
1996                  1.29

1For the period November 17, 1989 (effective date of registration) to April 30, 1990.

2On November 12, 1993, the investment advisor changed to Advisers.

3For the six months ended October 31, 1994, reflecting a change in fiscal year from April 30.

4For the year ended October 31, 1995.

HOW DOES THE FUND INVEST ITS ASSETS?

The investment objective of the Fund is a fundamental policy and may not be changed without shareholder approval. Of course there is no assurance that the Fund's objective will be achieved.


GLOBAL CURRENCY FUND


The investment objective of the Global Currency Fund is to maximize the investor's total return through a combination of interest income and changes in the Fund's Net Asset Value due to changes in currency exchange rates. The Fund seeks to achieve its objective by investing in interest-earning money market instruments denominated in three or more Major Currencies. Under normal market conditions, at least 65% of the Fund's total assets will be invested in instruments denominated in three or more Major Currencies, including the U.S. dollar.


HARD CURRENCY FUND


The investment objective of the Hard Currency Fund is to protect against depreciation of the U.S. dollar relative to other currencies. The Fund seeks to achieve its objective by investing in high-quality money market instruments (and forward contracts) denominated in foreign Major Currencies which historically have experienced low rates of inflation and which, in the view of the Investment Managers, follow economic policies conducive to continued low rates of inflation and currency appreciation versus the U.S. dollar over the long-term. These currencies are often referred to as "hard currencies" and the economic policies are often referred to as "sound money" policies.


The Fund tries to keep foreign currency (non-U.S. dollar) exposure with respect to 100% of its net assets. The Fund may invest in U.S. dollar-denominated money market instruments in combination with forward contracts (calling for the future purchase of foreign currencies in exchange for U.S. dollars) to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument.


Under normal market conditions, the Fund will not expose its portfolio in excess of 50% of its total assets to a single foreign currency.

The Investment Managers actively manage the Hard Currency Fund and will allocate its investments based on current social, economic, financial and political developments which, in the Investment Managers' opinion, may affect the value of the currencies.


HIGH INCOME FUND

The investment objective of the High Income Fund is to achieve high current income at a level significantly above that available on U.S. dollar money market funds. Subject to this investment objective, a secondary consideration of the Fund is preservation of capital. The Fund seeks to achieve its objective by investing in interest-bearing money market instruments denominated in Major and Non-Major Currencies.

Under normal market conditions, at least 65% of this Fund's total assets will be invested in instruments denominated in three or more of the ten highest yielding Major Currencies (excluding the ECU) and the U.S. dollar (whether or not the U.S. dollar is one of those ten highest yielding Major Currencies).

As a non-fundamental policy, the Fund intends, under normal market conditions not to invest (i) more than 25% of its total assets in instruments denominated in one Major Currency other than the U.S. dollar, (ii) more than 5% of its total assets in instruments denominated in one Non-Major Currency, or (iii) more than 25% of its total assets in instruments denominated in Non-Major Currencies. The Fund may, for defensive purposes, or temporarily to preserve capital, invest up to 100% of its net assets in U.S. dollar denominated instruments.


The yield of the Major Currencies is determined quarterly from data published by Datastream, The Wall Street Journal, The Financial Times, Salomon Brothers International Bond and Money Market Performance and other independent bona fide publications that, in the opinion of the Investment Managers, routinely publish reliable yield data on instruments denominated in the Major Currencies. Subject to the restrictions described above, the Fund's investments may be denominated in any of the Major Currencies. The yield on a Major Currency is defined as the yield for the prior calendar quarter on the highest quality three-month Euro-time deposits denominated in that Major Currency. The Investment Managers will obtain yield measures as soon as practicable following the end of each calendar quarter.


The ten highest yielding Major Currencies and their respective average yields for each year from 1989 through 1995 are listed below:


                   1996*     1995   1994    1993    1992   1991    1990   1989

Sweden**           6.00%    8.10%  7.64%   8.62%  11.96%      -       -      -
Italy              8.69%   10.29%  8.48%  10.22%  13.86% 11.83%  11.98% 12.41%
Spain              7.49%    9.37%  8.04%  11.77%  13.21% 12.60%       -      -
Denmark            3.94%    6.22%  6.21%  10.89%  11.12%  9.78%  10.96%  9.65%
France             3.87%    6.60%  5.79%   8.44%  10.22%  9.55%  10.24%  9.33%
United Kingdom     6.02%    6.69%  5.50%   5.92%   9.60% 11.50%  14.76% 13.88%
Germany                -        -  5.29%   7.21%   9.42%  9.21%       -      -
Belgium                -        -  5.65%   8.12%   9.32%  9.32%   9.69%  8.51%
Netherlands            -        -      -   6.81%   9.31%  9.25%   8.59%  7.29%
Switzerland            -        -      -       -   7.82%      -   8.89%      -
Australia**        7.15%    7.76%      -       -       -  9.84%  13.71% 16.59%
New Zealand        9.29%    9.04%  6.41%   6.14%       -  9.49%  13.71% 12.64%
Canada**           4.41%    7.08%  5.35%       -       -      -  12.54% 11.79%
U.S.               5.41%    5.99%      -       -       -      -       -  9.21%


*Average for January - November.

**Domestic interbank rates.

Source: Datastream - 3 month Euro-deposit rates

Subject to specific Fund restrictions, the Fund may invest in money market instruments denominated in any of the Major Currencies. The currencies of various countries may be added to or deleted from the list of Major Currencies when, in the opinion of the Investment Managers, world social, economic, financial or political conditions justify it, provided that the list of Major Currencies in the prospectus is revised. The High Income Fund may also invest in money market instruments of Non-Major Currencies.

DESCRIPTION OF THE INTERNATIONAL MONEY MARKET


The international money market, including spot and forward currency exchange transactions, is among the largest and most liquid financial markets in the world. Various estimates place the market's average turnover at approximately $1 trillion per day. Originally created to facilitate trade between countries, the international money market has become a major conduit of world capital flows. It is estimated that capital-related transactions now account for over 90% of all volume in the international money market.


International money market instruments, like their U.S. counterparts, are short-term, high-quality debt obligations issued by governments, banks, corporations and supranational organizations. Because of their high quality and short maturities or frequent interest rate adjustments (one-year maximum effective maturity), international money market instruments enable investors to minimize credit risk and interest rate risk to principal and are considered to be among the most conservative of international investments.

International money market returns, when expressed in U.S. dollars, are significantly affected by changes in exchange rates between the U.S. dollar and the currencies in which they are denominated. Interest income represents the other primary component of the total return derived from international money market instruments.

WHY SHOULD YOU CONSIDER INVESTING IN INTERNATIONAL MONEY MARKET INSTRUMENTS?

Global Diversification. One of the main reasons for adding international securities to a portfolio of U.S. securities is to achieve broader portfolio diversification. Diversification can reduce the overall volatility of portfolio returns to the extent that returns on the international securities are independent of returns on the U.S. portfolio component.

Returns on international money market instruments historically have exhibited a low degree of correlation with returns on U.S. stocks and bonds and may, therefore, offer U.S. dollar-based investors a conservative means for achieving effective global diversification.

Protection of Global Buying Power. Currency exchange rate fluctuations can have a significant effect on the global buying power of investments denominated in a single currency. For example, depreciation of the U.S. dollar relative to other currencies generally increases the cost to U.S. consumers of most imported goods and many domestically produced goods, and the cost of traveling abroad. In this case, non-U.S. dollar denominated money market instruments may provide a degree of global buying power protection since dollar depreciation will tend to enhance the U.S. dollar return on these instruments.

Potential for Higher Current Yields and Higher Total Returns. You may consider international money market instruments for their potentially higher current yields and/or total returns than those available on similar U.S. dollar-denominated instruments. If you expect general depreciation of the U.S. dollar relative to other currencies you may, for example, invest in non-U.S. dollar denominated instruments so you can participate in currency gains that may result.

If you expect general exchange rate stability, you might invest in higher yielding international money market instruments so you can earn a higher rate of interest than may be available on similar U.S. dollar denominated instruments.

In either case, the realized total return on international money market instruments may be higher or lower than that realized on comparable U.S. dollar denominated instruments.


TYPES OF SECURITIES IN WHICH THE FUNDS MAY INVEST


The Global Currency Fund. This Fund uses the most flexible investment strategy and is designed for investors seeking the greatest degree of active management among the Major Currencies. The Fund invests in money market instruments denominated in any combination of three or more Major Currencies, including the U.S. dollar, with the objective of maximizing total return. The Investment Managers may, therefore, vary their emphasis between currency appreciation and interest income from time to time. The Fund's ability to achieve its objective may be limited by its restrictive universe of investments as well as the high quality of the investments. During periods of actual or anticipated appreciation of the U.S. dollar relative to other currencies, or for temporary defensive purposes, the Fund may invest up to 100% of its net assets in U.S. dollar-denominated instruments.

The Hard Currency Fund. This Fund invests in high-quality money market instruments and forward contracts denominated in foreign Major Currencies which historically have experienced low rates of inflation and which, in the view of the Investment Managers, are pursuing economic policies favorable to continued low rates of inflation and currency appreciation versus the U.S. dollar over the long-term.

The High Income Fund. This Fund invests in Major Currencies and Non-Major Currencies. Under normal market conditions, the Fund will invest at least 65% of its total assets in money market instruments denominated in three or more of the ten highest yielding Major Currencies (excluding the ECU) and the U.S. dollar (whether or not the U.S. dollar is one of those ten highest yielding Major Currencies).

As a non-fundamental policy, it is the Fund's intention under normal market conditions not to invest (i) more than 25% of its total assets in instruments denominated in one Major Currency, other than the U.S. dollar, (ii) more than 5% of its total assets in instruments denominated in one Non-Major Currency, or (iii) more than 25% of its total assets in instruments denominated in Non-Major Currencies.

For defensive purposes or to preserve capital, the Fund may temporarily invest up to 100% of its net assets in U.S. dollar instruments. The Fund is designed for investors seeking high current income at a level significantly above that available on U.S. dollar money market funds. Because the Investment Managers emphasize interest income rather than currency appreciation, you should expect income to constitute the primary component of total return for the Fund.

GENERAL

The Fund seeks to minimize credit risk and interest rate risk to principal by investing only in high-quality money market instruments, maintaining a weighted average portfolio maturity of 120 days or less and buying only money market instruments that have an effective maturity, at the time of purchase, of one year or less. These securities include floating or variable rate obligations that may have actual maturities of over one year but that have interest rates which adjust at periodic intervals. The effective maturity of each floating or variable rate obligation in the Fund's portfolio will be based upon these periodic adjustments. Because the Fund invests primarily in short-term securities which are excluded from the calculation of portfolio turnover rate, the portfolio turnover rate for the Fund is usually minimal.

The issuers of money market instruments in which the Fund may invest may include governments of, and financial institutions, corporations or other entities located in or organized under the laws of, any country. The Fund may also invest in money market securities issued by supranational organizations such as the World Bank, chartered to finance development projects in member countries; the European Economic Community, a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, an economic union of various European nations' steel and coal industries; and the Asian Development Bank, an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.


The Fund invests only in instruments which are considered by the Investment Managers to be of high quality, comparable to those (1) rated within the two top rating categories by U.S. nationally recognized rating services, such as S&P or Moody's. The two highest ratings assigned by S&P's are triple A or double A (A-1 for commercial paper) and by Moody's triple A or double A (P-1 for commercial paper); or (2) issued by companies having an outstanding unsecured debt issue currently rated within the above rating categories by S&P or Moody's. The Fund's investments will be reviewed by the Board at least quarterly.


To hedge (protect) against currency exchange rate fluctuations that might adversely affect the value of a portfolio position, the Fund may enter into forward contracts for the future acquisition or delivery of foreign currencies. To hedge against these fluctuations between the date of purchase or sale and the settlement date of a transaction, the Fund may enter into these forward contracts without limitation. Also, the Fund may, solely for hedging purposes, enter into futures contracts for the purchase or sale of currencies or purchase options on such futures contracts or on currencies.


Money Market Instruments. Money market instruments include short-term U.S. government securities (discussed below), CDs, time deposits, bankers' acceptances, commercial paper, floating and variable rate notes, repurchase agreements secured by U.S. government securities, and short-term liquid instruments issued by foreign governments and supranational organizations.


U.S. Government Securities. Securities issued by the U.S. government include a variety of U.S. Treasury securities, which differ in their interest rates, maturities and dates of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as Treasury bills with maturities up to one year, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Farmers Home Administration, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Federal Farm Credit Banks, only by the credit of the instrumentality. While the U.S. government provides financial support to these U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Foreign Government Securities. Securities issued by the governments of foreign countries may include direct obligations and obligations guaranteed by the governments of the foreign countries. These obligations may have fixed, floating or variable rates of interest.


Currency Futures Transactions. The Fund may enter into futures contracts and purchase options on such contracts in order to hedge against changes in currency exchange rates. A futures contract on currency is an agreement to buy or sell a specified amount of currency for a set price on a future date. When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin", as a partial guarantee of its performance under the contract. As the value of the currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract.


The Fund sells currency futures contracts in order to offset a possible decline in the value of the currency in which its securities are denominated. The value of a futures contract tends to rise when the value of the currency (and the hedged security) declines and to fall when the value of the currency (and the hedged security) increases. The Fund buys currency futures contracts in order to fix a favorable currency exchange rate for securities denominated in the currency that the Fund intends to buy.

The Fund may also buy put and call options on currency futures contracts for hedging purposes. A put option gives the Fund the right to sell a futures contract and a call option gives the Fund the right to buy a futures contract. The Fund is required to pay a premium for a put or call option on a futures contract, but is not required to take any actions under the contract. If the option cannot be profitably exercised before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

The Fund may enter into closing purchase or sale transactions in order to terminate a futures contract. The Fund may close out an option which it has purchased by selling an offsetting option of the same series. There is no guarantee that closing transactions can be effected. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid market, which may not be available at all times.

Currency Options Transactions. The Fund may, for hedging purposes, buy put and call options on any currency in which the Fund's investments are denominated. The Fund is also authorized to enter into closing sale transactions in order to realize gains or minimize losses on currency options purchased by the Fund.

The Fund would normally buy currency call options to fix a favorable currency exchange rate for securities denominated in that currency which the Fund intends to buy. The purchase of a call option entitles the Fund, in return for the premium paid, to buy specified currency at a specified price, upon exercise of the option, during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of the currency exceeds the sum of the exercise price, the premium paid and transaction cost; otherwise, the Fund would realize a loss on the purchase of the call option.

The Fund will normally buy currency put options to hedge against a decline in the value of the currency in which its securities are denominated. The purchase of a put option entitles the Fund, in exchange for the premium paid, to sell specified currency at a specified price, upon exercise of the option, during the option period. Gains and losses on the purchase of put options would be offset by compensating changes in the value of the underlying currency and the hedged securities. The Fund may realize a gain if, during the option period, the value of the underlying currency decreases below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize a loss on the purchase of the put option.

If the Fund is unable to effect a closing sale transaction with respect to options it has bought, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying currencies.


Options on currencies are traded on exchanges and in the over-the-counter ("OTC") market and will be bought only when the Investment Managers believe a liquid secondary market exists for the options, although there can be no assurances that a liquid secondary market will exist for a particular option at any specific time. In general, over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and terms negotiated between buyer and seller, and such options are endorsed and/or guaranteed by third parties (such as a member of the NYSE). The Fund will purchase over-the-counter options only from dealers and institutions that the Investment Managers believe present a minimal credit risk.


OTHER INVESTMENT POLICIES OF THE FUND


Repurchase Agreements. The Fund may engage in repurchase transactions in which the Fund buys a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks that are deemed creditworthy by the Investment Managers. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian bank approved by the Board and will be held pursuant to a written agreement. At no time will the Fund invest in repurchase agreements of more than one year duration.

Loans of Portfolio Securities. Consistent with procedures approved by the Board and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 30% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian bank collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. This collateral shall consist of cash, securities issued by the U.S. government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.


Currency Exchange Transactions and Forward Contracts. The Fund may use forward contracts together with money market instruments (including U.S. dollar denominated instruments) for the purpose of obtaining an investment result that is substantially equal to a direct investment in a foreign currency denominated instrument. The Fund may also engage in currency transactions to hedge (protect) against uncertainty in the level of future currency exchange rates. Hedging transactions will be limited to either specific transactions (for example, in respect of settlement of securities purchased or sold by the Fund) or portfolio positions (for example, in respect of security positions already held by the Fund). The Hard Currency Fund, however, tries to maintain foreign currency exposure with respect to 100% of its net assets at all times and, therefore, any portfolio position hedging activities of the Fund are expected to be consistent with this policy. The Global Currency Fund and High Income Fund may hedge up to 100% of their portfolio positions and each Fund may engage in currency exchange transactions without limitation for hedging purposes in respect of specific transactions, such as the settlement of securities purchased or sold by the Fund.

The Fund conducts currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency market, or by entering into forward contracts to buy or sell currencies. A forward currency contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. When used for hedging, such contracts tend to minimize the risk of loss due to a change in the value of the currency; they also tend to limit any potential currency gain which might result and do not protect against fluctuations in the value of the underlying security or position.


Non-diversification. Although the Fund is non-diversified under the 1940 Act, as a non-fundamental policy, the Fund will not invest more than 5% of its total assets in the securities of a single foreign bank. This limitation does not apply to other issuers.

Illiquid Investments. The Fund's policy is not to invest more than 10% of its net assets in illiquid securities, including repurchase agreements, maturing in more than seven days, time deposits maturing in more than seven days, over-the-counter options bought by the Fund and investments hedged by over-the-counter options. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Portfolio Turnover. The High Income Fund's portfolio turnover rate for the fiscal year ended October 31, 1995 was 115.05%. The high portfolio turnover rate for the fiscal year ended October 31, 1995 was due to certain long-term securities held by the High Income Fund. Only long-term securities are considered when calculating the portfolio turnover rate. Although the High Income Fund generally does not invest in long-term securities, its few transactions involving such securities resulted in a higher portfolio turnover rate for the fiscal year ended October 31, 1995 than might otherwise be expected. High portfolio turnover may increase the Fund's transaction costs.

Percentage Restrictions. If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value or liquidity of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.


Other Policies and Restrictions. The following are fundamental policies of the Fund that cannot be changed without shareholder approval.


The Fund may not: (1) borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 331/3% of the value of its total assets, or pledge, hypothecate, or mortgage more than 331/3% of the value of its total assets in connection with any such borrowings (no additional investments may be made while any such borrowings exceed 5% of the Fund's total assets; the Fund may incur interest charges in connection with such borrowings); (2) invest more than 25% of its assets in the securities of issuers in any industry; (3) lend more than 30% of its total assets, except to the extent that entering into repurchase agreements or purchasing debt securities may be considered a loan; and (4) invest more than 5% of its total assets in securities of issuers (including predecessors) with less than three years' continuous operations. Restrictions (2) and (4) do not apply to investments in U.S. government securities.

The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How does the Fund Invest its Assets?" and "Investment Restrictions" in the SAI.

WHAT ARE THE FUND'S POTENTIAL RISKS?

General. An investment in the Fund may not be suitable for all investors and should not be considered a complete investment program. You should take into account your investment objectives as well as your other investments when considering the purchase of shares of the Fund. The value of the Fund's investments and therefore its Net Asset Value generally will differ inversely with changes in prevailing interest rates, although this difference will depend upon the effective maturities of the instruments held. The Fund intends to invest exclusively in short-term money market instruments to minimize this effect.


Because the Hard Currency Fund invests in instruments denominated in Major Currencies issued by countries that have recently experienced, and that are expected to continue to experience, relatively low inflation, the instruments in which the Fund invests may pay interest rates that are lower than instruments denominated in other Major Currencies, including the U.S. dollar. Due to the economic strength of the countries which issue the currencies in which such instruments are denominated, or other factors, however, the Major Currencies in which the Fund's instruments are denominated may appreciate relative to other Major Currencies, including the U.S. dollar. If the currency appreciation more than offsets any negative interest rate differential, the Fund could provide a higher total return to investors than similar investments denominated in other Major Currencies, including the U.S. dollar.

Because the High Income Fund invests primarily in instruments denominated in the Major Currencies that have the highest yield, there is a significant possibility that the countries represented by the high-yield Major Currencies may have recently experienced or may be expected to experience relatively high rates of inflation, which may cause such Major Currencies to depreciate relative to other Major Currencies, including the U.S. dollar. It is possible, however, that the higher yields of the instruments in which the Fund invests will more than offset any such depreciation, in which case the Fund could provide a higher total return than similar investments denominated in other Major Currencies, including the U.S. dollar.


The price of the shares of the Fund, expressed in U.S. dollar terms, will fluctuate and, unlike a money market fund, the Fund does not seek to maintain a stable Net Asset Value. In addition, the total return on the Fund may be higher or lower than the total return on a U.S. dollar money market fund. You, therefore, should not consider the Fund to be a substitute for a U.S. dollar money market fund.

The value of the investments held by the Fund is calculated in U.S. dollars on each day that the NYSE is open for business. As a result, to the extent that the Fund's assets are invested in instruments denominated in currencies other than the U.S. dollar and the currencies appreciate relative to the U.S. dollar, the Fund's Net Asset Value per share as expressed in U.S. dollars (and, therefore, the value of your investment) should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur, except to the extent that losses are offset by net investment income generated by the money market instruments in which the Fund invests.

The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Your gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the Net Asset Value of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in the Fund's assets also will be affected by changes in the value of the securities that are unrelated to changes in currency exchange rates.


Interest rates paid on instruments denominated in foreign currencies may be higher or lower than those paid on similar U.S. dollar instruments. As a result, the Fund may have a higher or lower yield than a portfolio which invests strictly in U.S. dollar-denominated instruments.

Non-U.S. Securities. Investing in non-U.S. money market instruments and other securities of non-U.S. issuers involves considerations and possible risks and opportunities not typically associated with investing in U.S. securities. Such investments may be favorably or unfavorably affected by changes in interest rates, currency exchange rates and exchange control regulations, and costs may be incurred in connection with conversions between various currencies. In addition, investments in countries other than the U.S. could be affected by other factors not generally thought to be present in the U.S., including less liquid and efficient securities markets, greater price volatility, less publicly available information, the possibility of normal foreign withholding taxes or heavier taxation, political or social instability, limitations on the removal of funds or other assets of the Fund, expropriation of assets, adverse diplomatic developments, higher transaction and custody costs, delays attendant in settlement procedures, and difficulties in enforcing contractual obligations.

Non-diversification. As a non-diversified Fund, there is no restriction under the 1940 Act on the percentage of assets that may be invested at any time in the securities of any one issuer. The Fund, however, intends to comply with the diversification requirements applicable to regulated investment companies under the Code. As of the last day of each fiscal quarter, the Fund intends that its investments in securities of any one issuer (other than the U.S. government) will be limited to 25% of its total assets, and that, with respect to at least 50% of its total assets, the Fund may not have invested more than 5% of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. To the extent the Fund is not fully diversified under the 1940 Act, it may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it was more broadly diversified.

Currency Futures and Options Transactions. Although currency futures and options transactions are intended to enable the Fund to manage currency exchange risks, unanticipated changes in currency exchange rates could result in poorer performance than if they had not entered into these transactions. Even if the Investment Managers correctly predict currency exchange rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position do not correspond to changes in the value of the currency in which its investments are denominated. This lack of correlation between the Fund's futures and currency positions may be caused by differences between the futures and currency markets.

The Investment Managers will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions. The ability to predict the direction of currency exchange rates involves skills different from those used in selecting securities.

The Fund will not use futures transactions for speculation. The Fund may not purchase or sell futures contracts or options on futures, except for closing purchase or sale transactions, if immediately thereafter the sum of margin deposits on the Fund's outstanding futures positions and premiums paid for outstanding options on futures would exceed 5% of the market value of the Fund's total assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts obligating the Fund to purchase securities, require the Fund to segregate assets to cover such contracts.

These transactions also involve risks to the Fund of the possible loss of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in a futures or options contract. The Fund's ability to enter into certain futures, forward contracts and options is also limited by the requirements of the Code for qualification of the Fund as a regulated investment company. These securities may also require the application of complex and special tax rules and elections which may affect the amount, timing and character of distributions to shareholders. These investments and transactions are discussed further in the SAI.

The purchase of currency options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund pays brokerage commissions or spreads in connection with its options and any related currency transactions.


Transactions in options and futures are generally considered "derivative securities."


WHO MANAGES THE FUND?


The Board. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Hard Currency Fund to ensure no material conflicts exist between the Hard Currency Fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

Investment Managers. The Investment Managers manage the Fund's assets and make its investment decisions. The Investment Managers also perform similar services for other funds. They are wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, the Investment Managers and their affiliates manage over $179 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Under an agreement with Advisers, TICI is the sub-advisor of the Fund. TICI provides Advisers with investment management advice and assistance. TICI also provides day-to-day portfolio management for the Fund. TICI's activities are subject to the Board's review and control, as well as Advisers' instruction and supervision.

Management Team. The team responsible for the day-to-day management of the Fund's portfolio is: Mr. Neil S. Devlin since 1993 and Mr. Thomas J. Dickson since 1995.


Neil S. Devlin

Executive Vice President of TICI


Mr. Devlin is a Chartered Financial Analyst and holds a bachelor of arts degree in economics and philosophy from Brandeis University. Mr. Devlin joined the Franklin Templeton Group in 1987.


Thomas J. Dickson

Portfolio Manager of TICI


Mr. Dickson received his bachelor of science degree in managerial economics from the University of California at Davis. Mr. Dickson joined the Franklin Templeton Group in 1992.

Donald P. Gould, a Portfolio Manager with Advisers, is founder and president of Franklin Templeton Global Trust (the "Trust"). Mr. Gould supervises the implementation of the Fund's portfolio investment policies. He holds a Master of Business Administration degree from the Harvard Business School and a Bachelor of Arts degree in economics from Pomona College. He joined the Franklin Templeton Group in November 1993 upon its acquisition of certain assets of Huntington Advisers, Inc. He has been in the securities industry since 1981.

Management Fees. During the fiscal year ended October 31, 1996, management fees and total expenses of the Fund, including fees paid to Advisers were as follows:

                                                    TOTAL
                                                  OPERATING
                                     MANAGEMENT FEESEXPENSES



Global Currency Fund                     0.65%   0.99%
Hard Currency Fund                       0.65%   1.10%
High Income Fund*                        0.65%   1.29%

*Under an agreement by Advisers to limit its fees, the High Income Fund paid management fees totaling 0.61% and total operating expenses totaling 1.25%. Advisers may end this arrangement at any time upon notice to the Board.

During the same period, Advisers paid TICI a sub-advisory fee totaling 0.25% of the average daily net assets of the Fund. This fee is not a separate expense of the Fund but is paid by Advisers from the management fees it receives from the Fund.

Portfolio Transactions. The Investment Managers try to obtain the best execution on all transactions. If the Investment Managers believe more than one broker or dealer can provide the best execution, consistent with internal policies they may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

Administrative Services. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Management and Other Services" in the SAI for more information.

THE RULE 12B-1 PLAN

The Fund has a distribution plan or "Rule 12b-1 Plan" for its Class I shares under which it may reimburse Distributors or others for activities primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates, printing prospectuses and reports used for sales purposes, preparing and distributing sales literature and advertisements, and a prorated portion of Distributors' overhead expenses.

Payments by the Fund under the plan may not exceed 0.45% per year of Class I's average daily net assets. Of this amount, the Fund may reimburse up to 0.25% to Distributors or others and may reimburse an additional 0.20% to Distributors for distribution expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase. For more information, please see "The Fund's Underwriter" in the SAI.

HOW DOES THE FUND MEASURE PERFORMANCE?


From time to time, the Fund advertises its performance. The more commonly used measures of performance are total return, current yield and current distribution rate. Performance figures are usually calculated using the maximum sales charge, but certain figures may not include the sales charge.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield shows the income per share earned by the Fund. The current distribution rate shows the dividends or distributions paid to shareholders by the Fund. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.


The Fund's investment results will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.

The Hard Currency Fund also offers another share class and, from time to time, will advertise its performance in a manner described in the prospectus for that class.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS


The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.


The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.


Regular income dividends (which are generally distributed monthly) will be determined from the Fund's net investment income, excluding any realized net foreign currency gains and losses. Under U.S. Treasury regulations, net realized foreign currency gains and losses are required to be reported as ordinary income or loss to the Fund. Therefore, if in the course of a fiscal year, the Fund realizes net foreign currency losses, the Fund may be required to reclassify all or a portion of its income dividend distributions made during such fiscal year as a return-of-capital for federal income tax purposes. Net foreign currency gains, if any, will generally be distributed as a supplemental income dividend once each year in December to reflect any net foreign currency gain realized by the Fund as of October 31 for the current fiscal year, and may also reflect any undistributed foreign currency gains for the prior fiscal year. You will be informed of the tax status of all distributions shortly after the close of each calendar year.

For federal income tax purposes, any income dividends that you receive from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether you have elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned Fund shares and regardless of whether you have elected to receive them in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if received by you on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or loss. Any loss incurred on sale or exchange of Fund's shares held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to the shares.


The Fund's investments in options, futures contracts and forward contracts may give rise to taxable income, gain or loss and will be subject to special tax treatment under certain mark-to-market and straddle rules, the effect of which may be to accelerate income to the Fund, defer Fund losses and cause adjustments in the holding periods of Fund securities. These rules could therefore affect the amount, timing and character of distributions to shareholders. Certain elections may be available to the Fund to mitigate some of the unfavorable consequences of the provisions described in this paragraph. These investments and transactions are discussed in the SAI.


Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules that may cause gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from such transactions and in turn its distributions to shareholders. These rules are discussed in the SAI.

The Fund will inform you of the source of its dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise you of the tax status for federal income tax purposes of such dividends and distributions.

If you are not deemed a U.S. person for purposes of federal income taxation, you should consult with your financial or tax advisors regarding the applicability of U.S. withholding or other taxes to distributions received by you from the Fund and the application of foreign tax laws to these distributions.


HOW IS THE TRUST ORGANIZED?

The Fund is a non-diversified series of the Trust, an open-end management investment company, commonly called a mutual fund. It was organized as a Massachusetts business trust in November 1985 and reorganized as a Delaware business trust in August 1996. The Trust is registered with the SEC under the 1940 Act. Shares of each series of the Trust have equal and exclusive rights to dividends and distributions declared by that series and the net assets of the series in the event of liquidation or dissolution. Shares of the Global Currency Fund and the High Income Fund are considered Class I shares for redemption, exchange and other purposes.

As of January 1, 1997, the Hard Currency Fund began offering a new class of shares designated Franklin Templeton Hard Currency Fund - Advisor Class. All shares outstanding before the offering of Advisor Class shares have been designated Franklin Templeton Hard Currency Fund - Class I. Additional series and classes of shares may be offered in the future.

Shares of each class of the Hard Currency Fund represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Hard Currency Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by state law, or (3) required to be voted on separately by the 1940 Act. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. It may hold a special meeting of a series, however, for matters requiring shareholder approval under the 1940 Act. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board.


ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check.

                        MINIMUM
                      INVESTMENTS*
To Open Your Account     $100
To Add to Your Account   $ 25

*We may waive these minimums for retirement plans. We may also refuse any order to buy shares.

SALES CHARGE REDUCTIONS AND WAIVERS


- If you qualify to buy shares under one of the sales charge reduction or waiver categories described below, please include a written statement with each purchase order explaining which privilege applies. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.


Quantity Discounts. The sales charge you pay depends on the dollar amount you invest, as shown in the table below.

                                    TOTAL SALES CHARGE         AMOUNT PAID
                                    AS A PERCENTAGE OF       TO DEALER AS A
AMOUNT OF PURCHASE                 OFFERING     NET AMOUNT    PERCENTAGE OF
AT OFFERING PRICE                    PRICE       INVESTED    OFFERING PRICE

Less than $50,000                    3.00%         3.09%          2.60%
$50,000 but less than $100,000       2.50%         2.56%          2.25%
$100,000 but less than $250,000      2.00%         2.04%          1.85%
$250,000 but less than $500,000      1.50%         1.52%          1.40%
$500,000 but less than $750,000      1.00%         1.01%          1.00%
$750,000 but less than $1,000,000    0.75%         0.76%          0.75%
$1,000,000 or more*                  None          None           None


*If you invest $1 million or more, a Contingent Deferred Sales Charge may be imposed on an early redemption. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.

Cumulative Quantity Discounts. To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.


Letter of Intent. You may buy shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay.

By completing the Letter of Intent section of the shareholder application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Fund shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

Group Purchases. If you are a member of a qualified group, you may buy Fund shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,


o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,


o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

Sales Charge Waivers. The Fund's sales charges (front-end and contingent deferred) will not apply to certain purchases. For waiver categories 1, 2 or 3 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

The Fund's sales charges will not apply if you are buying shares with money from the following sources:

1. Dividend and capital gain distributions from any Franklin Templeton Fund or a REIT sponsored or advised by Franklin Properties, Inc.

2. Distributions from an existing retirement plan invested in the Franklin Templeton Funds


3. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.


4. Redemptions from any Franklin Templeton Fund if you:

   o Originally paid a sales charge on the shares,

   o Reinvest the money within 365 days of the redemption date, and

   o Reinvest the money in the same class of shares.


An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.


If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

5. Redemptions from other mutual funds

   If you sold shares of a fund that is not a Franklin Templeton Fund within the past 60 days, you may invest the proceeds without any sales charge if (a) the investment objectives were similar to the Fund's, and (b) your shares in that fund were subject to any front-end or contingent deferred sales charges at the time of purchase. You must provide a copy of the statement showing your redemption.

The Fund's sales charges will also not apply to purchases by:

6. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

7. Group annuity separate accounts offered to retirement plans

8. Retirement plans that (i) are sponsored by an employer with at least 100 employees, (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period. Retirement plans that are not Qualified Retirement Plans or SEPS, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases" above.

9. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.


10. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs


11. Registered Securities Dealers and their affiliates, for their investment accounts only

12. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

13. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

14. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

15.   Accounts managed by the Franklin Templeton Group

16. Certain unit investment trusts and their holders reinvesting distributions from the trusts

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, please call our Retirement Plans Department.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS


The payments described below may be made to Securities Dealers who initiate and are responsible for certain purchases made without a sales charge. The payments described below may be made to Securities Dealers who initiate and are responsible for certain purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

1. Purchases of $1 million or more - up to 0.75% of the purchase price.

2. Purchases by certain retirement plans - up to 1% of the purchase price.

3. Purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the purchase price.

A Securities Dealer may only receive one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1 or 2 above will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.


May I Exchange Shares for Shares of Another Fund?


We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums.


METHOD           STEPS TO FOLLOW

By Mail           1. Send us written instructions signed by all account owners

                  2. Include any outstanding share certificates for the shares you're exchanging

By Phone          Call Shareholder Services or TeleFACTS(R)

                  - If you do not want the ability to exchange by phone to apply to your account, please let us know.

Through Your Dealer     Call your investment representative


Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.


WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

Contingent Deferred Sales Charge. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. For accounts with shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund in the order they were purchased. If you exchange shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. For more information about the Contingent Deferred Sales Charge, please see that section under "How Do I Sell Shares?"

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:


o You may only exchange shares within the same class, except as noted below.



o The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."


o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact our Retirement Plans Department for information on exchanges within these plans.

o The fund you are exchanging into must be eligible for sale in your state.


o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you: (i) request an exchange out of the Fund within two weeks of an earlier exchange request, (ii) exchange shares out of the Fund more than twice in a calendar quarter, or
(iii) exchange shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you exchange shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.


Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.


LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the Global Currency Fund and the High Income Fund, such as "Advisor Class" or with respect to all the Currency Funds, "Class Z" shares. Because the Global Currency Fund and the High Income Fund does not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for shares of those Funds at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Fund shares for Advisor Class shares of that fund. Beginning on or about May 1, 1997, you may also exchange Class Z shares of Franklin Mutual Series Fund Inc. for shares of the Fund at Net Asset Value.


HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD           STEPS TO FOLLOW

By Mail           1. Send us written instructions signed by all account owners

                  2. Include any outstanding share certificates for the shares you are selling

                  3. Provide a signature guarantee if required


                  4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.


By Phone

(Only available if you have completed and sent to us the telephone redemption agreement included with this prospectus)

                  Call Shareholder Services

                  Telephone requests will be accepted:

                  o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                  o If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund

                  o Unless you are selling shares in a Trust Company retirement plan account

                  o Unless the address on your account was changed by phone within the last 30 days

Through Your Dealer     Call your investment representative


Beginning on or about May 1, 1997, you will automatically be able to redeem shares by telephone without completing a telephone redemption agreement. Please notify us in writing if you do not want this option to be available on your account. If you later decide you would like this option, send us written instructions signed by all account owners, with a signature guarantee.


We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to receive or pay out cash in the form of currency.


If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.


Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.


Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.


TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call our Retirement Plans Department.

CONTINGENT DEFERRED SALES CHARGE


If you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.


Unless otherwise specified, when you request to sell a stated dollar amount, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated number of shares, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

Waivers. We waive the Contingent Deferred Sales Charge for:

o Exchanges

o Account fees

o Sales of shares purchased pursuant to a sales charge waiver

o Redemptions by the Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1,
1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% a month of an account's Net Asset Value (3% quarterly, 6% semiannually or 12% annually). For example, if you maintain an annual balance of $1 million, you can withdraw up to $120,000 annually through a systematic withdrawal plan free of charge.

o Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

o Tax-free returns of excess contributions from employee benefit plans

o Distributions from employee benefit plans, including those due to termination or plan transfer


WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Fund declares dividends from its net investment income monthly to shareholders of record on the first business day before the 15th of the month and pays them on or about the last day of that month. Capital gains, if any, may be distributed annually, usually in December.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.


DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:


1. Buy additional shares of the Fund - You may buy additional shares of the same class of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.


2. Buy shares of other Franklin Templeton Funds - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.


3. Receive distributions in cash - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

To select one of these options, please complete sections 6 and 7 of the shareholder application included with this prospectus or tell your investment representative which option you prefer. If you do not select an option, we will automatically reinvest dividend and capital gain distributions in the same class of the Fund. For Trust Company retirement plans, special forms are required to receive distributions in cash. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option.


TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS


HOW AND WHEN SHARES ARE PRICED

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price of the Fund in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. Class I, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.


THE PRICE WE USE WHEN YOU BUY OR SELL SHARES

You buy shares at the Offering Price, unless you qualify to buy shares at a reduced sales charge or with no sales charge. The Offering Price is based on the Net Asset Value per share and includes the maximum sales charge. We calculate it to two decimal places using standard rounding criteria. You sell shares at Net Asset Value.


The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.


PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,


o The Fund's name,

o The class of shares,


o A description of the request,


o For exchanges, the name of the fund you're exchanging into,


o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.


A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. You should verify that the institution is an eligible guarantor before signing. A notarized signature is not sufficient.


SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.


When you call, we will request personal or other identifying information to confirm that instructions are genuine. We will also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.


If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.


Trust Company Retirement Plan Accounts. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.


To obtain any required forms or more information about distribution or transfer procedures, please call our Retirement Plans Department.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS


When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

Joint Ownership. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, we cannot accept instructions to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

Gifts and Transfers to Minors. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

Trusts. You should register your account as a trust, only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.


Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT  DOCUMENTS REQUIRED

Corporation       Corporate Resolution

Partnership       1. The pages from the partnership agreement that identify
                  the general partners, or

                  2. A certification for a partnership agreement

Trust 1. The pages from the trust document that identify the trustees, or

                  2. A certification for trust


Street or Nominee Accounts. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

Electronic Instructions. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions. We will accept electronic instructions directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.


TAX IDENTIFICATION NUMBER


The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if (i) you have not furnished a certified correct taxpayer identification number, (ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or (iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.


KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

AUTOMATIC PAYROLL DEDUCTION

You may have money transferred from your paycheck to the Fund to buy additional Class I shares. Your investments will continue automatically until you instruct the Fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.


If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.


ELECTRONIC FUND TRANSFERS


You may choose to have dividend and capital gain distributions from Class I shares of the Fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.


TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

o obtain information about your account;

o obtain price and performance information about any Franklin Templeton Fund;

o exchange shares between identically registered Franklin accounts; and


o request duplicate statements and deposit slips for Franklin accounts.

You will need the Fund's code number to use TeleFACTS. The Funds' codes are 211 for the Global Currency Fund, 212 for the Hard Currency Fund, and 213 for the High Income Fund.


STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. Please verify the accuracy of your statements when you receive them.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.

INSTITUTIONAL ACCOUNTS


Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.


AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?


If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. TICI is located at 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091. You may also contact us by phone at one of the numbers listed below.


                                               HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME                 TELEPHONE NO.        (MONDAY THROUGH FRIDAY)
Shareholder Services            1-800/632-2301          5:30 a.m. to 5:00 p.m.
Dealer Services                 1-800/524-4040          5:30 a.m. to 5:00 p.m.
Fund Information                1-800/DIAL BEN          5:30 a.m. to 8:00 p.m.
                                (1-800/342-5236)        6:30 a.m. to 2:30 p.m.
                                                             (Saturday)
Retirement Plans                1-800/527-2020          5:30 a.m. to 5:00 p.m.
Institutional Services          1-800/321-8563          6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)          1-800/851-0637          5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the Fund's investment manager

Board - The Board of Trustees of the Trust

CD - Certificate of deposit


Class I, Class II and Advisor Class - The Hard Currency Fund offers two classes of shares, designated "Class I" and "Advisor Class." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures. Certain funds in the Franklin Templeton Funds also offer a share class designated "Class II."


Code - Internal Revenue Code of 1986, as amended

Contingency Period - The 12 month period during which a Contingent Deferred Sales Charge may apply. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

Contingent Deferred Sales Charge (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.


Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."


Eligible Governmental Authority - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.


Franklin Templeton Funds - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

Investment Managers - Franklin Advisers, Inc., the Fund's investment manager, and Templeton Investment Counsel, Inc., the Fund's subadvisor.


IRS - Internal Revenue Service

Letter - Letter of Intent


Major Currencies - As used in this prospectus, Australian dollar, Belgian franc, British pound sterling, Canadian dollar, Danish krone, Netherlands guilder, European Currency Unit ("ECU"), French franc, German mark, Italian lira, Japanese yen, New Zealand dollar, Spanish peseta, Swedish krona, Swiss franc and U.S. dollar.

Market Timers - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

Moody's - Moody's Investors Service, Inc.


NASD - National Association of Securities Dealers, Inc.


Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.


Non-Major Currencies - as used in this prospectus, currencies other than the Major Currencies that are freely convertible into one or more of the Major Currencies.

NSCC - National Securities Clearing Corporation


NYSE - New York Stock Exchange


Offering Price - The public offering price is based on the Net Asset Value per share and includes the 3.0% sales charge.


Qualified Retirement Plans - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.


REIT - Real Estate Investment Trust

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information


S&P - Standard & Poor's Corporation


SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code


TeleFACTS(R) - Franklin Templeton's automated customer servicing system

TICI - Templeton Investment Counsel, Inc., the Fund's sub-advisor.


Trust Company - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States


We/Our/Us - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.



PROSPECTUS & APPLICATION

FRANKLIN TEMPLETON
GERMAN GOVERNMENT
BOND FUND

INVESTMENT STRATEGY


GLOBAL GROWTH AND INCOME

MARCH 1, 1997


FRANKLIN TEMPLETON GLOBAL TRUST


This prospectus describes Class I shares of the Franklin Templeton German Government Bond Fund (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund currently offers another class of shares with a different sales charge and expense structure, which affects performance. This class is described in a separate prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

The Fund has a Statement of Additional Information ("SAI") for its Class I shares, dated March 1, 1997, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.


Franklin Templeton German Government Bond Fund


FRANKLIN TEMPLETON GERMAN
GOVERNMENT BOND FUND

MARCH 1, 1997

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.


Table of Contents


About the Fund
Expense Summary...................................................     2
Financial Highlights..............................................     3
How does the Fund Invest its Assets?..............................     4
What are the Fund's Potential Risks?..............................    10
Who Manages the Fund?.............................................    15
How does the Fund Measure Performance?............................    17
How Taxation Affects the Fund and its Shareholders ...............    17
How is the Trust Organized?.......................................    19
About Your Account
How Do I Buy Shares?..............................................    20
May I Exchange Shares for Shares of Another Fund?.................    26
How Do I Sell Shares?.............................................    28
What Distributions Might I Receive from the Fund?.................    31
Transaction Procedures and Special Requirements ..................    32
Services to Help You Manage Your Account..........................    36
What If I Have Questions About My Account?........................    38
Glossary
Useful Terms and Definitions .....................................    39


777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN


Franklin Templeton German Government Bond Fund


ABOUT THE FUND

EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in the Fund. It is based on the Fund's historical expenses for the fiscal year ended October 31, 1996. The Fund's actual expenses may vary.

A.    SHAREHOLDER TRANSACTION EXPENSES+
  Maximum Sales Charge Imposed on Purchases
 (as a percentage of Offering Price)                             3.00%++
  Deferred Sales Charge                                          None+++
  Exchange Fee (per transaction)                                $5.00*
B.    ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
  Management Fees                                                0.55%
  Rule 12b-1 Fees                                                0.19%**
  Other Expenses                                                 0.36%
  Total Fund Operating Expenses                                  1.10%
C.    EXAMPLE

  Assume the Fund's annual return is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.

            1 YEAR     3 YEARS     5 YEARS          10 YEARS
            $41***         $64         $89              $160


THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

++There is no front-end sales charge if you invest $1 million or more.


+++A Contingent Deferred Sales Charge of 1% may apply to purchases of $1 million or more if you sell the shares within one year. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.


*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.



**These fees may not exceed 0.25%. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.

***Assumes a Contingent Deferred Sales Charge will not apply.


FINANCIAL HIGHLIGHTS


This table summarizes the Fund's financial history. The information for the fiscal year ended October 31, 1996, 1995, the six-month period ended October 31, 1994 and the fiscal year ended April 30, 1994 has been audited by Coopers & Lybrand L.L.P., the Fund's independent auditors. Their audit report covering each of the most recent four periods appears in the financial statements in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1996. The previous periods' information was audited by other independent auditors whose opinions are not included herein. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.



                                                  FOR THE SIX  FOR THE  FOR THE FOUR
                                                      MONTHS     YEAR     MONTHS
                                                      ENDED      ENDED     ENDED
                    FOR THE YEAR ENDED OCTOBER 31,  OCTOBER 31,  APRIL 30, APRIL 30,

                                       1996   1995    1994       19942      19931
Per Share Operating Performance+
Net Asset Value at Beginning of Period $14.31 $13.26 $12.29    $13.08      $12.50
Net Investment Income                     .66   1.53    .41       .78         .27
Net Realized & Unrealized Gain (Loss)    (.69)   .71    .92      (.72)        .56
Total From Investment Operations         (.03)  2.24   1.33       .06         .83
Distributions From Net Investment Income(1.00) (1.19)  (.36)     (.39)       (.25)
Distributions from Capital Gains         (.06)   -      -        (.06)         -
Distributions From Return of Capital     (.06)   -      -        (.40)         -
Total Distributions                      (1.12)(1.19)  (.36)     (.85)       (.25)
Net Asset Value at End of Period        $13.16$14.31 $13.26    $12.29      $13.08
Total Return++                            (.14)%18.28%10.92%      .64%       6.15%
Ratios/Supplemental Data
Net Assets at End of Period (in 000's) $17,552 $24,113 $13,236 $13,341   $10,738
Ratio of Expenses to Average Net Assets** 1.10%  1.25% 1.04%*    1.00%        .87%*
Ratio of Net Investment Income
 to Average Net Assets                    5.25%  5.17% 6.37%*    4.74%       6.06%*
Portfolio Turnover Rate                  57.59% 67.77%301.60%* 185.66%     190.89%*


1For the period December 31, 1992 (effective date of registration) to April 30, 1993.

2On November 12, 1993, the investment advisor changed to Advisers.

3Six month period ended October 31, 1994, reflecting a change in fiscal year.



+Selected data for a share of beneficial interest outstanding throughout the period.

++Total return measures the change in value of an investment over the periods indicated. It is not annualized, except where indicated. It does not include the maximum front-end sales charge or Contingent Deferred Sales Charge and assumes reinvestment of dividends and capital gains, if any, at Net Asset Value.


*Annualized

**During the periods indicated, Advisers agreed in advance to limit its management fees to reduce expenses of the Fund. Had such action not been taken, the ratios of expenses to average net assets would have been as follows:

               Ratio of Expenses
             to Average Net Assets


1993                 1.73%*
1994                 1.83%
19943                1.77%*
1995                 1.29%

HOW DOES THE FUND INVEST ITS ASSETS?


THE FUND'S INVESTMENT OBJECTIVE

The Fund's investment objective is to seek, over the long-term, total return through investment in a managed portfolio of German government bonds.

The Fund is designed for U.S. investors who wish to invest in German government bonds for the purpose of seeking one or more of the following potential benefits:

o Higher current yields than may be available on U.S. government bonds

o Capital appreciation resulting from a decline in German interest rates and a corresponding increase in German government bond prices

o Currency gains from an increase in the value of the German mark relative to the U.S. dollar

o Safety of principal due to the high credit quality of German government bonds

o Portfolio diversification outside the U.S. through German currency and interest rate exposure

o Protection of global purchasing power in the event of higher U.S. inflation rates and/or depreciation of the U.S. dollar relative to the German mark

The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved or that any of the potential benefits listed above will be realized.


TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST

Under normal market conditions, the Fund will invest between 65% and 100% of its total assets in debt obligations issued or guaranteed by the Federal Republic of Germany, its agencies, instrumentalities and political subdivisions ("German government obligations"); and securities backed exclusively by loans to public sector institutions, known as Offentliche Pfandbriefe or global Pfandbriefe. The German government obligations or Pfandbriefe in which the Fund invests are denominated in the German mark and are rated, at the time of purchase, triple A by a U.S. nationally recognized rating service, such as S&P or Moody's, or, if unrated, are considered by the Investment Managers to be of comparable quality to triple A rated instruments, the highest rating given by the rating services. The Fund currently intends to limit its investments in Pfandbriefe to no more than 20% of its total assets. For liquidity purposes, the Fund may invest up to 5% of its total assets in U.S. dollar denominated cash and money market instruments, such as U.S. Treasury bills.


It is possible, although not anticipated, that the Fund may invest up to 35% of its total assets in (i) German mark-denominated bonds and other debt instruments issued by sovereign governments other than the Federal Republic of Germany and by supranational organizations (such as the World Bank) that are rated, at the time of purchase, triple A by S&P or Moody's, or in securities that are unrated if, in the opinion of the Investment Managers, they are of comparable quality to triple A rated instruments; and (ii) cash and money market instruments denominated in the German mark that are rated at time of purchase A-1+ by S&P and/or P-1 by Moody's, or that, if unrated, are in the opinion of the Investment Managers, to be of comparable high quality.

The Fund may occasionally hold significant cash or cash equivalents denominated in German marks until suitable investment positions are available. You should understand that in order to preserve its favorable tax status, the Fund may regularly hold 25% or less of its assets in obligations issued or guaranteed by the Federal Republic of Germany even while holding 65% or more of its total assets in German government obligations (as defined above). As a temporary measure, the Fund may reduce its investment in German government obligations and/or increase its investment in U.S. government and agency securities from time to time to preserve its favorable tax status.

The rate of exchange between the U.S. dollar and the German mark fluctuates. As a result, the Fund generally will experience gains and losses attributable to those fluctuations. The Fund does not generally position hedge or otherwise attempt to limit its exposure to German mark currency risk and, therefore, is designed for investors who are prepared to accept the risk of currency fluctuations.


Changes in German market interest rates will affect the market value of the Fund. When German market interest rates rise, the market value of the Fund's securities generally will decline. Conversely, when German market interest rates decline, the market value of the Fund's securities generally will rise. The Fund's Investment Managers will actively manage the Fund's portfolio maturity structure in an attempt to achieve positive returns for the Fund over time from changes in interest rates.
See "What are the Fund's Potential Risks?"


Under normal market conditions, the Fund's weighted average portfolio maturity will be at least five years. For temporary, defensive purposes, however, the Fund's weighted average portfolio maturity may be less than five years.

The Investment Managers invest the Fund's assets based on a number of factors, including, (i) the current level of interest rates on German government obligations of various maturities and (ii) its view of future movements of those interest rates. In determining the Fund's maturity structure, the Investment Managers consider many factors pertaining to the German economy, including the current stage of the economic cycle, government fiscal and monetary policy, inflation expectations, the relationship of interest rates of varying maturities, (i.e., the slope of the yield curve), currency market outlook, and economic growth prospects within Germany and around the world.

German Government Obligations. German government obligations generally are considered by rating agencies to be among the highest credit quality debt instruments worldwide. In addition, the Bundesbank (the German central bank) generally is viewed as among the most disciplined and earnest central banks in the world in its policies of fighting domestic inflation and protecting the international value of the German mark.

The German bond market is the third largest in the world and currently also one of the fastest growing. The fall of the Berlin Wall in 1989 and after the reunification of what were previously East Germany and West Germany in 1990 have significantly increased German public sector financing needs and caused substantial recent growth of the German government bond market.


According to Merrill Lynch, the face amount of German mark-denominated bonds outstanding as of December 31, 1995, was approximately 4.38 trillion marks (U.S. $2.82 trillion). Of this total, German government and agency bonds accounted for
1.273 trillion marks (U.S. $821 billion), or about 41% of the total market. Liquidity in the German government bond market is considered by the Fund's Investment Managers to be very high.

The table below shows publicly issued German bonds outstanding, by issuer type, as of December 31, 1995. U.S. bond market statistics are also provided for comparison purposes.


Comparative Bond Market Statistics
(in U.S. $billions)

ISSUER TYPE                            GERMANY    U.S.


Central government                      $ 704.5 $2,546.5
Central government agency
 & government guaranteed                  116.8  2,606.1
State and local                           445.7  1,029.6
Corporates                              1,038.2  2,485.2
Other, foreign, international and Euros   519.7    956.9
Total                                  $2,824.9 $9,624.3
Source: Merrill Lynch


Certain German government obligations are issued or otherwise guaranteed by the Federal Republic of Germany. These obligations carry the explicit full faith and credit backing of the German government and include direct obligations of the government (Bunds), as well as certain government agency issues, such as the German Unity Fund (Fonds Deutsche Einheit), established to help pay for the reconstruction of former East Germany's economy, and the Treuhandanstalt, established to facilitate the privatization of assets of former East Germany.

Other German government obligations are guaranteed by their issuing agency, instrumentality or political subdivision, but do not carry the explicit full faith and credit guarantee of the German government. The Fund will invest only in obligations that the Investment Managers consider to be of credit quality substantially equivalent to direct obligations of the German government. Issuers presently satisfying this standard include the German Federal Railways (Bundesbahn), the German Post Office (Bundespost), the Kreditanstalt fur Wiederaufbau ("KFW"), as well as certain of the 16 separate federal states (Lander) comprising Germany.

Pfandbriefe - These are German non-callable, fixed income securities, known as Offentliche Pfandbriefe and global Pfandbriefe. Global Pfandbriefe represents a pool of Offentliche Pfandbriefe which are issued by German privately owned mortgage banks and collateralized by loans to public sector institutions.

OTHER INVESTMENT POLICIES OF THE FUND

Forwards, Futures and Option Contracts. The Fund may use forward foreign currency exchange contracts ("forwards"), futures contracts ("futures"), option contracts on futures and over-the-counter ("OTC") options (collectively, "options") in the management of its investment portfolio.

A forward is individually negotiated and privately traded by currency traders (usually large commercial banks) and their customers. There are generally no deposit requirements, and the contracts are traded at a net price without commission. A forward involves an obligation to exchange one specific currency for another specific currency (e.g., an obligation to exchange U.S. dollars for German marks) at an agreed-upon rate of exchange at a future date, which may be any fixed number of days from the date of the contract. The market for forwards involving the exchange of U.S. dollars and German marks is highly liquid.

A bond (or currency) future is an agreement to buy or sell a specified quantity of bonds (or currency) at an agreed-upon price on a specified date. When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract.

An option gives the holder (buyer) of the option the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified amount of a particular security or currency (such as German government obligations or German marks), or a specified number of futures on the security or currency, on a specified date and price. The option buyer pays the option seller a negotiated premium upon the establishment of the contract. Options on futures are transacted through established exchanges. Options on German government obligations and on German marks are transacted in the OTC market directly between the buyer and seller. The staff of the SEC has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Fund may treat the securities it uses as cover for written OTC options as liquid if it follows certain procedures. The Fund may sell OTC options only to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a predetermined formula. The option would then be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

When the Fund agrees to buy or sell a security denominated in the German mark, it may enter into forwards in order to "lock in" the U.S. dollar price of the security. By entering into a forward calling for the receipt or delivery, for a fixed amount of U.S. dollars, of the amount of German marks involved in the underlying security transactions, the Fund will be able to protect itself against a change in the relationship between the U.S. dollar and the German mark during the period between the date the security is purchased or sold and the date on which payment is made or received.

For investment purposes, the Fund may use forwards, futures and options to establish Fund exposure to the German mark, and futures and options to establish Fund exposure to German government obligations, in a fast and cost-effective way. This may be necessary either when the Fund has a substantial U.S. dollar account receivable for Fund shares sold or when the Fund's Investment Managers require extra time to invest cash balances in German mark-denominated securities. In each of these cases, the Fund's use of forwards, futures and options is temporary and for the purpose of maintaining the Fund's intended ongoing exposure to the German mark and to German government obligations.

The Fund may from time to time also use forwards calling for the future purchase of German marks, in conjunction with U.S. dollar-denominated cash or money market instruments, for the purpose of obtaining an investment result that is substantially equivalent to a direct investment in a German mark-denominated money market instrument.

Although permitted to do so, the Fund does not currently intend to enter into currency futures contracts or options on currency futures.

The Fund may, under extraordinary circumstances and for temporary, defensive purposes only, employ forwards, futures and options for hedging the Fund's German bond and currency exposure.

When-Issued and Firm Commitment Agreements. The Fund may invest up to 25% of its assets in securities on a "when-issued" or "firm commitment" basis, for payment and delivery at a later date. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future time.

At the time of settlement (normally within 30 to 60 days after the day of the agreement or purchase), the market value of the security may be more or less than its purchase or sale price and the Fund, as buyer, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. There is also a risk that the party with whom the Fund enters into a transaction may default. Failure of the other party to perform its part of the commitment could result in a loss of income to the Fund. The Fund will make commitments to purchase or sell only securities that are eligible for inclusion in its portfolio.

While the Fund normally enters into these transactions with the intention of actually receiving or delivering the securities, it may sell the securities before the settlement date or enter into a new commitment to extend the delivery date further into the future if the Investment Managers consider it advisable as a matter of investment strategy.

Between the time of purchase and settlement, no payment is made and no interest on securities purchased for future delivery is received by the Fund. If the assets of the Fund were held in cash pending the settlement of a transaction, the Fund would earn no income. The Fund, however, intends to be fully invested to the extent possible.

When the Fund enters into a when-issued purchase or a firm commitment to buy securities, the Fund will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of the purchase commitments until payment is made. These procedures are designed to help insure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued purchases and firm commitments.


Illiquid Investments. The Fund's policy is not to invest more than 10% of its net assets, at the time of purchase, in illiquid securities, including repurchase agreements maturing in more than seven days, time deposits maturing in more than seven days, OTC options bought by the Fund and investments hedged by OTC options. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Other. Although permitted to do so, the Fund does not currently intend to enter into repurchase agreements or lend its portfolio securities. The Fund will not borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 331/3% of the total value of its assets (no additional investments may be made while any borrowings exceed 5% of the Fund's total assets). The Fund may invest in time deposits of commercial banks having short-term deposit ratings of A-1+ by S&P and/or P-1 by Moody's.

Percentage Restrictions. If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value or liquidity of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.

Other Policies and Restrictions. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How does the Fund Invest its Assets?" and "Investment Restrictions" in the SAI.

WHAT ARE THE FUND'S POTENTIAL RISKS?

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the bond market as a whole.


Under normal market conditions, the Fund invests a significant portion of its assets in instruments denominated in German marks. Therefore, your gains or losses on shares of the Fund will in large part be based on changes in the Net Asset Value of the shares, expressed in U.S. dollars, attributable to fluctuations in the exchange rate between the U.S. dollar and the German mark.

Changes in Germany's prevailing interest rates will affect the value of the Fund's portfolio and thus its share price. Increased rates of interest that frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of Fund shares.

German interest rates and currency valuations have fluctuated unpredictably in the past and can be expected to do so in the future.

The primary risk factors associated with investment in German government obligations arise in connection with market fluctuations in the level of German interest rates and in the exchange rate between the U.S. dollar and the German mark. At any given point in time, the impact of interest rate and currency exchange rate changes on the Fund's share price may be reinforcing or offsetting. These risks are described in more detail below.

The yield and total return of the Fund may be higher or lower than the yield and total return of a fund investing in U.S. dollar-denominated bonds of comparable maturity and quality. In addition, you should recognize that due to periodic interest rate and exchange rate volatility, the Fund's share price is likely to experience significant volatility from time to time, and this volatility may be greater than would be experienced by a comparable U.S. dollar-denominated bond fund.

The Fund is intended to be only one part of your international and global diversification program, and holding shares of the Fund should not be considered a complete investment program.

INTEREST RATE RISK

Bond prices move inversely to the direction of changes in interest rates. When interest rates rise, bond prices generally decline, and when interest rates decline, bond prices generally rise. For any given change in market interest rates, bonds having longer maturities generally will experience greater price movements.

It is anticipated that under normal market conditions, the Fund's weighted average portfolio maturity will be at least five years and may be as long as ten years. Therefore, a significant rise in German bond market interest rates can generally be expected to cause a significant decline in the Fund's Net Asset Value per share. Conversely, a large decline in German bond market interest rates can generally be expected to cause the Fund's share price to rise significantly.

The Investment Managers actively manage the average maturity of the Fund's investments, shortening the Fund's maturity when it is expected that German interest rates will rise and lengthening the maturity when it is expected that German interest rates will decline. This active management of the Fund's maturity structure is intended to improve the long-term performance of the Fund on a total return basis relative to that of an unmanaged portfolio of German government obligations. Of course, there can be no assurance that active management will achieve the desired result.

CURRENCY RISK

The value of German government obligations, when expressed in U.S. dollars, will fluctuate with changes in the exchange rate between the U.S. dollar and the German mark. A decline in the mark relative to the dollar will generally result in a decline in the Fund's share price (determined on a U.S. dollar basis). On the other hand, if the mark appreciates relative to the U.S. dollar (i.e., the U.S. dollar declines), the Fund's share price generally can be expected to rise.

To give U.S. dollar-based investors the opportunity to achieve more fully the benefit of German mark currency diversification, the Fund does not engage in hedging strategies to minimize or eliminate Fund share price fluctuations arising from changes in the exchange rate between the U.S. dollar and the German mark. Hedging strategies could reduce the currency risk of investing in German government obligations, but would also reduce the potential benefits or gains that can be achieved.

Because of its investment primarily in German mark-denominated obligations and its policy of not hedging currency risk, the Fund's share price will likely exhibit greater day-to-day volatility than a fund that diversifies its currency risk across multiple currencies and/or regularly hedges its currency risk. You should also recognize that even though interest rates on German government obligations may from time to time exceed the rates on U.S. dollar-denominated bonds of comparable maturity and quality, a decline in the German mark relative to the U.S. dollar over any given period could more than offset any interest rate advantage, resulting in a negative total return for the Fund over that period.

In the event of an extraordinary political or world development that, in the view of the Fund's Investment Managers, threatens the social or political stability of Germany or the viability of the German government, the Fund may invest in U.S. government securities and U.S. dollar-denominated cash equivalents or otherwise hedge its German bond and currency risk, without limitation, but only for temporary, defensive purposes.

GERMAN ECONOMIC RISK FACTORS

The following information is a brief summary of factors affecting the Fund and does not purport to be a complete description of the factors. The information is based primarily upon information derived from public documents relating to securities offerings of issuers of German government obligations, from independent credit reports and historically reliable sources, but has not been independently verified by the Fund.


The Federal Republic of Germany, which comprises what was formerly the nations of East Germany and West Germany, is considered by the rating agencies and by the Fund's Investment Managers to be among the world's most creditworthy issuers of debt obligations. Both S&P and Moody's have assigned their highest ratings, AAA and Aaa, respectively, to obligations of the Federal Republic of Germany.


The German mark is considered to be the primary reserve currency of Europe and, along with the Japanese yen, has increasingly been used as a reserve currency worldwide, sharing the traditional role of the U.S. dollar. Because of Germany's strong record of economic growth and responsible fiscal and monetary policy, the mark has been among the strongest of the world's major currencies in the period dating back to the return of freely floating exchange rates in the early 1970s. Of course, there can be no assurance that the German mark will perform or be regarded in the future as it has in the past.

The Bundesbank (the German central bank) operates largely independently of Germany's political system and is charged with responsibility for protecting the international value of the German mark. In response to the high levels of unification-related public and private expenditures and the inflationary pressures arising from these expenditures, the Bundesbank has maintained a tight monetary policy in recent years, resulting in interest rates well above those in the U.S., Japan and other countries outside Europe. In mid-1992, German interest rates began to decline as continued tight monetary policy created expectations of economic slowing. This decline in German interest rates continued through the end of 1993 as the German economy suffered a significant recession and the Bundesbank accelerated the easing process. During the first quarter of 1994, German yields began to rise as signs of economic growth emerged in the German economy.

The unification of East Germany and West Germany and the ensuing efforts to raise living standards and modernize infrastructure in what was previously East Germany have been a costly undertaking for Germany. Much of the cost of unification has been financed through deficit spending, resulting in significantly increased public-sector borrowing requirements since 1989. The ongoing high levels of public sector borrowing and spending in Germany resulting from unification may cause German interest rates and inflation rates to be higher than would otherwise be the case. This, in turn, may adversely affect the total returns on German government obligations. Unification has placed great pressure on the German economy and, although progress has recently been made to improve German government finances, these pressures may adversely affect monetary policy as conducted by the Bundesbank as well as the credit quality of German government obligations.

In addition to unification, the disintegration of the Soviet Union and its sphere of influence also may have an adverse impact on the German economy. In particular, Germany may be subject to increased immigration pressures and social discord. Germany also faces uncertainty with respect to repayment of government-guaranteed loans made to former eastern bloc countries.

FORWARDS, FUTURES AND OPTIONS


The use of forwards, futures and options by the Fund involves investment risks to which the Fund would not be subject absent its use of these instruments. The risks inherent in the use of forwards, futures and options include: (1) dependence on the ability of the Fund's Investment Managers correctly to predict movements in the direction of interest rates, securities prices and currency rates; (2) imperfect correlation between the price of options and futures and in the prices of the securities or the currencies underlying the options and futures; (3) the skills needed to use these instruments are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any particular time; (5) the possible loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in a future or an option; and (6) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Fund's ability to enter into certain futures and options is also limited by the requirements of the Code for qualification of the Fund as a regulated investment company. These securities may also require the application of complex and special tax rules and elections that may affect the amount, timing and character of distributions to shareholders. Transactions in options, futures and options on futures are generally considered "derivative securities." These investments and transactions are discussed further in the tax section included in this prospectus and in the SAI.


OTHER RISK FACTORS


Foreign taxes can adversely affect the Fund's performance, though it is anticipated that the Fund will invest only in debt obligations that are not subject to foreign tax withholding. For more information on tax issues affecting the Fund, see "How Taxation Affects the Fund and its Shareholders" in this prospectus and "Additional Information on Distributions and Taxes," in the SAI.

The Fund is a "non-diversified" fund, which means there are no restrictions under the 1940 Act on the percentage of assets that may be invested at any time in the securities of any one issuer. However, as a non-diversified fund, and as a fund that concentrates its investments primarily in German government obligations denominated in German marks, the Fund may be subject to greater risk with respect to its portfolio securities than a mutual fund that has a broader range of investments. Although the Fund is "non-diversified" for purposes of the 1940 Act, it must still meet certain diversification standards to qualify as a regulated investment company under the Code. If the Fund is unable to meet the diversification standards, the Fund may be subject to taxation as a corporation. These diversification standards require the Fund to invest no more than 25% of its total assets in a single issuer and, with respect to at least 50% of its total assets, to invest in cash, U.S. government securities, securities of other regulated investment companies, and other securities as to which the Fund invests no more than 5% of its assets in the securities of any one issuer or holds no more than 10% of the outstanding voting securities of any one issuer. The Investment Managers believe the Fund will be able to meet these diversification standards following its normal investment policies. As necessary to satisfy the diversification standards, the Fund may invest a significant portion of its assets in German government obligations other than those issued or guaranteed by the Federal Republic of Germany and in German mark-denominated obligations issued by other sovereign governments and supranational organizations. To the extent the Fund is not fully diversified, it may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it was more broadly diversified.


A mutual fund can incur significant transaction costs in its purchases and sales of foreign securities and currencies. Due to the highly liquid nature of the German government obligation and foreign exchange markets, however, it is anticipated that Fund transaction costs will be minimal and will not have a material impact on the Fund's performance.

The Fund's custody and portfolio accounting expenses may be higher than those experienced by a fund investing solely in U.S. dollar-denominated bonds.

Investing in non-U.S. securities generally may be subject to certain risk factors not thought to be present in the U.S. These include expropriation of foreign-owned assets, confiscatory taxation, exchange controls, political and social instability, and the difficulty of enforcing obligations in other countries. See "Investing in Foreign Securities" in the SAI for a more detailed discussion of those risk factors.

WHO MANAGES THE FUND?


The Board. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist between the Fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

Investment Managers. The Investment Managers manage the Fund's assets and make its investment decisions. The Investment Managers also perform similar services for other funds. The Investment Managers are wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, the Investment Managers and their affiliates manage over $179 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Under an agreement with Advisers, TICI is the sub-advisor of the Fund. TICI provides Advisers with investment management advice and assistance. TICI's activities are subject to the Board's review and control, as well as Advisers' instruction and supervision.


Management Team. The team responsible for the day-to-day management of the Fund's portfolio is: Tom Latta and Neil S. Devlin, since November 1993.

Thomas Latta

Portfolio Manager of TICI


Mr. Latta attended the University of Missouri and New York University. Prior to joining the Franklin Templeton Group in 1991, Mr. Latta worked as a portfolio manager with Forester and Hairston, a global fixed-income investment management firm, and prior thereto, he worked for Merrill Lynch as an investment adviser to a large mid-east central bank and then within the structured products group.


Neil S. Devlin

Executive Vice President of TICI


Mr. Devlin holds a Bachelor of Arts degree in Economics and Philosophy from Brandeis University. Prior to joining the Franklin Templeton Group in 1987, Mr. Devlin was a portfolio manager and bond analyst with Constitutional Capital Management of Boston and a bond trader and research analyst for the Bank of New England.

Donald P. Gould, a Portfolio Manager with Advisers, is founder and president of the Franklin Tempelton Global Trust (the "Trust"). Mr. Gould supervises the implementation of the Fund's portfolio investment policies. He holds a Master of Business Administration degree from the Harvard Business School and a Bachelor of Arts degree in economics from Pomona College. He joined the Franklin Templeton Group in November 1993 upon its acquisition of certain assets of Huntington Advisers, Inc. He has been in the securities industry since 1981.

Management Fees. During the fiscal year ended October 31, 1996, management fees totaling 0.55% of the average monthly net assets of the Fund were paid to the Investment Managers. Total expenses of the Fund, including fees paid to the Investment Managers, were 1.10%. During the same period, Advisers paid TICI a sub-advisory fee totaling 0.25% of the average daily net assets of the Fund. This fee is not a separate expense of the Fund but is paid by Advisers from the management fees it receives from the Fund.

Portfolio Transactions. The Investment Managers try to obtain the best execution on all transactions. If the Investment Managers believe more than one broker or dealer can provide the best execution, consistent with internal policies they may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

Administrative Services. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Management and Other Services" in the SAI for more information.


THE RULE 12B-1 PLAN


The Fund has a distribution plan or "Rule 12b-1 Plan" for its Class I shares under which it may reimburse Distributors or others for activities primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates, printing prospectuses and reports used for sales purposes, preparing and distributing sales literature and advertisements, and a prorated portion of Distributors' overhead expenses.

Payments by the Fund under the plan may not exceed 0.25% per year of Class I's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase. For more information, please see "The Fund's Underwriter" in the SAI.

HOW DOES THE FUND MEASURE PERFORMANCE?


From time to time, the Fund advertises its performance. The more commonly used measures of performance are total return, current yield and current distribution rate. Performance figures are usually calculated using the maximum sales charge, but certain figures may not include the sales charge.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield shows the income per share earned by the Fund. The current distribution rate shows the dividends or distributions paid to shareholders by the Fund. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.


The Fund's investment results will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.


The Fund also offers another share class and, from time to time, will advertise its performance in a manner described in the prospectus for that class.


HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS


The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.


The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.


Regular income dividends (which are generally distributed monthly) will be determined from the Fund's net investment income, excluding any realized net foreign currency gains and losses. Under U.S. Treasury regulations, net realized foreign currency gains and losses are required to be reported as ordinary income or loss to the Fund. Therefore, if in the course of a fiscal year, the Fund realizes net foreign currency losses, the Fund may be required to reclassify all or a portion of its income dividend distributions made during the fiscal year as a return-of-capital for federal income tax purposes. Net foreign currency gains, if any, will generally be distributed as a supplemental income dividend once each year in December to reflect any net foreign currency gain realized by the Fund as of October 31 for the current fiscal year, and may also reflect any undistributed foreign currency gains for the prior fiscal year. You will be informed of the tax status of all distributions shortly after the close of each calendar year.

For federal income tax purposes, any income dividends that you receive from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether you have elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned Fund shares and regardless of whether the distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions that are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if received by you on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or loss. Any loss incurred on sale or exchange of the Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to the shares.

The Fund's investments in options, futures contracts and forward contracts may give rise to taxable income, gain or loss and will be subject to special tax treatment under certain mark-to-market and straddle rules, the effect of which may be to accelerate income to the Fund, defer Fund losses and cause adjustments in the holding periods of Fund securities. These rules could therefore affect the amount, timing and character of distributions to shareholders. Certain elections may be available to the Fund to mitigate some of the unfavorable consequences of the provisions described in this paragraph. These investments and transactions are discussed in the SAI.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules that may cause gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from the transactions and in turn its distributions to shareholders. These rules are discussed in the SAI.

The Fund will inform you of the source of your dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise you of the tax status for federal income tax purposes of the dividends and distributions.


If you are not considered a U.S. person for purposes of federal income tax purposes, you should consult with your financial or tax advisor regarding the applicability of U.S. withholding or other taxes to distributions received by you from the Fund and the application of foreign tax laws to these distributions.

HOW IS THE TRUST ORGANIZED?

The Fund is a non-diversified series of the Trust, an open-end management investment company, commonly called a mutual fund. It was organized as a Massachusetts business trust in November 1985 and reorganized as a Delaware business trust in August 1996, and is registered with the SEC under the 1940 Act. Shares of each series of the Trust have equal and exclusive rights to dividends and distributions declared by that series and the net assets of the series in the event of liquidation or dissolution. Shares of the Fund are considered Class I shares for redemption, exchange and other purposes. Additional series and classes of shares may be offered in the future. As of January 1, 1997, the Fund began offering a new class of shares designated Franklin Templeton German Government Bond Fund - Advisor Class. All shares outstanding before the offering of Advisor Class shares have been designated Franklin Templeton German Government Bond Fund - Class I. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by state law, or (3) required to be voted on separately by the 1940 Act. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. It may hold a special meeting of a series, however, for matters requiring shareholder approval under the 1940 Act. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board.

As of February 3, 1997, Franklin Resources, Inc. and Franklin Templeton Fund Allocator Series - Franklin Templeton Growth Target Fund owned of record and beneficially more than 25% of the outstanding shares of the Advisor Class of the Fund.


ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check.

                    MINIMUM
                  INVESTMENTS*
To Open Your Account    $100
To Add to Your Account  $ 25

*We may waive these minimums for retirement plans. We may also refuse any order to buy shares.

SALES CHARGE REDUCTIONS AND WAIVERS

- If you qualify to buy shares under one of the sales charge reduction or waiver categories described below, please include a written statement with each purchase order explaining which privilege applies. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

Quantity Discounts. The sales charge you pay depends on the dollar amount you invest, as shown in the table below.


                                TOTAL SALES CHARGE    AMOUNT PAID
                                AS A PERCENTAGE OF  TO DEALER AS A
AMOUNT OF PURCHASE             OFFERING   NET AMOUNT PERCENTAGE OF
AT OFFERING PRICE                PRICE     INVESTED OFFERING PRICE
Less than $50,000                  3.00%       3.09%       2.60%
$50,000 but less than $100,000     2.50%       2.56%       2.25%
$100,000 but less than $250,000    2.00%       2.04%       1.85%
$250,000 but less than $500,000    1.50%       1.52%       1.40%
$500,000 but less than $750,000    1.00%       1.01%       1.00%
$750,000 but less than $1,000,000  0.75%       0.76%       0.75%
$1,000,000 or more*                 None        None       None

*If you invest $1 million or more, a Contingent Deferred Sales Charge may be imposed on an early redemption. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.

Cumulative Quantity Discounts. To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.


Letter of Intent. You may buy shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Fund shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

Group Purchases. If you are a member of a qualified group, you may buy Fund shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,


o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,


o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

Sales Charge Waivers. The Fund's sales charges (front-end and contingent deferred) will not apply to certain purchases. For waiver categories 1, 2 or 3 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

The Fund's sales charges will not apply if you are buying shares with money from the following sources:

 1. Dividend and capital gain distributions from any Franklin Templeton Fund or a REIT sponsored or advised by Franklin Properties, Inc.

 2. Distributions from an existing retirement plan invested in the Franklin Templeton Funds


 3. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds, the Templeton Variable Annuity Fund, the Templeton Variable Products Series Fund, or the Franklin Government Securities Trust. You should contact your tax advisor for information on any tax consequences that may apply.


  4.  Redemptions from any Franklin Templeton Fund if you:

   o Originally paid a sales charge on the shares,

   o Reinvest the money within 365 days of the redemption date, and

   o Reinvest the money in the same class of shares.

An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.

If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

 5.   Redemptions from other mutual funds

If you sold shares of a fund that is not a Franklin Templeton Fund within the past 60 days, you may invest the proceeds without any sales charge if (a) the investment objectives were similar to the Fund's, and (b) your shares in that fund were subject to any front-end or contingent deferred sales charges at the time of purchase. You must provide a copy of the statement showing your redemption.

The Fund's sales charges will also not apply to purchases by:

 6. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

 7.   Group annuity separate accounts offered to retirement plans

 8. Retirement plans that (i) are sponsored by an employer with at least 100 employees, (ii) have plan assets of $1 million or more, or (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period. Retirement plans that are not Qualified Retirement Plans or SEPS, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases" above.

 9. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.


10. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs


11. Registered Securities Dealers and their affiliates, for their investment accounts only

12. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

13. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

14. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

15.   Accounts managed by the Franklin Templeton Group

16. Certain unit investment trusts and their holders reinvesting distributions from the trusts

MAY I BUY SHARES IN GERMAN MARKS?

o Normally you can add to your existing account in German marks.

o The minimum is 10,000 German marks.

o You cannot use a currency other than U.S. dollars or German marks without our preapproval.

o You need our preapproval to open a new account.

Provided that we receive timely notice as described below, Fund shares will be purchased at the public Offering Price in U.S. dollars next determined after the Fund custodian's correspondent bank in Germany receives the German marks, using the same exchange rate used to convert the value of the Fund's German mark-denominated assets into U.S. dollars for portfolio valuation purposes.

The Fund does not charge a fee for receiving investments in this manner. You should check with your bank for any wire and other fees you may need to pay for the transaction.

To invest in the Fund with German marks, please follow the directions below:

1. Call us at 1-800/632-2301 (or 1-415/312-3400) or fax the instructions at 1-415/312-4175 by 1:00 p.m., Eastern time, at least two business days prior to your wiring the money. If the call or fax is made after 1:00 p.m., please allow three business days. Include the following information:

  Date of Wire (Value Date)

  Amount of Wire (in German marks)

  Name of Bank Wiring Funds

  Your Name (as it appears on your account)

  Your Account Number

  Wire Order Number (a new number will be assigned each time)

2. At least two or three business days after the call or fax, you should request for your bank to transmit, for value, immediately available funds in German marks to:

Bank                          Chase Bank A.G.
                              Alexanderstrasse 59
                              Postfach 90-01-09 6000
                              Frankfurt/Main 90
                              Frankfurt-Rodelheim, Germany
Account                       Chase Manhattan Bank,
                              London 623 120 0079
Further Credit                for Franklin Templeton German Government Bond Fund

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, please call our Retirement Plans Department.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS


The payments described below may be made to Securities Dealers who initiate and are responsible for certain purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

1.    Purchases of $1 million or more - up to 0.75% of the purchase price.

2.    Purchases by certain retirement plans - up to 1% of the purchase price.

3. Purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the purchase price.

A Securities Dealer may only receive one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1 or 2 above will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.


MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.


Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums.


METHOD           STEPS TO FOLLOW

By Mail           1. Send us written instructions signed by all account owners

                  2. Include any outstanding share certificates for the shares you are selling

By Phone          Call Shareholder Services or TeleFACTS(R)

                  - If you do not want the ability to exchange by phone to apply to your account, please let us know.

Through Your Dealer  Call your investment representative

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

Contingent Deferred Sales Charge. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. For accounts with shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund in the order they were purchased. If you exchange shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. For more information about the Contingent Deferred Sales Charge, please see that section under "How Do I Sell Shares?"

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:


o You may only exchange shares within the same class, except as noted below.

o The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account(s). Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."


o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact our Retirement Plans Department for information on exchanges within these plans.

o The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you: (i) request an exchange out of the Fund within two weeks of an earlier exchange request, (ii) exchange shares out of the Fund more than twice in a calendar quarter, or (iii) exchange shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you exchange shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.


LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the Fund, such as "Class Z" shares. Beginning on or about May 1, 1997, you may exchange Class Z shares of Franklin Mutual Series Fund Inc. for shares of the Fund at Net Asset Value.


HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD           STEPS TO FOLLOW

By Mail           1. Send us written instructions signed by all account owners

                  2. Include any outstanding share certificates for the shares you are selling

                  3. Provide a signature guarantee if required


                  4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.

By Phone

(Only available if you have completed and sent to us the telephone redemption agreement included with this prospectus.) Call Shareholder Services


                 Telephone requests will be accepted:

                  o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                  o If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund

                  o Unless you are selling shares in a Trust Company retirement plan account

                  o Unless the address on your account was changed by phone within the last 30 days

Through Your Dealer     Call your investment representative


Beginning on or about May 1, 1997, you will automatically be able to redeem shares by telephone without completing a telephone redemption agreement. Please notify us in writing if you do not want this option to be available on your account. If you later decide you would like this option, send us written instructions signed by all account owners, with a signature guarantee.


We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to receive or pay out cash in the form of currency.


If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.


Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

MAY I RECEIVE MY REDEMPTION PROCEEDS IN GERMAN MARKS?

To request payment of redemption proceeds in German marks:

o First, you need to have on file a Foreign Currency Redemption Authorization Form. Please call us for the form at 1-800/632-2301 (or 1-415/312-3400) or fax your request to 1-415/312-4175.

o You must have established a German mark-denominated bank account

o The redemption proceeds must be for a minimum of U.S. $5,000.

o Your redemption proceeds paid in German marks will be calculated using the Net Asset Value per share and the U.S. dollar-German mark exchange rate next determined after receipt of the redemption request in proper form.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call our Retirement Plans Department.

CONTINGENT DEFERRED SALES CHARGE


If you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.


Unless otherwise specified, when you request to sell a stated dollar amount, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated number of shares, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

Waivers. We waive the Contingent Deferred Sales Charge for:

o  Exchanges

o  Account fees

o Sales of shares purchased pursuant to a sales charge waiver

o Redemptions by the Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1,
1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% a month of an account's Net Asset Value (3% quarterly, 6% semiannually or 12% annually). For example, if you maintain an annual balance of $1 million, you can withdraw up to $120,000 annually through a systematic withdrawal plan free of charge.

o Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

o  Tax-free returns of excess contributions from employee benefit plans

o Distributions from employee benefit plans, including those due to termination or plan transfer


WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?


The Fund declares dividends from its net investment income monthly to shareholders of record on the first business day before the 15th of the month and pays them on or about the last day of that month.

Capital gains, if any, may be distributed annually, usually in December

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.


If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.


DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:


1. Buy additional shares of the Fund - You may buy additional shares of the same class of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.


2. Buy shares of other Franklin Templeton Funds - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."


To select one of these options, please complete sections 6 and 7 of the shareholder application included with this prospectus or tell your investment representative which option you prefer. If you do not select an option, we will automatically reinvest dividend and capital gain distributions in the same class of the Fund. For Trust Company retirement plans, special forms are required to receive distributions in cash. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option.


TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

HOW AND WHEN SHARES ARE PRICED


The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price of the Fund in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. Class I, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.


THE PRICE WE USE WHEN YOU BUY OR SELL SHARES

You buy shares at the Offering Price, unless you qualify to buy shares at a reduced sales charge or with no sales charge. The Offering Price is based on the Net Asset Value per share and includes the maximum sales charge. We calculate it to two decimal places using standard rounding criteria. You sell shares at Net Asset Value.


The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.


PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o  Your name,

o The Fund's name,


o The class of shares,


o A description of the request,

o For exchanges, the name of the fund you're exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.


A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. You should verify that the institution is an eligible guarantor before signing. A notarized signature is not sufficient.


SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.


When you call, we will request personal or other identifying information to confirm that instructions are genuine. We will also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

Trust Company Retirement Plan Accounts. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.


To obtain any required forms or more information about distribution or transfer procedures, please call our Retirement Plans Department.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS


When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

Joint Ownership. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, we cannot accept instructions to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.


Gifts and Transfers to Minors. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.


Trusts. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.


Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT  DOCUMENTS REQUIRED

Corporation      Corporate Resolution

Partnership       1. The pages from the partnership agreement that identify the general partners, or

                  2. A certification for a partnership agreement

Trust 1. The pages from the trust document that identify the trustees, or

                  2. A certification for trust


Street or Nominee Accounts. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

Electronic Instructions. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions. We will accept electronic instructions directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.


TAX IDENTIFICATION NUMBER


The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer identification number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.


We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN


Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.


AUTOMATIC PAYROLL DEDUCTION

You may have money transferred from your paycheck to the Fund to buy additional Class I shares. Your investments will continue automatically until you instruct the Fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.


You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"


You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS


You may choose to have dividend and capital gain distributions from Class I shares of the Fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.


TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

o obtain information about your account;

o obtain price and performance information about any Franklin Templeton Fund;

o exchange shares between identically registered Franklin accounts; and


o request duplicate statements and deposit slips for Franklin accounts.

You will need the Fund's code number to use TeleFACTS. The Fund's code number is 210.


STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. Please verify the accuracy of your statements when you receive them.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.

INSTITUTIONAL ACCOUNTS


Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.


AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?



If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. TICI is located at 500 E. Broward Blvd. Suite 2100, Fort Lauderdale, Florida 33394-3091. You may also contact us by phone at one of the numbers listed below.



                                               HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME             TELEPHONE NO.          (MONDAY THROUGH FRIDAY)
Shareholder Services       1-800/632-2301           5:30 a.m. to 5:00 p.m.
Dealer Services            1-800/524-4040           5:30 a.m. to 5:00 p.m.
Fund Information           1-800/DIAL BEN           5:30 a.m. to 8:00 p.m.
                           (1-800/342-5236)         6:30 a.m. to 2:30 p.m.
                                                       (Saturday)
Retirement Plans           1-800/527-2020           5:30 a.m. to 5:00 p.m.
Institutional Services     1-800/321-8563           6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)     1-800/851-0637           5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the Fund's investment manager

Board - The Board of Trustees of the Trust


CD - Certificate of deposit


Class I, Class II and Advisor Class - The Fund offers two classes of shares, designated "Class I" and "Advisor Class." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures. Certain funds in the Franklin Templeton Funds also offer a share class designated "Class II."


Code - Internal Revenue Code of 1986, as amended

Contingency Period - The 12 month period during which a Contingent Deferred Sales Charge may apply. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

Contingent Deferred Sales Charge (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

Eligible Governmental Authority - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.


Franklin Templeton Funds - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund


Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries


Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investment Managers - Franklin Advisers, Inc., the Fund's investment manager, and Templeton Investment Counsel, Inc., the Fund's sub-advisor.


Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent


Market Timers - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

Moody's - Moody's Investors Service, Inc.


NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation


NYSE - New York Stock Exchange

Offering Price - The public offering price is based on the Net Asset Value per share and includes the 3.00% sales charge.

Qualified Retirement Plans - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.


REIT - Real Estate Investment Trust

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information


S&P - Standard & Poor's Corporation


SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

TeleFACTS(R) - Franklin Templeton's automated customer servicing system

Templeton Funds - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

TICI - Templeton Investment Counsel, Inc., the Fund's sub-advisor.

Trust Company - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States


We/Our/Us - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.




PROSPECTUS & APPLICATION

FRANKLIN TEMPLETON HARD CURRENCY FUND
ADVISOR CLASS


INVESTMENT STRATEGY: GLOBAL GROWTH & INCOME

ADVISOR CLASS

MARCH 1, 1997


FRANKLIN TEMPLETON GLOBAL TRUST

This prospectus describes the Advisor Class shares of the Franklin Templeton Hard Currency Fund (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.


The Fund currently offers another class of shares with a different sales charge and expense structure, which affects performance. This class is described in a separate prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

The Fund has a Statement of Additional Information ("SAI") for its Advisor Class, dated March 1, 1997, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE FUND MAY INVEST IN MONEY MARKET INSTRUMENTS, BOTH FOREIGN AND DOMESTIC. INVESTMENTS IN FOREIGN SECURITIES INVOLVE CERTAIN CONSIDERATIONS THAT ARE NOT NORMALLY INVOLVED IN INVESTMENTS IN SECURITIES OF U.S. COMPANIES. THE CURRENCY FUNDS SHOULD NOT BE CONSIDERED MONEY MARKET FUNDS. PLEASE SEE "WHAT ARE THE FUND'S POTENTIAL RISKS?"

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.




FRANKLIN TEMPLETON HARD CURRENCY FUND -
ADVISOR CLASS


MARCH 1, 1997


WHEN READING THIS PROSPECTUS, YOU WILL SEE CERTAIN TERMS BEGINNING WITH CAPITAL LETTERS. THIS MEANS THE TERM IS EXPLAINED IN OUR GLOSSARY SECTION.

TABLE OF CONTENTS


ABOUT THE FUND
Expense Summary
How does the Fund Invest its Assets?
What are the Fund's Potential Risks?
Who Manages the Fund?
How does the Fund Measure Performance?
How Taxation Affects the Fund and its Shareholders
How is the Trust Organized?

ABOUT YOUR ACCOUNT
How Do I Buy Shares?
May I Exchange Shares for Shares of Another Fund?
How Do I Sell Shares?
What Distributions Might I Receive from the Fund?
Transaction Procedures and Special Requirements
Services to Help You Manage Your Account
What If I Have Questions About My Account?

GLOSSARY
Useful Terms and Definitions


777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777
1-800/DIAL BEN


ABOUT THE FUND

EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in the Fund. Because Advisor Class shares were not offered to the public before January 1, 1997, the table is based on the historical expenses of the Class I shares of the Fund for the fiscal year ended October 31, 1996. The Fund's actual expenses may vary.

A. SHAREHOLDER TRANSACTION EXPENSES+
  Maximum Sales Charge Imposed on Purchases                       None
  Exchange Fee (per transaction)                                  $5.00++

B. ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS)
  Management Fees                                                 0.65%
  Rule 12b-1 Fees                                                 None
  Other Expenses                                                  0.21%
  Total Fund Operating Expenses                                   0.85%


C.  EXAMPLE


  Assume the annual return for the class is 5%, operating expenses are as described above and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.

  1 YEAR      3 YEARS      5 YEARS       10 YEARS
   $9             $27          $48           $106

  THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of the class and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++$5.00 fee is only for Market Timers. We process all other exchanges without a fee.


HOW DOES THE FUND INVEST ITS ASSETS?


THE FUND'S INVESTMENT OBJECTIVE

The Fund's investment objective is to protect against depreciation of the U.S. dollar relative to other currencies. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved.

The Fund seeks to achieve its objective by investing in high-quality money market instruments (and forward contracts) denominated in foreign Major Currencies which historically have experienced low rates of inflation and which, in the view of the Investment Managers, follow economic policies conducive to continued low rates of inflation and currency appreciation versus the U.S. dollar over the long-term. These currencies are often referred to as "hard currencies" and the economic policies are often referred to as "sound money" policies.


The Fund tries to keep foreign currency (non-U.S. dollar) exposure with respect to 100% of its net assets. The Fund may invest in U.S. dollar-denominated money market instruments in combination with forward contracts (calling for the future purchase of foreign currencies in exchange for U.S. dollars) to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument.

Under normal market conditions, the Fund will not expose its portfolio in excess of 50% of its total assets to a single foreign currency. For temporary defensive purposes, however, the Fund may invest up to 100% of its net assets in Swiss franc-denominated instruments.

The Investment Managers actively manage the Fund and will allocate its investments based on current social, economic, financial and political developments which, in the Investment Managers' opinion, may affect the value of the currencies.

The yield of the Major Currencies is determined quarterly from data published by Datastream, The Wall Street Journal, The Financial Times, Salomon Brothers International Bond and Money Market Performance and other independent bona fide publications that, in the opinion of the Investment Managers, routinely publish reliable yield data on instruments denominated in the Major Currencies. Subject to the restrictions described above, the Fund's investments may be denominated in any of the Major Currencies. The yield on a Major Currency is defined as the yield for the prior calendar quarter on the highest quality three-month Euro-time deposits denominated in that Major Currency. The Investment Managers will obtain yield measures as soon as practicable following the end of each calendar quarter.

The ten highest yielding Major Currencies and their respective average yields for each year from 1989 through 1995 are listed below:

               1995*    1994      1993      1992       1991       1990     1989
-------------------------------------------------------------------------------

Sweden**       8.81%   7.64%     8.62%    11.96%          -          -        -
Italy         10.29%   8.48%    10.22%    13.86%     11.83%     11.98%   12.41%
Spain          9.37%   8.04%    11.77%    13.21%     12.60%          -        -
Denmark        6.22%   6.21%    10.89%    11.12%      9.78%     10.96%    9.65%
France         6.60%   5.79%     8.44%    10.22%      9.55%     10.24%    9.33%
United Kingdom 6.69%   5.50%     5.92%     9.60%     11.50%     14.76%   13.88%
Germany            -   5.29%     7.21%     9.42%      9.21%          -        -
Belgium            -   5.65%     8.12%     9.32%      9.32%      9.69%    8.51%
Netherlands        -       -     6.81%     9.31%      9.25%      8.59%    7.29%
Switzerland        -       -         -     7.82%          -      8.89%        -

               1995*    1994      1993      1992       1991       1990     1989
-------------------------------------------------------------------------------
Australia**    7.76%       -         -         -      9.84%     13.71%   16.59%
New Zealand    9.04%   6.41%     6.14%         -      9.49%     13.17%   12.64%
Canada**       7.08%   5.35%         -         -          -     12.54%   11.79%
U.S.           5.99%       -         -         -          -          -    9.21%

*AVERAGE FOR JANUARY - NOVEMBER.

**DOMESTIC INTERBANK RATES.

SOURCE: DATASTREAM - 3 MONTH EURO-DEPOSIT RATES

Subject to specific Fund restrictions, the Fund may invest in money market instruments denominated in any of the Major Currencies. The currencies of various countries may be added to or deleted from the list of Major Currencies when, in the opinion of the Investment Managers, world social, economic, financial or political conditions justify it, provided that the list of Major Currencies in the prospectus is revised.

DESCRIPTION OF THE INTERNATIONAL MONEY MARKET

The international money market, including spot and forward currency exchange transactions, is among the largest and most liquid financial markets in the world. Various estimates place the market's average turnover at approximately $1 trillion per day. Originally created to facilitate trade between countries, the international money market has become a major conduit of world capital flows. It is estimated that capital-related transactions now account for over 90% of all volume in the international money market.

International money market instruments, like their U.S. counterparts, are short-term, high-quality debt obligations issued by governments, banks, corporations and supranational organizations. Because of their high quality and short maturities or frequent interest rate adjustments (one-year maximum effective maturity), international money market instruments enable investors to minimize credit risk and interest rate risk to principal and are considered to be among the most conservative of international investments.

International money market returns, when expressed in U.S. dollars, are significantly affected by changes in exchange rates between the U.S. dollar and the currencies in which they are denominated. Interest income represents the other primary component of the total return derived from international money market instruments.

WHY SHOULD YOU CONSIDER INVESTING IN INTERNATIONAL MONEY MARKET INSTRUMENTS?

GLOBAL DIVERSIFICATION. One of the main reasons for adding international securities to a portfolio of U.S. securities is to achieve broader portfolio diversification. Diversification can reduce the overall volatility of portfolio returns to the extent that returns on the international securities are independent of returns on the U.S. portfolio component.

Returns on international money market instruments historically have exhibited a low degree of correlation with returns on U.S. stocks and bonds and may, therefore, offer U.S. dollar-based investors a conservative means for achieving effective global diversification.

PROTECTION OF GLOBAL BUYING POWER. Currency exchange rate fluctuations can have a significant effect on the global buying power of investments denominated in a single currency. For example, depreciation of the U.S. dollar relative to other currencies generally increases the cost to U.S. consumers of most imported goods and many domestically produced goods, and the cost of traveling abroad. In this case, non-U.S. dollar denominated money market instruments may provide a degree of global buying power protection since dollar depreciation will tend to enhance the U.S. dollar return on these instruments.

POTENTIAL FOR HIGHER CURRENT YIELDS AND HIGHER TOTAL RETURNS. You may consider international money market instruments for their potentially higher current yields and/or total returns than those available on similar U.S. dollar-denominated instruments. If you expect general depreciation of the U.S. dollar relative to other currencies you may, for example, invest in non-U.S. dollar denominated instruments so you can participate in currency gains that may result.

If you expect general exchange rate stability, you might invest in higher yielding international money market instruments so you can earn a higher rate of interest than may be available on similar U.S. dollar denominated instruments.

In either case, the realized total return on international money market instruments may be higher or lower than that realized on comparable U.S. dollar denominated instruments.

TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST

The Fund invests in high-quality money market instruments and forward contracts denominated in foreign Major Currencies which historically have experienced low rates of inflation and which, in the view of the Investment Managers, are pursuing economic policies favorable to continued low rates of inflation and currency appreciation versus the U.S. dollar over the long-term.

The Fund seeks to minimize credit risk and interest rate risk to principal by investing only in high-quality money market instruments, maintaining a weighted average portfolio maturity of 120 days or less and buying only money market instruments that have an effective maturity, at the time of purchase, of one year or less. These securities include floating or variable rate obligations that may have actual maturities of over one year but that have interest rates which adjust at periodic intervals. The effective maturity of each floating or variable rate obligation in the Fund's portfolio will be based upon these periodic adjustments. Because the Fund invests primarily in short-term securities which are excluded from the calculation of portfolio turnover rate, the portfolio turnover rate for the Fund is usually minimal.

The issuers of money market instruments in which the Fund may invest may include governments of, and financial institutions, corporations or other entities located in or organized under the laws of, any country. The Fund may also invest in money market securities issued by supranational organizations such as the World Bank, chartered to finance development projects in member countries; the European Union, a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, an economic union of various European nations' steel and coal industries; and the Asian Development Bank, an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

The Fund invests only in instruments which are considered by the Investment Managers to be of high quality, comparable to those (1) rated within the two top rating categories by U.S. nationally recognized rating services, such as S&P or Moody's. The two highest ratings assigned by S&P are triple A or double A (A-1 for commercial paper) and by Moody's triple A or double A (P-1 for commercial paper); or (2) issued by companies having an outstanding unsecured debt issue currently rated within the above rating categories by S&P or Moody's. Each Fund's investments will be reviewed by the Board at least quarterly.

To hedge (protect) against currency exchange rate fluctuations that might adversely affect the value of a portfolio position, the Fund may enter into forward contracts for the future acquisition or delivery of foreign currencies. To hedge against these fluctuations between the date of purchase or sale and the settlement date of a transaction, the Fund may enter into these forward contracts without limitation. Also, the Fund may, solely for hedging purposes, enter into futures contracts for the purchase or sale of currencies or purchase options on such futures contracts or on currencies.

MONEY MARKET INSTRUMENTS. Money market instruments include short-term U.S. government securities (discussed below), bank certificates of deposit, time deposits, bankers' acceptances, commercial paper, floating and variable rate notes, repurchase agreements secured by U.S. government securities, and short-term liquid instruments issued by foreign governments and supranational organizations.

U.S. GOVERNMENT SECURITIES. Securities issued by the U.S. government include a variety of U.S. Treasury securities, which differ in their interest rates, maturities and dates of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as Treasury bills with maturities up to one year, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Farmers Home Administration, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Federal Farm Credit Banks, only by the credit of the instrumentality. While the U.S. government provides financial support to these U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

FOREIGN GOVERNMENT SECURITIES. Securities issued by the governments of foreign countries may include direct obligations and obligations guaranteed by the governments of the foreign countries. These obligations may have fixed, floating or variable rates of interest.


CURRENCY FUTURES TRANSACTIONS. The Fund may enter into futures contracts and purchase options on such contracts in order to hedge against changes in currency exchange rates. A futures contract on currency is an agreement to buy or sell a specified amount of currency for a set price on a future date. When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin", as a partial guarantee of its performance under the contract. As the value of the currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract.


The Fund sells currency futures contracts in order to offset a possible decline in the value of the currency in which its securities are denominated. The value of a futures contract tends to rise when the value of the currency (and the hedged security) declines and to fall when the value of the currency (and the hedged security) increases. The Fund buys currency futures contracts in order to fix a favorable currency exchange rate for securities denominated in the currency that the Fund intends to buy.

The Fund may also buy put and call options on currency futures contracts for hedging purposes. A put option gives the Fund the right to sell a futures contract and a call option gives the Fund the right to buy a futures contract. The Fund is required to pay a premium for a put or call option on a futures contract, but is not required to take any actions under the contract. If the option cannot be profitably exercised before it expires, the Fund's loss will be limited to the amount of the premium and any transaction costs.

The Fund may enter into closing purchase or sale transactions in order to terminate a futures contract. The Fund may close out an option which it has purchased by selling an offsetting option of the same series. There is no guarantee that closing transactions can be effected. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid market, which may not be available at all times.

CURRENCY OPTIONS TRANSACTIONS. The Fund may, for hedging purposes, buy put and call options on any currency in which the Fund's investments are denominated. The Fund is also authorized to enter into closing sale transactions in order to realize gains or minimize losses on currency options purchased by the Fund.

The Fund would normally buy currency call options to fix a favorable currency exchange rate for securities denominated in that currency which the Fund intends to buy. The purchase of a call option entitles the Fund, in return for the premium paid, to buy specified currency at a specified price, upon exercise of the option, during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of the currency exceeds the sum of the exercise price, the premium paid and transaction cost; otherwise, the Fund would realize a loss on the purchase of the call option.

The Fund will normally buy currency put options to hedge against a decline in the value of the currency in which its securities are denominated. The purchase of a put option entitles the Fund, in exchange for the premium paid, to sell specified currency at a specified price, upon exercise of the option, during the option period. Gains and losses on the purchase of put options would be offset by compensating changes in the value of the underlying currency and the hedged securities. The Fund may realize a gain if, during the option period, the value of the underlying currency decreases below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize a loss on the purchase of the put option.

If the Fund is unable to effect a closing sale transaction with respect to options it has bought, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying currencies.

Options on currencies are traded on exchanges and in the over-the-counter ("OTC") market and will be bought only when the Investment Managers believe a liquid secondary market exists for the options, although there can be no assurances that a liquid secondary market will exist for a particular option at any specific time. In general, over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and terms negotiated between buyer and seller, and such options are endorsed and/or guaranteed by third parties (such as a member of the Exchange). The Fund will purchase over-the-counter options only from dealers and institutions that the Investment Managers believe present a minimal credit risk.

OTHER INVESTMENT POLICIES OF THE FUND

REPURCHASE AGREEMENTS. The Fund may engage in repurchase transactions in which the Fund buys a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Fund might also incur disposition costs in liquidating the collateral. The Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Investment Managers. A repurchase agreement is deemed to be a loan by the Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of the Fund by a custodian approved by the Board and will be held pursuant to a written agreement. At no time will the Fund invest in repurchase agreements of more than one year duration.

LOANS OF PORTFOLIO SECURITIES. Consistent with procedures approved by the Board and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 30% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian bank collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. This collateral shall consist of cash, securities issued by the U.S. government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Fund may engage in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

CURRENCY EXCHANGE TRANSACTIONS AND FORWARD CONTRACTS. The Fund may use forward contracts together with money market instruments (including U.S. dollar denominated instruments) for the purpose of obtaining an investment result that is substantially equal to a direct investment in a foreign currency denominated instrument. The Fund may also engage in currency transactions to hedge (protect) against uncertainty in the level of future currency exchange rates. Hedging transactions will be limited to either specific transactions (for example, in respect of settlement of securities purchased or sold by the Fund) or portfolio positions (for example, in respect of security positions already held by the Fund). The Fund, however, tries to maintain foreign currency exposure with respect to 100% of its net assets at all times and, therefore, any portfolio position hedging activities of the Fund are expected to be consistent with this policy. The Fund may engage in currency exchange transactions without limitation for hedging purposes in respect of specific transactions, such as the settlement of securities purchased or sold by the Fund.

The Fund conducts currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency market, or by entering into forward contracts to buy or sell currencies. A forward currency contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. When used for hedging, such contracts tend to minimize the risk of loss due to a change in the value of the currency; they also tend to limit any potential currency gain which might result and do not protect against fluctuations in the value of the underlying security or position.

NON-DIVERSIFICATION. Although each Fund is non-diversified under the 1940 Act, as a non-fundamental policy, each Fund will not invest more than 5% of its total assets in the securities of a single foreign bank. This limitation does not apply to other issuers.


ILLIQUID INVESTMENTS. The Fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

PERCENTAGE RESTRICTIONS. If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value or liquidity of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.


OTHER POLICIES AND RESTRICTIONS. The following are fundamental policies of the Fund that cannot be changed without shareholder approval.


The Fund may not: (1) borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 33 1/3% of the value of its total assets, or pledge, hypothecate, or mortgage more than 33 1/3% of the value of its total assets in connection with any such borrowings (no additional investments may be made while any such borrowings exceed 5% of the Fund's total assets; the Fund may incur interest charges in connection with such borrowings); (2) invest more than 25% of its assets in the securities of issuers in any industry; (3) lend more than 30% of its total assets, except to the extent that entering into repurchase agreements or purchasing debt securities may be considered a loan; and (4) invest more than 5% of its total assets in securities of issuers (including predecessors) with less than three years' continuous operations. Restrictions (2) and (4) do not apply to investments in U.S. government securities.

The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How does the Fund Invest its Assets?" and "Investment Restrictions" in the SAI.

WHAT ARE THE FUND'S POTENTIAL RISKS?

An investment in the Fund may not be suitable for all investors and should not be considered a complete investment program. You should take into account your investment objectives as well as your other investments when considering the purchase of shares of the Fund. The value of the Fund's investments and therefore its Net Asset Value generally will differ inversely with changes in prevailing interest rates, although this difference will depend upon the effective maturities of the instruments held. The Fund intends to invest exclusively in short-term money market instruments to minimize this effect.


Because the Fund invests in instruments denominated in Major Currencies issued by countries that have recently experienced, and that are expected to continue to experience, relatively low inflation, the instruments in which the Fund invests may pay interest rates that are lower than instruments denominated in other Major Currencies, including the U.S. dollar. Due to the economic strength of the countries which issue the currencies in which such instruments are denominated, or other factors, however, the Major Currencies in which the Fund's instruments are denominated may appreciate relative to other Major Currencies, including the U.S. dollar. If the currency appreciation more than offsets any negative interest rate differential, the Fund could provide a higher total return to investors than similar investments denominated in other Major Currencies, including the U.S. dollar.

The price of the shares of the Fund, expressed in U.S. dollar terms, will fluctuate and, unlike a money market fund, the Fund does not seek to maintain a stable Net Asset Value. In addition, the total return on the Fund may be higher or lower than the total return on a U.S. dollar money market fund. You, therefore, should not consider the Fund to be a substitute for a U.S. dollar money market fund.

The value of the investments held by the Fund is calculated in U.S. dollars on each day that the Exchange is open for business. As a result, to the extent that the Fund's assets are invested in instruments denominated in currencies other than the U.S. dollar and the currencies appreciate relative to the U.S. dollar, the Fund's Net Asset Value per share as expressed in U.S. dollars (and, therefore, the value of your investment) should increase. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur, except to the extent that losses are offset by net investment income generated by the money market instruments in which the Fund invests.

The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Your gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the net asset value of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in the Fund's assets also will be affected by changes in the value of the securities that are unrelated to changes in currency exchange rates.

Interest rates paid on instruments denominated in foreign currencies may be higher or lower than those paid on similar U.S. dollar instruments. As a result, the Fund may have a higher or lower yield than a portfolio which invests strictly in U.S. dollar-denominated instruments.

NON-U.S. SECURITIES. Investing in non-U.S. money market instruments and other securities of non-U.S. issuers involves considerations and possible risks and opportunities not typically associated with investing in U.S. securities. Such investments may be favorably or unfavorably affected by changes in interest rates, currency exchange rates and exchange control regulations, and costs may be incurred in connection with conversions between various currencies. In addition, investments in countries other than the U.S. could be affected by other factors not generally thought to be present in the U.S., including less liquid and efficient securities markets, greater price volatility, less publicly available information, the possibility of normal foreign withholding taxes or heavier taxation, political or social instability, limitations on the removal of funds or other assets of the Fund, expropriation of assets, adverse diplomatic developments, higher transaction and custody costs, delays attendant in settlement procedures, and difficulties in enforcing contractual obligations.

NON-DIVERSIFICATION. As a non-diversified Fund, there is no restriction under the 1940 Act on the percentage of assets that may be invested at any time in the securities of any one issuer. The Fund, however, intends to comply with the diversification requirements applicable to regulated investment companies under the Code. As of the last day of each fiscal quarter, the Fund intends that its investments in securities of any one issuer (other than the U.S. government) will be limited to 25% of its total assets, and that, with respect to at least 50% of its total assets, the Fund may not have invested more than 5% of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. To the extent the Fund is not fully diversified under the 1940 Act, it may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it was more broadly diversified.

CURRENCY FUTURES AND OPTIONS TRANSACTIONS. Although currency futures and options transactions are intended to enable the Fund to manage currency exchange risks, unanticipated changes in currency exchange rates could result in poorer performance than if they had not entered into these transactions. Even if the Investment Managers correctly predict currency exchange rate movements, a hedge could be unsuccessful if changes in the value of the Fund's futures position do not correspond to changes in the value of the currency in which its investments are denominated. This lack of correlation between the Fund's futures and currency positions may be caused by differences between the futures and currency markets.

The Investment Managers will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions. The ability to predict the direction of currency exchange rates involves skills different from those used in selecting securities.

The Fund will not use futures transactions for speculation. The Fund may not purchase or sell futures contracts or options on futures, except for closing purchase or sale transactions, if immediately thereafter the sum of margin deposits on the Fund's outstanding futures positions and premiums paid for outstanding options on futures would exceed 5% of the market value of the Fund's total assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts obligating the Fund to purchase securities, require the Fund to segregate assets to cover such contracts.

These transactions also involve risks to the Fund of the possible loss of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in a futures or options contract. The Fund's ability to enter into certain futures, forward contracts and options is also limited by the requirements of the Code for qualification of the Fund as a regulated investment company. These securities may also require the application of complex and special tax rules and elections which may affect the amount, timing and character of distributions to shareholders. These investments and transactions are discussed further in the SAI.

The purchase of currency options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund pays brokerage commissions or spreads in connection with its options and any related currency transactions.


Transactions in options and futures are generally considered "derivative securities."


The Fund's investments in options, futures contracts and forward contracts may give rise to taxable income, gain or loss, and may be subject to special tax treatment under certain mark-to-market and straddle rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gains and losses into ordinary income and losses, convert long-term capital gains into short-term capital gains, and convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to shareholders. Certain elections may be available to the Fund to mitigate some of the unfavorable consequences of the provisions described in this paragraph. These investments and transactions are discussed in the SAI.

WHO MANAGES THE FUND?


THE BOARD. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist between the Fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGERS. Advisers manages the Fund's assets and makes its investment decisions. The Investment Managers also perform similar services for other funds. They are wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles
B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, the Investment Managers and their affiliates manage over $171 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Under a sub-advisory agreement between Advisers and TICI, TICI provides Advisers with investment management advice and assistance. TICI's activities are subject to the Board's review and control, as well as Advisers' instruction and supervision.

MANAGEMENT TEAM. The team responsible for the day-to-day management of the Fund's portfolio is: Mr. Neil S. Devlin since 1993 and Mr. Thomas J. Dickson since 1995.


Neil S. Devlin
Executive Vice President of TICI

Mr. Devlin holds a Bachelor of Arts degree in Economics and Philosophy from Brandeis University. Prior to joining the Franklin Templeton Group in 1987, Mr. Devlin was a portfolio manager and bond analyst with Constitutional Capital Management of Boston and a bond trader and research analyst for the Bank of New England.

Thomas J. Dickson
Portfolio Manager of TICI


Mr. Dickson received his Bachelor of Science degree in managerial economics from the University of California at Davis. Mr. Dickson joined the Franklin Templeton Group in 1992.

Donald P. Gould, a Portfolio Manager with Advisers, is founder and president of the Trust. Mr. Gould supervises the implementation of the Fund's portfolio investment policies. He holds a Master of Business Administration degree from the Harvard Business School and a Bachelor of Arts degree in economics from Pomona College. He joined the Franklin Templeton Group in November 1993 upon its acquisition of certain assets of Huntington Advisers, Inc. He has been in the securities industry since 1981.

MANAGEMENT FEES. During the fiscal year ended October 31, 1996, management fees totaling 0.65% of the average daily net assets of the Fund were paid to Advisers. Total expenses of the Fund, including fees paid to Advisors, were 0.80%.


PORTFOLIO TRANSACTIONS. The Investment Managers try to obtain the best execution on all transactions. If the Investment Managers believe more than one broker or dealer can provide the best execution, consistent with internal policies it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Management and Other Services" in the SAI for more information.

HOW DOES THE FUND MEASURE PERFORMANCE?


From time to time, the Advisor Class of the Fund advertises its performance. The more commonly used measures of performance are total return, current yield and current distribution rate.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield shows the income per share earned by Advisor Class. The current distribution rate shows the dividends or distributions paid to shareholders of Advisor Class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Net Asset Value of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.

The investment results of the Advisor Class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.


HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS


The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

Regular income dividends (which are generally distributed monthly) will be determined from the Fund's net investment income, excluding any realized net foreign currency gains and losses. Under U.S. Treasury regulations, net realized foreign currency gains and losses are required to be reported as ordinary income or loss to the Fund. Therefore, if in the course of a fiscal year, the Fund realizes net foreign currency losses, the Fund may be required to reclassify all or a portion of its income dividend distributions made during such fiscal year as a return-of-capital for federal income tax purposes. Net foreign currency gains, if any, will generally be distributed as a supplemental income dividend once each year in December to reflect any net foreign currency gain realized by the Fund as of October 31 for the current fiscal year, and may also reflect any undistributed foreign currency gains for the prior fiscal year. You will be informed of the tax status of all distributions shortly after the close of each calendar year.

For federal income tax purposes, any income dividends that you receive from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether you have elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned Fund shares and regardless of whether you have elected to receive them in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if received by you on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or loss. Any loss incurred on sale or exchange of Fund's shares held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to the shares.

The Fund's investments in options, futures contracts and forward contracts may give rise to taxable income, gain or loss and will be subject to special tax treatment under certain market-to-market and straddle rules, the effect of which may be to accelerate income to the Fund, defer Fund losses and cause adjustments in the holding periods of Fund securities. These rules could therefore affect the amount, timing and character of distributions to shareholders. Certain elections may be available to the Fund to mitigate some of the unfavorable consequences of the provisions described in this paragraph. These investments and transactions are discussed in the SAI.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules that may cause gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from such transactions and in turn its distributions to shareholders. These rules are discussed in the SAI.

The Fund will inform you of the source of its dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise you of the tax status for federal income tax purposes of such dividends and distributions.

If you are not considered a U.S. person for federal income tax purposes, you should consult with your financial or tax advisor regarding the applicability of U.S. withholding or other taxes to distributions received by you from the Fund and the application of foreign tax laws to these distributions.

HOW IS THE TRUST ORGANIZED?


The Fund is a non-diversified series of Franklin Templeton Global Trust (the "Trust"), an open-end management investment company, commonly called a mutual fund. It was organized as a Massachusetts business trust in November 1985 and reorganized as a Delaware business trust in August 1996. The Trust is registered with the SEC under the 1940 Act.

As of January 1, 1997, the Fund began offering a new class of shares designated Franklin Templeton Hard Currency Fund - Advisor Class. All shares outstanding before the offering of Advisor Class shares have been designated Franklin Templeton Hard Currency Fund - Class I. Additional classes and series may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Trust as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by state law or (3) required to be voted on separately by the 1940 Act.

Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. It may hold a special meeting of a series, however, for matters requiring shareholder approval under the 1940 Act. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board.


ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT


Shares of the Fund may be purchased without a sales charge. To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check.

                            MINIMUM
                          INVESTMENTS*
To Open Your Account...... $5,000,000
To Add to Your Account.... $ 25
*We waive or lower these minimums for certain investors listed below. We may also refuse any order to buy shares. [Currently, the Fund does not allow investments by Market Timers.]

To determine if you meet the minimum investment requirement, the amount of your current purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. At least $1 million of this amount, however, must be invested in Advisor Class or Class Z shares of any of the Franklin Templeton Funds.

The Fund's minimum initial investment requirement will not apply to purchases by:

1. Broker-dealers, registered investment advisors or certified financial planners, who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

2. Qualified registered investment advisors or certified financial planners who have clients invested in the Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

3. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group and their immediate family members, subject to a $100 minimum investment requirement

4.    Accounts managed by the Franklin Templeton Group

5. Effective on or about February 1, 1997, the Franklin Templeton Profit Sharing 401(k) Plan

6. Each series of the Franklin Templeton Fund Allocator Series, subject to a $1,000 minimum initial and subsequent investment requirement

7. Employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under Section 401 of the Code, including salary reduction plans qualified under Section 401(k) of the Code, and that (i) are sponsored by an employer with at least 5,000 employees, or
      (ii) have plan assets of $50 million or more

8. Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion

9. Defined benefit plans or governments, municipalities, and tax-exempt entities that meet the requirements for qualification under Section 501 of the Code, subject to a $1 million initial investment in Advisor Class shares

10. Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of a qualified group, if the group as a whole meets the $5 million minimum investment requirement. A qualified group is one that:

          Was formed at least six months ago,
          Has a purpose other than buying Fund shares at a discount, Has more than 10 members,
          Can arrange for meetings between our representatives and group members,
          Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,
          Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and
          Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

If you currently own Class I shares of the Fund and you qualify to buy Advisor Class shares, you may invest your existing Class I shares into the Fund's Advisor Class by June 30, 1997. If you would like to do this, please send us written instructions. Generally, for federal income tax purposes, there will be no recognition of gain or loss on this transaction. You may want to consult with your tax advisor to determine the effect of this transaction, if any, on state income taxes.


HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, please call our Retirement Plans Department.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.


PAYMENTS TO SECURITIES DEALERS

Securities Dealers who initiate and are responsible for purchases of Advisor Class shares may receive up to 0.25% of the purchase price. The payment is subject to the sole discretion of Distributors, and is paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

Securities Dealers may receive additional compensation from Distributors or an affiliated company in connection with selling shares of the Franklin Templeton Funds. Compensation may include financial assistance for conferences, shareholder services, automation, sales or training programs, or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to Securities Dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities Dealers may not use sales of the Fund's shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the NASD.


MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?


We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and some do not offer Advisor Class shares.




--------------------------------------------------------------------------------
METHOD                    STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY MAIL                   1. Send us written instructions signed by all
                          account owners
                          2. Include any outstanding share certificates for
                          the shares you're exchanging
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BY PHONE                  Call Shareholder Services

                           If you do not want the ability to exchange by phone
                          to apply to your account, please let us know.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
--------------------------------------------------------------------------------


Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

    You may only exchange shares within the SAME CLASS, except as noted below.

    The accounts must be identically registered. You may exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account(s). Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."


    Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact our Retirement Plans Department for information on exchanges within these plans.

    The fund you are exchanging into must be eligible for sale in your state.


    We may modify or discontinue our exchange policy if we give you 60 days' written notice.

    Your exchange may be restricted or refused if you: (i) request an exchange out of the Fund within two weeks of an earlier exchange request,
   (ii) exchange shares out of the Fund more than twice in a calendar quarter, or (iii) exchange shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you exchange shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.


Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.


LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

If you want to exchange into a fund that does not currently offer an Advisor Class, you may exchange your Advisor Class shares for Class I shares of that fund at Net Asset Value. You may also exchange your Advisor Class shares for Class Z shares of Franklin Mutual Series Fund Inc. If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust, Templeton Foreign Fund or Templeton Growth Fund, you may exchange your Advisor Class shares for Class I shares of those funds or of Templeton Institutional Funds, Inc. at Net Asset Value.


HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

--------------------------------------------------------------------------------
METHOD                    STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY MAIL                   1. Send us written instructions signed by all
                          account owners

                          2. Include any outstanding share certificates for the shares you are selling

                          3. Provide a signature guarantee if required

                          4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BY PHONE                  Call Shareholder Services

(Only available if you    Telephone requests will be accepted:
have completed and sent
to us the telephone           If the request is $50,000 or less. Institutional
redemption agreement         accounts may exceed $50,000 by completing a
included with this           separate agreement. Call Institutional Services
prospectus)                  to receive a copy.
                              If there are no share certificates issued for
                             the shares you want to sell or you have already returned them to the Fund
                              Unless you are selling shares in a Trust Company
                             retirement plan account
                              Unless the address on your account was changed
                             by phone within the last 30 days

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
--------------------------------------------------------------------------------


Beginning on or about May 1, 1997, you will automatically be able to redeem shares by telephone without completing a telephone redemption agreement. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. If you later decide you would like this option, send us written instructions signed by all account owners.


We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to receive or pay out cash in the form of currency.


If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.


Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.


Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.


TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call our Retirement Plans Department.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Fund declares dividends from its net investment income monthly to shareholders of record on the first business day before the 15th of the month and pays them on or about the last day of that month.

Capital gains, if any, may be distributed annually, usually in December.


Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.


DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the same class of the Fund by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.


2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund. You may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.


3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.


TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. For Trust Company retirement plans, special forms are required to receive distributions in cash. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option.


TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

HOW AND WHEN SHARES ARE PRICED


The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.


THE PRICE WE USE WHEN YOU BUY OR SELL SHARES


You buy and sell Advisor Class shares at the Net Asset Value per share. We calculate it to two decimal places using standard rounding criteria.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.


PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,


o The Fund's name,


o The class of shares,

o A description of the request,

o For exchanges, the name of the fund you're exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.


A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. YOU SHOULD VERIFY THAT THE INSTITUTION IS AN ELIGIBLE GUARANTOR BEFORE SIGNING. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.


SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We will also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.


If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.


To obtain any required forms or more information about distribution or transfer procedures, please call our Retirement Plans Department.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS


When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, we cannot accept instructions to change owners on the account unless ALL owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.


REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

--------------------------------------------------------------------------------
TYPE OF ACCOUNT      DOCUMENTS REQUIRED
--------------------------------------------------------------------------------
CORPORATION          Corporate Resolution
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PARTNERSHIP          1. The pages from the partnership agreement that identify
                     the general partners, or
                     2. A certification for a partnership agreement
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRUST                1. The pages from the trust document that identify the
                     trustees, or
                     2. A certification for trust
--------------------------------------------------------------------------------


STREET OR NOMINEE ACCOUNTS. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

ELECTRONIC INSTRUCTIONS. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions. We will accept electronic instructions directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.


TAX IDENTIFICATION NUMBER


The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if (i) you have not furnished a certified correct taxpayer identification number, (ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or (iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.


KEEPING YOUR ACCOUNT OPEN


Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100. These minimums do not apply if you fall within categories 4, 5, 6 or 7 under "How Do I Buy Shares? - Opening Your Account."


SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN


Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.


SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account.


You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.


STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. Please verify the accuracy of your statements when you receive them.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.

INSTITUTIONAL ACCOUNTS


Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.


AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                                   HOURS OF OPERATION
                                                   (PACIFIC TIME)
DEPARTMENT NAME               TELEPHONE NO.        (MONDAY THROUGH FRIDAY)
Shareholder Services          1-800/632-2301       5:30 a.m. to 5:00 p.m.
Dealer Services               1-800/524-4040       5:30 a.m. to 5:00 p.m.
Fund Information              1-800/DIAL BEN       5:30 a.m. to 8:00 p.m.
                              (1-800/342-5236)     6:30 a.m. to 2:30 p.m.
                                                   (Saturday)
Retirement Plans              1-800/527-2020       5:30 a.m. to 5:00 p.m.
Institutional Services        1-800/321-8563       6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)        1-800/851-0637       5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., the Fund's investment manager

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit



CLASS I AND ADVISOR CLASS - The Fund offers two classes of shares, designated "Class I" and "Advisor Class." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.


CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

FRANKLIN FUNDS - The mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust

FRANKLIN TEMPLETON FUNDS - The Franklin Funds and the Templeton Funds

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

INVESTMENT MANAGERS - Franklin Advisers, Inc., the Fund's investment manager, and Templeton Investment Counsel, Inc., the Fund's subadvisor.

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

MAJOR CURRENCIES - As used in this prospectus, Australian dollar, Belgian franc, British pound sterling, Canadian dollar, Danish krone, Netherlands guilder, European Currency Unit ("ECU"), French franc, German mark, Italian lira, Japanese yen, New Zealand dollar, Spanish peseta, Swedish krona, Swiss franc and U.S. dollar.

MARKET TIMER(S) - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

MOODY'S  - Moody's Investors Service

MUTUAL SERIES - Franklin Mutual Series Fund Inc., a member of the Franklin Group of funds, formerly the Mutual Series Fund Inc. Each series of Mutual Series began offering three classes of shares on November 1, 1996, Class I, Class II and Class Z. All shares sold before that time are designated Class Z shares.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NON-MAJOR CURRENCIES - as used in this prospectus, currencies other than the Major Currencies that are freely convertible into one or more of the Major Currencies.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TEMPLETON FUNDS - The U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

TICI - Templeton Investment Counsel, Inc., the Fund's subadvisor.

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


PROSPECTUS & APPLICATION

FRANKLIN TEMPLETON
GERMAN GOVERNMENT
BOND FUND

INVESTMENT STRATEGY

GLOBAL GROWTH
AND INCOME


ADVISOR CLASS


Advisor


MARCH 1, 1997


Franklin Templeton Global Trust


This prospectus describes the Advisor Class shares of Franklin Templeton German Government Bond Fund (the "Fund"). It contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund currently offers another class of shares with a different sales charge and expense structure, which affects performance. This class is described in a separate prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

The Fund has a Statement of Additional Information ("SAI") for its Advisor Class, dated March 1, 1997, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at the address shown.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.


FRANKLIN
TEMPLETON GERMAN GOVERNMENT BOND FUND -

ADVISOR CLASS


MARCH 1, 1997


When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

Table of Contents

About the Fund


Expense Summary ............................................           2
How does the Fund Invest its Assets ........................           3
What are the Fund's Potential Risks? .......................           9
Who Manages the Fund? ......................................          14
How does the Fund Measure Performance? .....................          15
How Taxation Affects the Fund and its Shareholders .........          16
How is the Trust Organized? ................................          17
About Your Account
How Do I Buy Shares? .......................................          18
May I Exchange Shares for Shares of Another Fund? ..........          22
How Do I Sell Shares? ......................................          24
What Distributions Might I Receive from the Fund? ..........          25
Transaction Procedures and Special Requirements ............          26
Services to Help You Manage Your Account ...................          31
What If I Have Questions About My Account? .................          32
Glossary
Useful Terms and Definitions ...............................          33


777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777
1-800/DIAL BEN

ABOUT THE FUND

EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in the Fund. Since Advisor Class shares were not offered until January 1, 1997, the table is based on the historical expenses of the Fund's Class I shares for the fiscal year ended October 31, 1996. The Fund's actual expenses may vary.

A.SHAREHOLDER TRANSACTION EXPENSES+
  Maximum Sales Charge Imposed on Purchases                       None
  Exchange Fee (per transaction)                                  $5.00*
B.ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
  Management Fees                                                 0.55%
  Rule 12b-1 Fees                                                 None
  Other Expenses                                                  0.36%
  Total Fund Operating Expenses                                   0.91%
C.EXAMPLE

  Assume the annual return for the class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.

  1 YEAR         3 YEARS        5 YEARS      10 YEARS
     $9             $29           $50         $112

  THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The Fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of the class and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.


HOW DOES THE FUND INVEST ITS ASSETS?

THE FUND'S INVESTMENT OBJECTIVE


The Fund's investment objective is to seek, over the long-term, total return through investment in a managed portfolio of German government bonds.


The Fund is designed for U.S. investors who wish to invest in German government bonds for the purpose of seeking one or more of the following potential benefits:

o Higher current yields than may be available on U.S. government bonds

o Capital appreciation resulting from a decline in German interest rates and a corresponding increase in German government bond prices

o Currency gains from an increase in the value of the German mark relative to the U.S. dollar

o Safety of principal due to the high credit quality of German government bonds

o Portfolio diversification outside the U.S. through German currency and interest rate exposure

o Protection of global purchasing power in the event of higher U.S. inflation rates and/or depreciation of the U.S. dollar relative to the German mark


The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved or that any of the potential benefits listed above will be realized.


TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST


Under normal market conditions, the Fund will invest between 65% and 100% of its total assets in debt obligations issued or guaranteed by the Federal Republic of Germany, its agencies, instrumentalities and political subdivisions ("German government obligations"); and securities backed exclusively by loans to public sector institutions, known as Offentliche Pfandbriefe or global Pfandbriefe. The German government obligations or Pfandbriefe in which the Fund invests are denominated in the German mark and are rated, at the time of purchase, triple A by a U.S. nationally recognized rating service, such as S&P or Moody's, or, if unrated, are considered by the Investment Managers to be of comparable quality to triple A rated instruments, the highest rating given by the rating services. The Fund currently intends to limit its investments in Pfandbriefe to no more than 20% of its total assets. For liquidity purposes, the Fund may invest up to 5% of its total assets in U.S. dollar denominated cash and money market instruments, such as U.S. Treasury bills.

It is possible, although not anticipated, that the Fund may invest up to 35% of its total assets in (i) German mark-denominated bonds and other debt instruments issued by sovereign governments other than the Federal Republic of Germany and by supranational organizations (such as the World Bank) that are rated, at the time of purchase, triple A by S&P or Moody's, or in securities that are unrated if, in the opinion of the Investment Managers, they are of comparable quality to triple A rated instruments; and (ii) cash and money market instruments denominated in the German mark that are rated at time of purchase A-1+ by S&P and/or P-1 by Moody's, or that, if unrated, are in the opinion of the Investment Managers, to be of comparable high quality.


The Fund may occasionally hold significant cash or cash equivalents denominated in German marks until suitable investment positions are available. You should understand that in order to preserve its favorable tax status, the Fund may regularly hold 25% or less of its assets in obligations issued or guaranteed by the Federal Republic of Germany even while holding 65% or more of its total assets in German government obligations (as defined above). As a temporary measure, the Fund may reduce its investment in German government obligations and/or increase its investment in U.S. government and agency securities from time to time to preserve its favorable tax status.

The rate of exchange between the U.S. dollar and the German mark fluctuates. As a result, the Fund generally will experience gains and losses attributable to those fluctuations. The Fund does not generally position hedge or otherwise attempt to limit its exposure to German mark currency risk and, therefore, is designed for investors who are prepared to accept the risk of currency fluctuations.


Changes in German market interest rates will affect the market value of the Fund. When German market interest rates rise, the market value of the Fund's securities generally will decline. Conversely, when German market interest rates decline, the market value of the Fund's securities generally will rise. The Fund's Investment Managers will actively manage the Fund's portfolio maturity structure in an attempt to achieve positive returns for the Fund over time from changes in interest rates. See "What are the Fund's Potential Risks?"

Under normal market conditions, the Fund's weighted average portfolio maturity will be at least five years. For temporary, defensive purposes, however, the Fund's weighted average portfolio maturity may be less than five years.

The Investment Managers invest the Fund's assets based on a number of factors, including, (i) the current level of interest rates on German government obligations of various maturities and (ii) its view of future movements of those interest rates. In determining the Fund's maturity structure, the Investment Managers consider many factors pertaining to the German economy, including the current stage of the economic cycle, government fiscal and monetary policy, inflation expectations, the relationship of interest rates of varying maturities, (i.e., the slope of the yield curve), currency market outlook, and economic growth prospects within Germany and around the world.


German Government Obligations. German government obligations generally are considered by rating agencies to be among the highest credit quality debt instruments worldwide. In addition, the Bundesbank (the German central bank) generally is viewed as among the most disciplined and earnest central banks in the world in its policies of fighting domestic inflation and protecting the international value of the German mark.

The German bond market is the third largest in the world and currently also one of the fastest growing. The fall of the Berlin Wall in 1989 and after the reunification of what were previously East Germany and West Germany in 1990 have significantly increased German public sector financing needs and caused substantial recent growth of the German government bond market.


According to Merrill Lynch, the face amount of German mark-denominated bonds outstanding as of December 31, 1995, was approximately 4.38 trillion marks (U.S. $2.82 trillion). Of this total, German government and agency bonds accounted for
1.273 trillion marks (U.S. $821 billion), or about 41% of the total market. Liquidity in the German government bond market is considered by the Fund's Investment Managers to be very high.

The table below shows publicly issued German bonds outstanding, by issuer type, as of December 31, 1995. U.S. bond market statistics are also provided for comparison purposes.


Comparative Bond Market Statistics
(in U.S. $billions)


ISSUER TYPE                                      GERMANY            U.S.
Central government                              $ 704.5           $2,546.5
Central government agency
 & government guaranteed                          116.8            2,606.1
State and local                                   445.7            1,029.6
Corporates                                      1,038.2            2,485.2
Other, foreign,
 international and Euros                          519.7              956.9
Total                                          $2,824.9           $9,624.3


Source: Merrill Lynch


Certain German government obligations are issued or otherwise guaranteed by the Federal Republic of Germany. These obligations carry the explicit full faith and credit backing of the German government and include direct obligations of the government (Bunds), as well as certain government agency issues, such as the German Unity Fund (Fonds Deutsche Einheit), established to help pay for the reconstruction of former East Germany's economy, and the Treuhandanstalt, established to facilitate the privatization of assets of former East Germany.

Other German government obligations are guaranteed by their issuing agency, instrumentality or political subdivision, but do not carry the explicit full faith and credit guarantee of the German government. The Fund will invest only in obligations that the Investment Managers consider to be of credit quality substantially equivalent to direct obligations of the German government. Issuers presently satisfying this standard include the German Federal Railways (Bundesbahn), the German Post Office (Bundespost), the Kreditanstalt fur Wiederaufbau ("KFW"), as well as certain of the 16 separate federal states (Lander) comprising Germany.


Pfandbriefe - These are German non-callable, fixed income securities, known as Offentliche Pfandbriefe and global Pfandbriefe. Global Pfandbriefe represents a pool of Offentliche Pfandbriefe which are issued by German privately owned mortgage banks and collateralized by loans to public sector institutions.

OTHER INVESTMENT POLICIES OF THE FUND


Forwards, Futures and Option Contracts. The Fund may use forward foreign currency exchange contracts ("forwards"), futures contracts ("futures"), option contracts on futures and over-the-counter ("OTC") options (collectively, "options") in the management of its investment portfolio.


A forward is individually negotiated and privately traded by currency traders (usually large commercial banks) and their customers. There are generally no deposit requirements, and the contracts are traded at a net price without commission. A forward involves an obligation to exchange one specific currency for another specific currency (e.g., an obligation to exchange U.S. dollars for German marks) at an agreed-upon rate of exchange at a future date, which may be any fixed number of days from the date of the contract. The market for forwards involving the exchange of U.S. dollars and German marks is highly liquid.


A bond (or currency) future is an agreement to buy or sell a specified quantity of bonds (or currency) at an agreed-upon price on a specified date. When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract.

An option gives the holder (buyer) of the option the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified amount of a particular security or currency (such as German government obligations or German marks), or a specified number of futures on the security or currency, on a specified date and price. The option buyer pays the option seller a negotiated premium upon the establishment of the contract. Options on futures are transacted through established exchanges. Options on German government obligations and on German marks are transacted in the OTC market directly between the buyer and seller. The staff of the SEC has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Fund may treat the securities it uses as cover for written OTC options as liquid if it follows certain procedures. The Fund may sell OTC options only to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a predetermined formula. The option would then be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

When the Fund agrees to buy or sell a security denominated in the German mark, it may enter into forwards in order to "lock in" the U.S. dollar price of the security. By entering into a forward calling for the receipt or delivery, for a fixed amount of U.S. dollars, of the amount of German marks involved in the underlying security transactions, the Fund will be able to protect itself against a change in the relationship between the U.S. dollar and the German mark during the period between the date the security is purchased or sold and the date on which payment is made or received.

For investment purposes, the Fund may use forwards, futures and options to establish Fund exposure to the German mark, and futures and options to establish Fund exposure to German government obligations, in a fast and cost-effective way. This may be necessary either when the Fund has a substantial U.S. dollar account receivable for Fund shares sold or when the Fund's Investment Managers require extra time to invest cash balances in German mark-denominated securities. In each of these cases, the Fund's use of forwards, futures and options is temporary and for the purpose of maintaining the Fund's intended ongoing exposure to the German mark and to German government obligations.


The Fund may, from time to time, also use forwards calling for the future purchase of German marks, in conjunction with U.S. dollar-denominated cash or money market instruments, for the purpose of obtaining an investment result that is substantially equivalent to a direct investment in a German mark-denominated money market instrument.

Although permitted to do so, the Fund does not currently intend to enter into currency futures contracts or options on currency futures.


The Fund may, under extraordinary circumstances and for temporary, defensive purposes only, employ forwards, futures and options for hedging the Fund's German bond and currency exposure.

When-Issued and Firm Commitment Agreements. The Fund may invest up to 25% of its assets in securities on a "when-issued" or "firm commitment" basis, for payment and delivery at a later date. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future time.


At the time of settlement (normally within 30 to 60 days after the day of the agreement or purchase), the market value of the security may be more or less than its purchase or sale price and the Fund, as buyer, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. There is also a risk that the party with whom the Fund enters into a transaction may default. Failure of the other party to perform its part of the commitment could result in a loss of income to the Fund. The Fund will make commitments to purchase or sell only securities that are eligible for inclusion in its portfolio.

While the Fund normally enters into these transactions with the intention of actually receiving or delivering the securities, it may sell the securities before the settlement date or enter into a new commitment to extend the delivery date further into the future if the Investment Managers consider it advisable as a matter of investment strategy.

Between the time of purchase and settlement, no payment is made and no interest on securities purchased for future delivery is received by the Fund. If the assets of the Fund were held in cash pending the settlement of a transaction, the Fund would earn no income. The Fund, however, intends to be fully invested to the extent possible.

When the Fund enters into a when-issued purchase or a firm commitment to buy securities, the Fund will maintain, in a segregated account with its custodian bank, cash or high-grade marketable securities having an aggregate value equal to the amount of the purchase commitments until payment is made. These procedures are designed to help insure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued purchases and firm commitments.


Illiquid Investments. The Fund's policy is not to invest more than 10% of its net assets, at the time of purchase, in illiquid securities, including repurchase agreements maturing in more than seven days, time deposits maturing in more than seven days, OTC options bought by the Fund and investments hedged by OTC options. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Other. Although permitted to do so, the Fund does not currently intend to enter into repurchase agreements or lend its portfolio securities. The Fund will not borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 331/3% of the total value of its assets (no additional investments may be made while any borrowings exceed 5% of the Fund's total assets). The Fund may invest in time deposits of commercial banks having short-term deposit ratings of A-1+ by S&P and/or P-1 by Moody's.

Percentage Restrictions. If a percentage restriction noted above is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value or liquidity of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing policies.

Other Policies and Restrictions. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "How does the Fund Invest its Assets?" and "Investment Restrictions" in the SAI.

WHAT ARE THE FUND'S POTENTIAL RISKS?

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the bond market as a whole.


Under normal market conditions, the Fund invests a significant portion of its assets in instruments denominated in German marks. Therefore, your gains or losses on shares of the Fund will in large part be based on changes in the Net Asset Value of the shares, expressed in U.S. dollars, attributable to fluctuations in the exchange rate between the U.S. dollar and the German mark.


Changes in Germany's prevailing interest rates will affect the value of the Fund's portfolio and thus its share price. Increased rates of interest that frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of Fund shares.


German interest rates and currency valuations have fluctuated unpredictably in the past and can be expected to do so in the future.


The primary risk factors associated with investment in German government obligations arise in connection with market fluctuations in the level of German interest rates and in the exchange rate between the U.S. dollar and the German mark. At any given point in time, the impact of interest rate and currency exchange rate changes on the Fund's share price may be reinforcing or offsetting. These risks are described in more detail below.

The yield and total return of the Fund may be higher or lower than the yield and total return of a fund investing in U.S. dollar-denominated bonds of comparable maturity and quality. In addition, you should recognize that due to periodic interest rate and exchange rate volatility, the Fund's share price is likely to experience significant volatility from time to time, and this volatility may be greater than would be experienced by a comparable U.S. dollar-denominated bond fund.


The Fund is intended to be only one part of your international and global diversification program, and holding shares of the Fund should not be considered a complete investment program.

INTEREST RATE RISK

Bond prices move inversely to the direction of changes in interest rates. When interest rates rise, bond prices generally decline, and when interest rates decline, bond prices generally rise. For any given change in market interest rates, bonds having longer maturities generally will experience greater price movements.


It is anticipated that under normal market conditions, the Fund's weighted average portfolio maturity will be at least five years and may be as long as ten years. Therefore, a significant rise in German bond market interest rates can generally be expected to cause a significant decline in the Fund's Net Asset Value per share. Conversely, a large decline in German bond market interest rates can generally be expected to cause the Fund's share price to rise significantly.

The Investment Managers actively manage the average maturity of the Fund's investments, shortening the Fund's maturity when it is expected that German interest rates will rise and lengthening the maturity when it is expected that German interest rates will decline. This active management of the Fund's maturity structure is intended to improve the long-term performance of the Fund on a total return basis relative to that of an unmanaged portfolio of German government obligations. Of course, there can be no assurance that active management will achieve the desired result.


CURRENCY RISK


The value of German government obligations, when expressed in U.S. dollars, will fluctuate with changes in the exchange rate between the U.S. dollar and the German mark. A decline in the mark relative to the dollar will generally result in a decline in the Fund's share price (determined on a U.S. dollar basis). On the other hand, if the mark appreciates relative to the U.S. dollar (i.e., the U.S. dollar declines), the Fund's share price generally can be expected to rise.


To give U.S. dollar-based investors the opportunity to achieve more fully the benefit of German mark currency diversification, the Fund does not engage in hedging strategies to minimize or eliminate Fund share price fluctuations arising from changes in the exchange rate between the U.S. dollar and the German mark. Hedging strategies could reduce the currency risk of investing in German government obligations, but would also reduce the potential benefits or gains that can be achieved.


Because of its investment primarily in German mark-denominated obligations and its policy of not hedging currency risk, the Fund's share price will likely exhibit greater day-to-day volatility than a fund that diversifies its currency risk across multiple currencies and/or regularly hedges its currency risk. You should also recognize that even though interest rates on German government obligations may from time to time exceed the rates on U.S. dollar-denominated bonds of comparable maturity and quality, a decline in the German mark relative to the U.S. dollar over any given period could more than offset any interest rate advantage, resulting in a negative total return for the Fund over that period.

In the event of an extraordinary political or world development that, in the view of the Fund's Investment Managers, threatens the social or political stability of Germany or the viability of the German government, the Fund may invest in U.S. government securities and U.S. dollar-denominated cash equivalents or otherwise hedge its German bond and currency risk, without limitation, but only for temporary, defensive purposes.


GERMAN ECONOMIC RISK FACTORS

The following information is a brief summary of factors affecting the Fund and does not purport to be a complete description of the factors. The information is based primarily upon information derived from public documents relating to securities offerings of issuers of German government obligations, from independent credit reports and historically reliable sources, but has not been independently verified by the Fund.


The Federal Republic of Germany, which comprises what was formerly the nations of East Germany and West Germany, is considered by the rating agencies and by the Fund's Investment Managers to be among the world's most creditworthy issuers of debt obligations. Both S&P and Moody's have assigned their highest ratings, AAA and Aaa, respectively to obligations of the Federal Republic of Germany.

The German mark is considered to be the primary reserve currency of Europe and, along with the Japanese yen, has increasingly been used as a reserve currency worldwide, sharing the traditional role of the U.S. dollar. Because of Germany's strong record of economic growth and responsible fiscal and monetary policy, the mark has been among the strongest of the world's major currencies in the period dating back to the return of freely floating exchange rates in the early 1970s. Of course, there can be no assurance that the German mark will perform or be regarded in the future as it has in the past.

The Bundesbank (the German central bank) operates largely independently of Germany's political system and is charged with responsibility for protecting the international value of the German mark. In response to the high levels of unification-related public and private expenditures and the inflationary pressures arising from these expenditures, the Bundesbank has maintained a tight monetary policy in recent years, resulting in interest rates well above those in the U.S., Japan and other countries outside Europe. In mid-1992, German interest rates began to decline as continued tight monetary policy created expectations of economic slowing. This decline in German interest rates continued through the end of 1993 as the German economy suffered a significant recession and the Bundesbank accelerated the easing process. During the first quarter of 1994, German yields began to rise as signs of economic growth emerged in the German economy.


The unification of East Germany and West Germany and the ensuing efforts to raise living standards and modernize infrastructure in what was previously East Germany have been a costly undertaking for Germany. Much of the cost of unification has been financed through deficit spending, resulting in significantly increased public-sector borrowing requirements since 1989. The ongoing high levels of public sector borrowing and spending in Germany resulting from unification may cause German interest rates and inflation rates to be higher than would otherwise be the case. This, in turn, may adversely affect the total returns on German government obligations. Unification has placed great pressure on the German economy and, although progress has recently been made to improve German government finances, these pressures may adversely affect monetary policy as conducted by the Bundesbank as well as the credit quality of German government obligations.

In addition to unification, the disintegration of the Soviet Union and its sphere of influence also may have an adverse impact on the German economy. In particular, Germany may be subject to increased immigration pressures and social discord. Germany also faces uncertainty with respect to repayment of government-guaranteed loans made to former eastern bloc countries.

FORWARDS, FUTURES AND OPTIONS


The use of forwards, futures and options by the Fund involves investment risks to which the Fund would not be subject absent its use of these instruments. The risks inherent in the use of forwards, futures and options include: (1) dependence on the ability of the Fund's Investment Managers correctly to predict movements in the direction of interest rates, securities prices and currency rates; (2) imperfect correlation between the price of options and futures and in the prices of the securities or the currencies underlying the options and futures; (3) the skills needed to use these instruments are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any particular time; (5) the possible loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in a future or an option; and (6) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Fund's ability to enter into certain futures and options is also limited by the requirements of the Code for qualification of the Fund as a regulated investment company. These securities may also require the application of complex and special tax rules and elections that may affect the amount, timing and character of distributions to shareholders. Transactions in options, futures and options on futures are generally considered "derivative securities." These investments and transactions are discussed further in the tax section included in this prospectus and in the SAI.


OTHER RISK FACTORS


Foreign taxes can adversely affect the Fund's performance, though it is anticipated that the Fund will invest only in debt obligations that are not subject to foreign tax withholding. For more information on tax issues affecting the Fund, see "How Taxation Affects the Fund and its Shareholders" in this prospectus and "Additional Information on Distributions and Taxes," in the SAI.

The Fund is a "non-diversified" fund, which means there are no restrictions under the 1940 Act on the percentage of assets that may be invested at any time in the securities of any one issuer. However, as a non-diversified fund, and as a fund that concentrates its investments primarily in German government obligations denominated in German marks, the Fund may be subject to greater risk with respect to its portfolio securities than a mutual fund that has a broader range of investments. Although the Fund is "non-diversified" for purposes of the 1940 Act, it must still meet certain diversification standards to qualify as a regulated investment company under the Code. If the Fund is unable to meet the diversification standards, the Fund may be subject to taxation as a corporation. These diversification standards require the Fund to invest no more than 25% of its total assets in a single issuer and, with respect to at least 50% of its total assets, to invest in cash, U.S. government securities, securities of other regulated investment companies, and other securities as to which the Fund invests no more than 5% of its assets in the securities of any one issuer or holds no more than 10% of the outstanding voting securities of any one issuer. The Investment Managers believe the Fund will be able to meet these diversification standards following its normal investment policies. As necessary to satisfy the diversification standards, the Fund may invest a significant portion of its assets in German government obligations other than those issued or guaranteed by the Federal Republic of Germany and in German mark-denominated obligations issued by other sovereign governments and supranational organizations. To the extent the Fund is not fully diversified, it may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it was more broadly diversified.


A mutual fund can incur significant transaction costs in its purchases and sales of foreign securities and currencies. Due to the highly liquid nature of the German government obligation and foreign exchange markets, however, it is anticipated that Fund transaction costs will be minimal and will not have a material impact on the Fund's performance.


The Fund's custody and portfolio accounting expenses may be higher than those experienced by a fund investing solely in U.S. dollar-denominated bonds.

Investing in non-U.S. securities generally may be subject to certain risk factors not thought to be present in the U.S. These include expropriation of foreign-owned assets, confiscatory taxation, exchange controls, political and social instability, and the difficulty of enforcing obligations in other countries. See "Investing in Foreign Securities" in the SAI for a more detailed discussion of those risk factors.


WHO MANAGES THE FUND?


The Board. The Board oversees the management of the Fund and elects its officers. The officers are responsible for the Fund's day-to-day operations. The Board also monitors the Fund to ensure no material conflicts exist between the Fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

Investment Managers. The Investment Managers manage the Fund's assets and make its investment decisions. The Investment Managers also perform similar services for other funds. The Investment Managers are wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, the Investment Managers and their affiliates manage over $179 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Under an agreement with Advisers, TICI is the sub-advisor of the Fund. TICI provides Advisers with investment management advice and assistance. TICI's activities are subject to the Board's review and control, as well as Advisers' instruction and supervision.

Management Team. The team responsible for the day-to-day management of the Fund's portfolio is: Tom Latta and Neil S. Devlin, since November 1993.


Thomas Latta

Portfolio Manager of TICI

Mr. Latta attended the University of Missouri and New York University. Prior to joining the Franklin Templeton Group in 1991, Mr. Latta worked as a portfolio manager with Forester and Hairston, a global fixed-income investment management firm, and prior thereto, he worked for Merrill Lynch as an investment adviser to a large mid-east central bank and then within the structured products group.

Neil S. Devlin

Executive Vice President of TICI

Mr. Devlin holds a Bachelor of Arts degree in Economics and Philosophy from Brandeis University. Prior to joining the Franklin Templeton Group in 1987, Mr. Devlin was a portfolio manager and bond analyst with Constitutional Capital Management of Boston and a bond trader and research analyst for the Bank of New England.


Donald P. Gould, a Portfolio Manager with Advisers, is founder and president of the Franklin Templeton Global Trust (the "Trust"). Mr. Gould supervises the implementation of the Funds portfolio investment policies. He holds a Master of Business Administration degree from the Harvard Business School and a Bachelor of Arts degree in economics from Pomona College. He joined the Franklin Templeton Group in November 1993 upon its acquisition of certain assets of Huntington Advisers, Inc. He has been in the securities industry since 1981.

Management Fees. During the fiscal year ended October 31, 1996, management fees totaling 0.55% of the average monthly net assets of the Fund were paid to the Investment Managers. During the same period, Advisers paid TICI a sub-advisory fee totaling 0.25% of the average daily net assets of the Fund. This fee is not a separate expense of the Fund but is paid by Advisers from the management fees it receives from the Fund.

Portfolio Transactions. The Investment Managers try to obtain the best execution on all transactions. If the Investment Managers believe more than one broker or dealer can provide the best execution, consistent with internal policies, they may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

Administrative Services. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Management and Other Services" in the SAI for more information.


HOW DOES THE FUND MEASURE PERFORMANCE?


From time to time, the Advisor Class of the Fund advertises its performance. The more commonly used measures of performance are total return, current yield and current distribution rate.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield shows the income per share earned by Advisor Class. The current distribution rate shows the dividends or distributions paid to shareholders of Advisor Class. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Net Asset Value of the class. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.

The investment results of the Advisor Class will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the Fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.


The Fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.


Regular income dividends (which are generally distributed monthly) will be determined from the Fund's net investment income, excluding any realized net foreign currency gains and losses. Under U.S. Treasury regulations, net realized foreign currency gains and losses are required to be reported as ordinary income or loss to the Fund. Therefore, if in the course of a fiscal year, the Fund realizes net foreign currency losses, the Fund may be required to reclassify all or a portion of its income dividend distributions made during the fiscal year as a return-of-capital for federal income tax purposes. Net foreign currency gains, if any, will generally be distributed as a supplemental income dividend once each year in December to reflect any net foreign currency gain realized by the Fund as of October 31 for the current fiscal year, and may also reflect any undistributed foreign currency gains for the prior fiscal year. You will be informed of the tax status of all distributions shortly after the close of each calendar year.


For federal income tax purposes, any income dividends that you receive from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether you have elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you have owned Fund shares and regardless of whether the distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions that are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if received by you on December 31 of the calendar year in which they are declared.


Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or loss. Any loss incurred on sale or exchange of the Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to the shares.

The Fund's investments in options, futures contracts and forward contracts may give rise to taxable income, gain or loss and will be subject to special tax treatment under certain mark-to-market and straddle rules, the effect of which may be to accelerate income to the Fund, defer Fund losses and cause adjustments in the holding periods of Fund securities. These rules could therefore affect the amount, timing and character of distributions to shareholders. Certain elections may be available to the Fund to mitigate some of the unfavorable consequences of the provisions described in this paragraph. These investments and transactions are discussed in the SAI.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules that may cause gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from the transactions and in turn its distributions to shareholders. These rules are discussed in the SAI.


The Fund will inform you of the source of your dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise you of the tax status for federal income tax purposes of the dividends and distributions.

If you are not considered a U.S. person for federal income tax purposes, you should consult with your financial or tax advisor regarding the applicability of U.S. withholding or other taxes to distributions received by you from the Fund and the application of foreign tax laws to these distributions.


HOW IS THE TRUST ORGANIZED?

The Fund is a non-diversified series of the Trust, an open-end management investment company, commonly called a mutual fund. It was organized as a Massachusetts business trust in November 1985 and reorganized as a Delaware business trust in August 1996. The Trust is registered with the SEC under the 1940 Act. As of January 1, 1997, the Fund began offering a new class of shares designated Franklin Templeton German Government Bond Fund - Advisor Class. All shares outstanding before the offering of Advisor Class shares have been designated Franklin Templeton German Government Bond Fund - Class I. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as any other class of the Fund for matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by state law, or (3) required to be voted on separately by the 1940 Act. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.

The Trust does not intend to hold annual shareholder meetings. It may hold a special meeting of a series, however, for matters requiring shareholder approval under the 1940 Act. A meeting may also be called by the Board in its discretion or by shareholders holding at least 10% of the outstanding shares. The 1940 Act requires that we help you communicate with other shareholders in connection with removing members of the Board.

As of February 3, 1997, Franklin Resources, Inc. and Franklin Templeton Fund Allocator Series - Franklin Templeton Growth Target Fund owned of record and beneficially more than 25% of the outstanding shares of the Advisor Class of the Fund.


ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT


Shares of the Fund may be purchased without a sales charge. To open your account, contact your investment representative or complete and sign the enclosed shareholder application and return it to the Fund with your check.

                                     MINIMUM
                                  INVESTMENTS*

To Open Your Account                $5,000,000
To Add to Your Account              $     25

*We waive or lower these minimums for certain investors listed below. We may also refuse any order to buy shares.

To determine if you meet the minimum investment requirement, the amount of your current purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds. At least $1 million of this amount, however, must be invested in Advisor Class or Class Z shares of any of the Franklin Templeton Funds.

The Fund's minimum initial investment requirement will not apply to purchases by:

1. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

2. Qualified registered investment advisors or certified financial planners who have clients invested in the Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

3. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group and their immediate family members, subject to a $100 minimum investment requirement

4. Accounts managed by the Franklin Templeton Group

5. The Franklin Templeton Profit Sharing 401(k) Plan

6. Each series of the Franklin Templeton Fund Allocator Series, subject to a $1,000 minimum initial and subsequent investment requirement

7. Employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under Section 401 of the Code, including salary reduction plans qualified under Section 401(k) of the Code, and that (i) are sponsored by an employer with at least 5,000 employees, or (ii) have plan assets of $50 million or more

8. Trust companies and bank trust departments initially investing in the Franklin Templeton Funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion

9. Defined benefit plans or governments, municipalities, and tax-exempt entities that meet the requirements for qualification under Section 501 of the Code, subject to a $1 million initial investment in Advisor Class shares

10. Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of a qualified group, if the group as a whole meets the $5 million minimum investment requirement. A qualified group is one that:


   o Was formed at least six months ago,

   o Has a purpose other than buying Fund shares at a discount,

   o Has more than 10 members,

   o Can arrange for meetings between our representatives and group members,


   o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,


   o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

   o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.


If you currently own Class I shares of the Fund and you qualify to buy Advisor Class shares, you may invest your existing Class I shares into the Fund's Advisor Class by June 30, 1997. If you would like to do this, please send us written instructions. Generally, for federal income tax purposes, there will be no recognition of gain or loss on this transaction. You may want to consult with your tax advisor to determine the effect of this transaction, if any, on state income taxes.


MAY I BUY SHARES IN GERMAN MARKS?

o Normally you can add to your existing account in German marks.

o The minimum is 10,000 German marks.

o You cannot use a currency other than U.S. dollars or German marks without our preapproval.

o You need our preapproval to open a new account.


Provided that we receive timely notice as described below, Fund shares will be purchased at the public Offering Price in U.S. dollars next determined after the Fund custodian's correspondent bank in Germany receives the German marks, using the same exchange rate used to convert the value of the Fund's German mark-denominated assets into U.S. dollars for portfolio valuation purposes.


The Fund does not charge a fee for receiving investments in this manner. You should check with your bank for any wire and other fees you may need to pay for the transaction.

To invest in the Fund with German marks, please follow the directions below:

1. Call us at 1-800/632-2301 (or 1-415/312-3400) or fax the instructions at 1-415/312-4175 by 1:00 p.m., Eastern time, at least two business days prior to your wiring the money. If the call or fax is made after 1:00 p.m., please allow three business days. Include the following information:

  Date of Wire (Value Date)
  Amount of Wire (in German marks)
  Name of Bank Wiring Funds
  Your Name (as it appears on your account)
  Your Account Number
  Wire Order Number (a new number will be assigned each time)

2. At least two or three business days after the call or fax, you should request for your bank to transmit, for value, immediately available funds in German marks to:

  Bank                        Chase Bank A.G.

Alexanderstrasse 59
Postfach 90-01-09 6000
Frankfurt/Main 90
Frankfurt-Rodelheim, Germany
  Account                     Chase Manhattan Bank, London 623 120 0079
  Further Credit              for Franklin Templeton German Government Bond Fund

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the Fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, please call our Retirement Plans Department.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.


PAYMENTS TO SECURITIES DEALERS

Securities Dealers who initiate and are responsible for purchases of Advisor Class shares may receive up to 0.25% of the purchase price. The payment is subject to the sole discretion of Distributors, and is paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

For information on additional compensation payable to Securities Dealers in connection with the sale of Fund shares, please see "How Do I Buy, Sell and Exchange Shares? - Other Payments to Securities Dealers" in the SAI.


MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?


We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.


Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and some do not offer Advisor Class shares.

METHOD           STEPS TO FOLLOW

By Mail           1. Send us written instructions signed by all account owners

                  2. Include any outstanding share certificates for the shares you're exchanging

By Phone          Call Shareholder Services

                  -If you do not want the ability to exchange by phone to apply to your account, please let us know.

Through Your Dealer     Call your investment representative


Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

EXCHANGE RESTRICTIONS


Please be aware that the following restrictions apply to exchanges:


o You may only exchange shares within the same class, except as noted below.

o The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."


o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact our Retirement Plans Department for information on exchanges within these plans.

o The fund you are exchanging into must be eligible for sale in your state.


o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you: (i) request an exchange out of the Fund within two weeks of an earlier exchange request, (ii) exchange shares out of the Fund more than twice in a calendar quarter, or (iii) exchange shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you exchange shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.


Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.


LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

If you want to exchange into a fund that does not currently offer an Advisor Class, you may exchange your Advisor Class shares for Class I shares of that fund at Net Asset Value. If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust, Templeton Foreign Fund or Templeton Growth Fund, you may exchange the Advisor Class shares you own for Class I shares of those funds or of Templeton Institutional Funds, Inc. at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class I shares for Advisor Class shares of that fund. You may also exchange your Advisor Class shares for Class Z shares of Franklin Mutual Series Fund Inc.


HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

METHOD           STEPS TO FOLLOW

By Mail        1. Send us written instructions signed by all account owners

               2. Include any outstanding share certificates for the shares you are selling

               3. Provide a signature guarantee if required


               4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.


By Phone

(Only available if you have completed and sent to us the telephone redemption agreement included with this prospectus)

              Call Shareholder Services

              Telephone requests will be accepted:

               o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

               o If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund

               o Unless you are selling shares in a Trust Company retirement plan account

               o Unless the address on your account was changed by phone within the last 30 days

Through Your Dealer     Call your investment representative


Beginning on or about May 1, 1997, you will automatically be able to redeem shares by telephone without completing a telephone redemption agreement. Please notify us in writing if you do not want this option to be available on your account. If you later decide you would like this option, send us written instructions signed by all account owners, with a signature guarantee.


We will send your redemption check within seven days after we receive your request in proper form. If you sell your shares by phone, the check may only be made payable to all registered owners on the account and sent to the address of record. We are not able to receive or pay out cash in the form of currency.


If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.


Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

MAY I RECEIVE MY REDEMPTION PROCEEDS IN GERMAN MARKS?

To request payment of redemption proceeds in German marks:

o First, you need to have on file a Foreign Currency Redemption Authorization Form. Please call us for the form at 1-800/632-2301 (or 1-415/312-3400) or fax your request to 1-415/312-4175.

o You must have established a German mark-denominated bank account

o The redemption proceeds must be for a minimum of U.S. $5,000.

o Your redemption proceeds paid in German marks will be calculated using the Net Asset Value per share and the U.S. dollar-German mark exchange rate next determined after receipt of the redemption request in proper form.


Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.


TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 59 1/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call our Retirement Plans Department.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The Fund declares dividends from its net investment income monthly to shareholders of record on the first business day before the 15th of the month and pays them on or about the last day of that month. Capital gains, if any, may be distributed annually, usually in December.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the applicable Rule 12b-1 fees of any class. Advisor Class shares are not subject to Rule 12b-1 fees.


Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the Fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.


DISTRIBUTION OPTIONS

You may receive your distributions from the Fund in any of these ways:

1. Buy additional shares of the Fund - You may buy additional shares of the same class of the Fund by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.


2. Buy shares of other Franklin Templeton Funds - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund. You may also direct your distributions to buy Class I shares of another Franklin Templeton Fund. Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee.

To select one of these options, please complete sections 6 and 7 of the shareholder application included with this prospectus or tell your investment representative which option you prefer. If you do not select an option, we will automatically reinvest dividend and capital gain distributions in the same class of the Fund. For Trust Company retirement plans, special forms are required to receive distributions in cash. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option.


TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

HOW AND WHEN SHARES ARE PRICED


The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the Fund, determined by the value of the shares of each class. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.


THE PRICE WE USE WHEN YOU BUY OR SELL SHARES


You buy and sell Advisor Class shares at the Net Asset Value per share. We calculate it to two decimal places using standard rounding criteria. The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.


PROPER FORM

An order to buy shares is in proper form when we receive your signed shareholder application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary. We must also receive any outstanding share certificates for those shares.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The Fund's name,

o The class of shares,

o A description of the request,

o For exchanges, the name of the fund you're exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.


A signature guarantee verifies the authenticity of your signature and may be obtained from certain banks, brokers or other eligible guarantors. You should verify that the institution is an eligible guarantor before signing. A notarized signature is not sufficient.


SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form. In this case, you should send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We will also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.


If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

Trust Company Retirement Plan Accounts. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.


To obtain any required forms or more information about distribution or transfer procedures, please call our Retirement Plans Department.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS


When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

Joint Ownership. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, we cannot accept instructions to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

Gifts and Transfers to Minors. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

Trusts. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.


Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT  DOCUMENTS REQUIRED

Corporation     Corporate Resolution

Partnership     1. The pages from the partnership agreement that identify the general partners, or

                2. A certification for a partnership agreement

Trust 1. The pages from the trust document that identify the trustees, or

                2. A certification for trust


Street or Nominee Accounts. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

Electronic Instructions. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions. We will accept electronic instructions directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.


TAX IDENTIFICATION NUMBER


The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if
(i) you have not furnished a certified correct taxpayer identification number,
(ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the Fund that the number you gave us is incorrect, or
(iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.


KEEPING YOUR ACCOUNT OPEN


Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $50. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $100. These minimums do not apply if you fall within categories 4, 5, 6 or 7 under "How Do I Buy Shares? - Opening Your Account."


SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN


Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the shareholder application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.


SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account.


You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.


STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. Please verify the accuracy of your statements when you receive them.


o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports or an interim quarterly report.


INSTITUTIONAL ACCOUNTS


Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.


AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?


If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. TICI is located at 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091. You may also contact us by phone at one of the numbers listed below.


                                               HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME                  TELEPHONE NO.        (MONDAY THROUGH FRIDAY)
Shareholder Services             1-800/632-2301       5:30 a.m. to 5:00 p.m.
Dealer Services                  1-800/524-4040       5:30 a.m. to 5:00 p.m.
Fund Information                 1-800/DIAL BEN       5:30 a.m. to 8:00 p.m.
                                 (1-800/342-5236)     6:30 a.m. to 2:30 p.m.
(Saturday)
Retirement Plans                 1-800/527-2020       5:30 a.m. to 5:00 p.m.
Institutional Services           1-800/321-8563       6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)           1-800/851-0637       5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the Fund's investment manager

Board - The Board of Trustees of the Trust

CD - Certificate of deposit


Class I and Advisor Class - The Fund offers two classes of shares, designated "Class I" and "Advisor Class." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.


Code - Internal Revenue Code of 1986, as amended



Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

Franklin Templeton Funds - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund



Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator


Investment Managers - Franklin Advisers, Inc., the Fund's investment manager, and Templeton Investment Counsel, Inc., the Fund's sub-advisor.


Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service


Market Timers - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

Moody's - Moody's Investors Service, Inc.


NASD - National Association of Securities Dealers, Inc.


Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.


NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information


S&P - Standard & Poor's Corporation


SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.


TICI - Templeton Investment Counsel, Inc., the Fund's sub-advisor.


Trust Company - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

U.S. - United States

We/Our/Us - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.








FRANKLIN TEMPLETON
INTERNATIONAL
CURRENCY FUNDS

Franklin Templeton Global Currency Fund

Franklin Templeton High Income Currency Fund

Franklin Templeton Hard Currency Fund

STATEMENT OF
ADDITIONAL INFORMATION

777 MARINERS ISLAND BLVD., P.O. BOX 7777    MARCH 1, 1997
SAN MATEO, CA 94403-7777  1-800/DIAL BEN



TABLE OF CONTENTS

How does the Fund Invest its Assets?....................................     2

What are the Fund's Potential Risks?....................................     4

Investment Restrictions.................................................     5

Officers and Trustees...................................................     6

Investment Management
 and Other Services.....................................................    10

How does the Fund Buy Securities
 for its Portfolio?.....................................................    12

How Do I Buy, Sell and Exchange Shares?.................................    13

How are Fund Shares Valued?.............................................    16

Additional Information on
 Distributions and Taxes................................................    17

The Fund's Underwriter..................................................    19

How does the Fund Measure Performance?..................................    21

Miscellaneous Information...............................................    24

Financial Statements....................................................    25

Useful Terms and Definitions............................................    25

When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."

The Franklin Templeton Global Currency Fund (the "Global Currency Fund"), the Franklin Templeton Hard Currency Fund (the "Hard Currency Fund"), and the Franklin Templeton High Income Currency Fund (the "High Income Fund") (individually or collectively the "Fund," "Funds" or the "Currency Funds"), are each a separate non-diversified series of the Franklin Templeton Global Trust (the "Trust"), an open-end management investment company. The Global Currency Fund's investment objective is to maximize total return, the Hard Currency Fund's investment objective is to protect against depreciation of the U.S. dollar relative to other currencies and the High Income Fund's investment objective is to obtain high current income at a level significantly above that available on U.S. dollar money market funds.

The Prospectus, dated March 1, 1997, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.

This SAI describes the Fund's Class I shares. The Hard Currency Fund currently offers another class of shares with a different sales charge and expense structure, which affects performance. This class is described in a separate SAI and prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

This SAI is not a prospectus. It contains information in addition to and in more detail than set forth in the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



FTIC SAI 03/97



HOW DOES THE FUND INVEST ITS ASSETS?

The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How does the Fund Invest its Assets?"

Floating and Variable Rate Notes. Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. These obligations typically have a stated maturity in excess of one year. The interest rate on these notes is based on an identified interest rate index and is adjusted automatically at specified intervals, generally not less frequently than semiannually.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

Financial Services Obligations. Under normal market conditions, the Fund may invest up to 25% of its net assets in obligations of companies engaged in the financial services industry. These investments include obligations of the character described below:

Certificates of Deposit. CDs are certificates representing the obligation of a bank or a foreign branch of such bank to repay funds deposited with it for a specified period of time at a stated interest rate.

Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

Bankers' Acceptances. Bankers' acceptances are credit instruments bearing interest at a stated interest rate and evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

U.S. Banks. Commercial banks organized under U.S. federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the U.S. Federal Reserve System and to be insured by the U.S. Federal Deposit Insurance Corporation (the "FDIC"). U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the U.S. Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Funds depending upon the principal amount of the CD of each bank held by the Fund) and are subject to U.S. federal examination and to a substantial body of U.S. federal law and regulation. As a result of U.S. federal and state laws and regulations, domestic branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Non-U.S. Banks and Non-U.S. Branches of U.S. Banks. Obligations of non-U.S. branches of U.S. banks and of non-U.S. banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. These obligations are subject to different risks than are those of domestic U.S. banks or U.S. branches of non-U.S. banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Non-U.S. branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a non-U.S. branch of a U.S. bank or about a non-U.S. bank than about a U.S. bank.

Obligations of U.S. branches of non-U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by U.S. federal and state regulation as well as governmental action in the country in which the non-U.S. bank has its head office. A U.S. branch of a non-U.S. bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the U.S. Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, a branch licensed by the U.S. Comptroller of the Currency or a branch licensed by certain states may or may not be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (2) maintain assets with the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of branches licensed by states may not necessarily be insured by the FDIC.

Investing in Foreign Securities. Foreign securities markets generally are not as developed or efficient as those in the U.S. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the U.S. and, at times, volatility of prices can be greater than in the U.S. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

Because foreign securities (e.g., non-U.S. money market instruments) are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Currency exchange costs may be incurred when the Fund sells instruments denominated in one currency and purchases instruments denominated in another.

Some of the foreign securities may be subject to transaction taxes charged by foreign governments. This would have the effect of increasing the cost of the investments and reducing the realized gain or increasing the realized loss on the securities at the time of sale. Transaction costs and custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities. Interest payments from certain foreign securities may be subject to foreign withholding taxes on interest income payable on the securities.

U.S. government policies have, in the past, through taxation and other restrictions, discouraged certain investments abroad by U.S. investors. While no such restrictions are currently in effect, they could be reinstituted. In that event, it may be necessary for the Fund to temporarily invest all or substantially all of its assets in U.S. money market instruments, or it may become necessary to liquidate the Fund.

Currency Transactions. Generally, the currency exchange transactions of the Fund are conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market for purchasing or selling currency. However, the Fund has authority and intends to enter into forward currency contracts as a hedge against possible variations in the exchange rates between the currencies in which their investments are denominated and other currencies, including the U.S. dollar, or in conjunction with money market instruments for the purpose of obtaining an investment result that is substantially equivalent to a direct investment in a foreign currency denominated instrument. A forward currency contract is an agreement to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

When using forward contracts for hedging purposes, the Fund may enter into forward contracts with respect to either specific transactions ("transaction hedging") or portfolio positions ("position hedging"). Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund generally owing in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward contract on a particular currency with respect to portfolio security positions denominated or quoted in such currency. The Fund will not speculate in forward contracts; however, the Fund will utilize forward contracts in conjunction with money market instruments in a manner which is unrelated to the Fund's normal hedging activities as described above (i.e., to obtain an investment result that is substantially equivalent to a direct investment in a foreign currency denominated instrument).

If the Fund enters into a position hedging transaction, its custodian bank will place cash or readily marketable liquid securities in a segregated account of the Fund in an amount equal to the value of its total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts.

The Fund may try to hedge up to 100% of its portfolio positions, but will enter into hedging transactions only if considered appropriate by the Investment Managers. The Fund may not enter into a position hedging forward contract if, as a result, it would have more than 10% of the value of its total assets committed to such contracts. Although not a fundamental policy, the Fund does not currently intend to enter into a forward contract with a term of more than one year; or to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward contracts in conjunction with money market instruments to) that particular currency.

It may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. It is possible that, under certain circumstances, the Fund may have to limit currency transactions to qualify as a regulated investment company under the Code.

At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency, or it may retain the security and terminate its contractual obligation to deliver the currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the currency.

If the Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may later enter into a new forward contract to sell the currency. If forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Transactions in forward contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into forward contracts, and will not do so unless deemed appropriate by the Investment Managers. You should realize that the use of forward contracts does not eliminate fluctuations in the underlying prices of the securities. Forward contracts simply establish a rate of exchange that the Fund can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to fluctuations in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the change in the value of such currency.

Because the Fund invests primarily in money market instruments denominated in non-U.S. currencies, it may hold foreign currencies pending its investment in the instruments or their conversion into U.S. dollars. Although the Fund values its assets daily in terms of U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will convert its holdings from time to time, however, and you should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference, which is known as the spread, between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell the currency to the dealer.

Illiquid Investments. The Board has authorized the Fund to invest in restricted securities where the investment is consistent with the Fund's investment objective and has authorized these securities to be considered liquid to the extent the Fund's Investment Managers determine that there is a liquid institutional or other market for these securities (for example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act and for which a liquid institutional market has developed). The Board reviews any determination by the Investment Managers to treat a restricted security as liquid on a quarterly basis, including the Investment Managers' assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the Investment Managers and the Board will take into account the following factors: (i) the frequency of trades and quotes for the security;
(ii) the number of dealers willing to buy or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the applicable Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or the market for these securities contracts.

WHAT ARE THE FUND'S POTENTIAL RISKS?

CURRENCY MOVEMENTS

Exchange rates fluctuate for a number of reasons. Depending on the currency in question and the point in time, some factors may outweigh others in determining the course of exchange rate movements.

1. Inflation. The most fundamental reason exchange rates change is to reflect changes in currencies' purchasing power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions and a host of other factors.

2. Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Often, inflation is the cause of a trade deficit, making a country's goods more expensive and less competitive and so reducing demand for its currency.

3. Interest Rates. High interest rates tend to boost currency values in the short run by making such currencies more attractive to investors. Since high interest rates are often the result of high inflation, however, long-term results may be the opposite.

4. Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can "flood" the currency markets with the currency of the debtor nation.

Also, budget deficits can indirectly contribute to currency depreciation if a government chooses to cope with its deficits and debt by means of inflation.

5. Political Factors. Political instability in a country can cause a currency to depreciate. If the country appears a less desirable place in which to invest and do business, demand for the currency is likely to fall.

6. Government Control. Through their own buying and selling of currencies, the world's central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people's expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of
(i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. The Fund may not:

 1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase municipal bonds or industrial revenue bonds.

 2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

 3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to
33 1/3% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes provided that the deposit or payment of initial or variation margin in connection with transactions in options and futures shall not be treated as a pledge of assets hereunder.

 4. Sell securities short or purchase securities on margin, provided that the deposit or payment of initial or variation margin in connection with transactions in options and futures shall not be treated as the purchase of securities on margin hereunder.

 5. Underwrite the securities of other issuers.

 6. Purchase or sell real estate, securities of real estate investment trusts, commodities, or oil and gas interests, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies, securities and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

 7. Make loans to others except through the purchase of debt obligations referred to in the Prospectus and the entry into repurchase agreements and portfolio lending agreements, provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the Fund's total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board, including maintenance of collateral of the borrower equal at all times to at least the current market value of the securities loaned.

 8. Invest more than 25% of its assets in the securities of issuers in any industry, provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

 9. Have invested as of the last day of any fiscal quarter (or other measuring period used for purposes of determining compliance with Subchapter M of the Code) (a) more than 25% of its total assets in the securities of any one issuer, or (b) with respect to 50% of the Fund's total assets, more than 5% of its total assets in the obligations of any one issuer, except for cash and cash items and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

10. Invest in companies for the purpose of exercising control.

11. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

12. Purchase the securities of any issuer having less than three years' continuous operations (or any predecessors) if such purchase would cause the value of the Fund's investments in all such issuers to exceed 5% of the value of its total assets.

Securities issued by a foreign government, its agencies and instrumentalities, as well as supra-national organizations are considered as one industry for concentration purposes.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND TRUSTEES

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).

                           Positions and Offices          Principal Occupations
 Name, Age and Address         with the Trust            During Past Five Years

Frank H. Abbott, III (75)              Trustee
1045 Sansome St.
San Francisco, CA 94111

President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 32 of the investment companies in the Franklin Templeton Group of Funds.

Harris J. Ashton (64)                  Trustee
General Host Corporation
Metro Center, 1 Station Place
Stamford, CT 06904-2045

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

David K. Eiteman (67)                  Trustee
9 Jewett Lane
South Hadley, MA 01075-1359

From 1959 to 1991, Professor of Finance in the John E. Anderson Graduate School of Management, University of California, Los Angeles. Professor Emeritus since 1991. From 1988 to June 1993, a Trustee of the Huntington Investment Trust.

S. Joseph Fortunato (64)               Trustee
Park Avenue at Morris County
P. O. Box 1945
Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

David W. Garbellano (82)               Trustee
111 New Montgomery St., #402
San Francisco, CA 94105

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the FranklinTempleton Group of Funds.

*Donald P. Gould (38)                  President
777 Mariners Island Blvd.              and Trustee
San Mateo, CA 94404

Managing Director, Templeton Worldwide, Inc.; from November 1993 to present, Executive Vice President, Franklin Institutional Services Corporation; from January 1995 to present, Senior Vice President of Templeton Franklin Investment Services, Inc.; from February 1992 to November 1993, independent consultant to the Trust; and from February 1992 to June 1993, independent consultant to Huntington Investment Trust. From December 1985 to February 1992, Chairman of the Board of the Trust. From 1988 to June 1993, President and Trustee, from 1988 to February 1992, Chairman of the Board, Huntington Investment Trust. From October 1985 to February 1992, President and Director of Huntington Advisers, Inc., a mutual fund investment adviser, and President of Huntington Investments, Inc., a mutual fund underwriter; trustee of two of the investment companies in the Franklin Templeton Group of Funds.

Gerald R. Healy (55)                   Trustee
5917 Cleveland Street
Morton Grove, IL 60053

Since April 1994, a private consultant. From July 1993 to March 1994, Director of Corporate Management Resources of Alliance Imaging, Inc. From 1989, Executive Vice President of Capital Health Services Corp. Prior to that time, a private investor. From 1988 to June 1993, a Trustee of the Huntington Investment Trust; trustee of one investment company in the Franklin Templeton Group of Funds.

*Charles B. Johnson (64)               Chairman of the
777 Mariners Island Blvd.              Board and
San Mateo, CA 94404                    Trustee

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other of the subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (56)           Vice President
777 Mariners Island Blvd.              and Trustee
San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin
Advisory Services, Inc. and Franklin Investment
Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 61 of the investment companies in the Franklin Templeton Group of Funds.

David P. Kraus (39)                    Trustee
Bet Tzedek Legal Services
145 South Fairfax Ave., Suite 200
Los Angeles, CA 90036-2166

Since 1981, an attorney with various private law firms in Los Angeles. Also, since October 1995, an attorney with Bet Tzedek Legal Services; trustee of one investment company in the Franklin Templeton Group of Funds.

Frank W. T. LaHaye (67)                Trustee
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA 95014

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc. (software firm); Director, FischerImaging Corporation (medical imaging systems); and director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds.

Gordon S. Macklin (68)                 Trustee
8212 Burning Tree Road
Bethesda, MD 20817

Chairman, White River Corporation (information and financial services); Director, Fund American Enterprises Holdings, Inc. (financial services), MCI Communications Corporation, CCC Information Services Group, Inc. (information services), MedImmune, Inc. (biotechnology), Source One Mortgage Services Corporation (financial services), Shoppers Express (home shopping), Spacehab, Inc. (aerospace services); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; formerly Chairman, Hambrecht and Quist Group (venture capital and investment banking); Director, H & Q Healthcare Investors (investment trust); and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (52)                   Vice President
777 Mariners Island Blvd.
San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc. and Franklin Templeton Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 61 of the in-vestment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (36)                Vice President
777 Mariners Island Blvd.              and Chief
San Mateo, CA 94404                    Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; President, Franklin Templeton Services, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; Treasurer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; officer of most of the other subsidiaries of Franklin Resources, Inc.; and officer, director and/or trustee of 61 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (48)                 Vice President
777 Mariners Island Blvd.              and Secretary
San Mateo, CA 94404

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc., and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

Charles E. Johnson (40)                Vice President
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Institutional Services Corporation; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 39 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (58)                  Treasurer and
777 Mariners Island Blvd.              Principal
San Mateo, CA 94404                    Accounting
                                          Officer

Employee of Franklin Advisers, Inc.; and officer of 38 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (59)                   Vice President
777 Mariners Island Blvd.
San Mateo, CA 94404

Senior Vice President/National Sales Manager, Franklin Templeton
Distributors, Inc.; and officer of 33 of the investment companies in the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and the Investment Managers. Nonaffiliated members of the Board are currently paid $800 per year plus $800 per meeting attended. As shown above, some of the nonaffiliated Board members also serve as directors, trustees or managing general partners of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                               Number of Boards
                                               Total Fees       in the Franklin
                              Total Fees    Received from the   Templeton Group
                             Received from Franklin Templeton  of Funds on Which
Name                          the Trust*    Group of Funds**    Each Serves***

Frank H. Abbott, III.............$4,800            $165,236              32

Harris J. Ashton................. 4,800             343,591              56

David K. Eiteman.................  800                  800               1

S. Joseph Fortunato.............. 4,800             360,411              58

David Garbellano................. 4,800             148,916              31

Gerald R. Healy.................. 4,800               3,200               1

David P. Kraus................... 4,800               4,000               1

Frank W.T. LaHaye................ 4,800             139,233              27

Gordon S. Macklin................ 4,800             335,541              53

*For the fiscal year ended October 31, 1996.

**For the calendar year ended December 31, 1996.

***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 62 registered investment companies, with approximately 171 U.S. based funds or series.Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of February 3, 1997 the officers and Board members, as a group, owned of record and beneficially approximately the following shares of the Fund: 4,200 shares of the Global Currency Fund, 492 shares of the Hard Currency Fund - Class I and 179 shares of the High Income Fund, or less than 1% of each Fund's total outstanding shares. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Managers and Services Provided. The Fund's investment manager is Advisers. Under an agreement with Advisers, TICI is the Fund's sub-advisor. The Investment Managers provides investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Investment Managers' activities are subject to the review and supervision of the Board to whom they render periodic reports of the Fund's investment activities. Advisers is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund.

The Investment Managers and their affiliates act as investment managers to numerous other investment companies and accounts. The Investment Managers may give advice and take action with respect to any of the other funds they manage, or for their own account, that may differ from action taken by the Investment Managers on behalf of the Fund. Similarly, with respect to the Fund, the Investment Managers are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Investment Managers and access persons, as defined by the 1940 Act, may buy or sell for their own account or for the accounts of any other fund. The Investment Managers are not obligated to refrain from investing in securities held by the Fund or other funds that they manage. Of course, any transactions for the accounts of the Investment Managers and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

TICI provides Advisers with investment management advice and assistance. TICI also provides a continuous investment program for the Fund, including allocation of the Fund's assets among the various securities markets of the world and investment research and advice with respect to securities and investments and cash equivalents in the Fund.

Management Fees. Under its management agreement, the Fund pays Advisers a management fee equal to an annual rate of 0.65% of the value of the average daily net assets of the Fund. The fee is computed at the close of business on the first business day of each month. Each class of the Hard Currency Fund pays its proportionate share of the management fee.

Under the sub-advisory agreement, Advisers pays TICI a sub-advisory fee, in U.S. dollars, equal to an annual rate of 0.25% of the value of the average daily net assets of the Fund. This fee is not a separate expense of the Fund but is paid by Advisers from the management fees it receives from the Fund. TICI pays all expenses incurred by it through its activities under the sub-advisory agreement with Advisers, other than the cost of securities purchased for the Fund and brokerage commissions in connection with these purchases.

For the fiscal years ended October 31, 1996 and 1995 and for the six-month periods ended April 30, 1994 and October 31, 1994, management fees, before any advance waiver, and the fees paid by the Fund were as follows:

                             Management      Management
Fiscal Year                 Fees (before      Fees Paid
ended October 31             fee waiver)     by the Fund

1996

Global Currency Fund          $351,768    $351,768
Hard Currency Fund             811,115     811,115
High Income Fund..              66,069      61,796

1995

Global Currency Fund           379,524     379,524
Hard Currency Fund             634,188     634,188
High Income Fund..              82,819      57,812

1994*

Global Currency Fund           173,619     152,156
Hard Currency Fund             179,397     113,677
High Income Fund..              56,657      20,585

1994**

Global Currency Fund           188,301     71,399
Hard Currency Fund             106,115     13,792
High Income Fund..              68,831     20,699

*Six-month period ended October 31, 1994, resulting from a change in fiscal year end.

**Six-month period ended April 30, 1994, resulting from a change in fiscal year end.

Management Agreements. The management and sub-advisory agreements are in effect until February 28, 1998. They may continue in effect for successive annual periods if their continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to either agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by Advisers on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act. The sub-advisory agreement may be terminated without penalty at any time by the Board or by vote of the holders of a majority of the Fund's outstanding voting securities, or by either Advisers or TICI on not less than 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Administrative Services. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by Advisers. It is not a separate expense of the Fund.

Shareholder Servicing Agent. Investor Services, a wholly-owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Custodians. Chase Manhattan Bank, Global Securities Service, Chase MetroTech Center, Brooklyn, New York 11245, acts as custodian of securities and other assets of the Fund. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Auditors. Coopers & Lybrand L.L.P., 200 East Las Olas Boulevard, Ft. Lauderdale, Florida 33301, are the Fund's independent auditors. During the fiscal year ended October 31, 1996, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1996.

HOW DOES THE FUND BUY
SECURITIES FOR ITS PORTFOLIO?

The selection of brokers and dealers to execute transactions in the Fund's portfolio is made by the Investment Managers in accordance with criteria set forth in the management agreement and any directions that the Board may give. Under the subadvisory agreement, Advisers may delegate to TICI the authority to select securities dealers to execute portfolio transactions for the Fund.

When placing a portfolio transaction, the Investment Managers seek to obtain prompt execution of orders at the most favorable net price. When portfolio transactions are done on a securities exchange, the amount of commission paid by the Fund is negotiated between the Investment Managers and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The Investment Managers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Investment Managers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The Investment Managers may pay certain brokers commissions that are higher than those another broker may charge, if they determine in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services they receive. This may be viewed in terms of either the particular transaction or the Investment Managers' overall responsibilities to client accounts over which they exercise investment discretion. The services that brokers may provide to the Investment Managers include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the Investment Managers in carrying out their investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the Investment Managers in carrying out their overall responsibilities to their clients.

It is not possible to place a dollar value on the special executions or on the research services received by the Investment Managers from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the Investment Managers to supplement their own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, the Investment Managers and their affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, consistent with internal policies the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Investment Managers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Investment Managers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the periods ended April 30, 1994 and October 31, 1994, and the fiscal years ended October 31, 1995 and 1996, the Fund paid no brokerage commissions.

As of October 31, 1996, the Fund did not own securities of its regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Quantity Discounts" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund, we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

Size of Purchase - U.S. dollars             Sales Charge

Under $30,000...............                       3%
$30,000 but less than $100,000                     2%
$100,000 but less than $400,000                    1%
$400,000 or more............                       0%

Other Payments to Securities Dealers. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans pursuant to a sales charge waiver, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Letter of Intent. You may qualify for a reduced sales charge when you buy Fund shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the Fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed, will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter before a change in the sales charge structure of the Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

Reinvestment Date. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments unless it is believed that attractive investment opportunities consistent with the Fund's investment objective exist immediately. This money will then be withdrawn from the short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Through Your Securities Dealer. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

Redemptions in Kind. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Special Services. The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Investment Managers.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask prices is used. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's Net Asset Value. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of the Fund's shares is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Fund's Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION
ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

You may receive two types of distributions from the Fund:

1. Income dividends. The Fund receives income generally in the form of interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the prior fiscal year. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

TAXES

As stated in the Prospectus, the Fund has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared. The Funds intend as a matter of policy to declare such dividends, if any, in December or January to avoid the imposition of this tax, but do not guarantee that their distributions will be sufficient to avoid any or all federal excise taxes.

For corporate shareholders, none of the distributions paid by the Fund for the fiscal year ended October 31, 1996 qualified for the corporate dividends-received deduction and it is not anticipated that any of the current year's dividends will qualify.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between your basis in the shares and the amount received, subject to the rules described below. If such shares are a capital asset in your hands, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of the sales charge incurred in purchasing the Fund's shares will not be included in the federal tax basis of shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Templeton Funds and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. You should consult with your tax advisors concerning the tax rules applicable to the redemption or exchange of fund shares.

The Fund will inform you of the source of dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise you of the tax status forfederal income tax purposes of such dividends and distributions.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

The Fund's investment in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, the Fund's treatment of options on futures contracts, regulated futures contracts, and certain foreign currency forward contracts and options thereon is generally governed by Section 1256 of the Code. Absent a tax election to the contrary, each such Section 1256 position held by the Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with marked-to-market positions at fiscal year end (except certain foreign currency gain or loss covered by Section 988 of the Code, which is treated as ordinary income or loss) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 marked-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect both the amount, character and time of income distributed to you by the Fund.

When the Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

As a regulated investment company, the Fund is subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may limit the Fund's ability to engage in options, straddles, hedging transactions and forward or futures contracts because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities reduce the holding periods of certain securities within the Fund, resulting in additional short-short income for the Fund.

The Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from such transactions and in turn its distributions to you.

In order for the Fund to qualify as a regulated investment company, at least 90% of the Fund's annual gross income must consist of dividends, interest and certain other types of qualifying income, and no more than 30% of its annual gross income may be derived from the sale or other disposition of securities or certain other instruments held for less than three months. Foreign exchange gains, derived by the Fund with respect to the Fund's business of investing in stock or securities, or options or futures with respect to such stock or securities, constitute qualifying income for purposes of the 90% limitation.

Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed to be not directly related to the Fund's principal business of investing in stock or securities and related options or futures. Under current law, non-directly-related gains arising from foreign currency positions or instruments held for less than three months are treated as derived from the disposition of securities held less than three months in determining the Fund's compliance with the 30% limitation. The Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with these requirements.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible and intends to elect to "pass through" to you, as the Fund's shareholders, the amount of foreign taxes paid by the Fund. Pursuant to this election, you will be required to include in gross income (in addition to taxable dividends actually received) your pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) your pro rata share of the foreign income and similar taxes in computing your taxable income or to use it as a foreign tax credit against your U.S. Federal income tax liability, subject to limitations. You may not claim a deduction for foreign taxes if you do not itemize deductions, but you may be eligible to claim the foreign tax credit (see below). You will be notified within 60 days after the close of the Fund's fiscal year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed your U.S. tax attributable to foreign source taxable income. For this purpose, if the pass-though election is made, the source of the Fund's income flows through to you. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. You may be unable to claim a credit for the full amount of your proportionate share of the foreign taxes paid by the Fund. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to make the election to "pass through" to you its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by that Fund will be treated as U.S. source income.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering for shares of the Fund. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

In connection with the offering of Funds' shares, aggregate underwriting commissions for the fiscal year ended April 30, 1994, for the six-month period ended October 31, 1994 and for the fiscal years ended October 31, 1995
and 1996 were $280,011,   $461,923, $1,765,383 and $944,017, respectively.
After allowances to dealers, Distributors retained $10,779 for the period November 15, 1993 to
April 30, 1994, $5,455 for the period ended October 31, 1994, $199,595 for the fiscal year ended October 31, 1995 and $106,560 for the fiscal year ended October 31, 1996 in net underwriting discounts and commissions and received no compensation in connection with redemptions or repurchases of shares, for the respective periods. Distributors may be entitled to reimbursement under the Rule 12b-1 plan, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

THE RULE 12B-1 PLAN

The Fund has adopted a distribution plan or "Rule 12b-1 plan" pursuant to Rule 12b-1 of the 1940 Act, for its Class I shares. Under the plan, the Fund may pay up to a maximum of 0.25% per year of its average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of its Class I shares. In addition, the Fund is permitted to pay Distributors up to an additional 0.20% per year of its Class I's average daily net assets for reimbursement of distribution expenses.

In addition to the payments that Distributors or others are entitled to under the plan, the plan also provides that to the extent the Fund, Advisers or Distributors or other parties on behalf of the Fund, Advisers or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Class I shares of the Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan.

In no event shall the aggregate asset-based sales charges, which include payments made under the plan, plus any other payments deemed to be made pursuant to the plan, exceed the amount permitted to be paid under the rules of the NASD.

The terms and provisions of the plan relating to required reports, term, and approval are consistent with Rule 12b-1. The plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plan as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plan for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought.
In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

The plan has been approved in accordance with the provisions of Rule 12b-1. The plan is renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plan and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Advisers, or the underwriting agreement with Distributors, or by vote of a majority of the outstanding shares of Class I. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plan and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of Class I, and all material amendments to the plan or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plan should be continued.

For the fiscal year ended October 31, 1996, the Global Currency Fund paid $115,252, the Hard Currency Fund paid $370,787 and the High Income Fund paid $20,191 pursuant to the plan. These amounts were used for the following purposes:

                                                 Global     Hard    High
                                                Currency  Currency Income
                                                  Fund      Fund    Fund

Advertising.................................... $  3,167 $117,766 $   545

Printing and mailing of prospectuses
 other than to current shareholders............    5,007   13,340   1,588

Payments to underwriters.......................    2,158   24,472     570

Payments to broker-dealers.....................  104,919  215,209  17,488

HOW DOES THE FUND MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

Average Annual Total Return. Average annual total return is determined by finding the average annual rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

When considering the average annual total return quotations, you should keep in mind that the maximum front-end sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The Fund's average annual total returns for the indicated periods ended October 31, 1996 were as follows:

                                                         Ten-Year
Fund Name                   One-Year   Five-Year(or a fractional portion)

Global Currency Fund         -1.75%      5.49%       7.75%
Hard Currency Fund           -8.78%      5.87%       7.91%*
High Income Fund             2.47%       4.81%       7.09%*

*Inception date 11/17/89.

These figures were calculated according to the SEC formula:

                                       n
                                 P(1+T) = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods (or fractional portion thereof)

Cumulative Total Return. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, will be based on the Fund's actual return for a specified period rather than on its average return over one-, five- and ten-year periods , or fractional portion thereof. The Fund's cumulative total returns for the indicated periods ended October 31, 1996 were as follows:

                                                           Ten-Year
Fund Name                    One-Year   Five-Year  (or a fractional portion)

Global Currency Fund          -1.75%     30.64%             110.97%
Hard Currency Fund            -8.78%     33.00%             69.75%*
High Income Fund               2.47%     26.50%             61.02%*

*Inception date 11/17/89.

YIELD

Current Yield. Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The Fund's yield for the 30-day period ended October 31, 1996 was as follows:

Fund Name                        Yield

Global Currency Fund............ 3.88%
Hard Currency Fund.............. 3.22%
High Income Fund................ 4.35%

This figure was obtained using the following SEC formula:

                                                6
                         Yield = 2 [( a-b + 1 ) - 1]
                                      ----
                                       cd

where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum Offering Price per share on the last day of the period

CURRENT DISTRIBUTION RATE

Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders of the Fund. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, such as premium income from option writing and short-term capital gains and is calculated over a different period of time. The Fund's current distribution rate for the 30-day period ended Octo-ber 31, 1996 was as follows:

                             Current
Fund Name               Distribution Rate

Global Currency Fund......... 4.09%
Hard Currency Fund........... 4.40%
High Income Fund............. 4.64%

VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

The Fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

h) Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.

n) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect
Morningstar's assessment of the historical risk adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the Fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.6 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Mutual Series Fund Inc., known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $179 billion in assets under management for more than 4.9 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 120 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past eight years.

As of February 3, 1997, the principal shareholders of the Fund, beneficial or of record, were as follows:

                                                Share
Name and Address                               Amount         Percentage

Franklin Templeton Hard Currency Fund-
Advisor Class

Franklin Resources, Inc.
Attn: Corporate Treasury
1850 Gateway Dr., 6th Flr.
San Mateo, CA 94404                           1,796.657          57.76%

Franklin Templeton Fund Allocator Series -
Franklin Templeton Conservative Target Fund
c/o Accounting Dept.
1810 Gateway Dr., 3rd Flr.
San Mateo, CA 94404-2470                       342.812           11.02%

Robert C. Axell Jr & Susan J. Axell jt ten
7530 Amy Ave.
Fair Oaks, CA 95628-6826                       177.301            5.70%

John M. Saway
8849 Roediger Ln.
Fair Oaks, CA 95628                            428.492           13.77%

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

Summary of Code of Ethics. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures:
(i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Trust, for the fiscal year ended October 31, 1996, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the Fund's investment manager

Board - The Board of Trustees of the Trust

CD - Certificate of deposit

Class I, Class II and Advisor Class - The Hard Currency Fund offers two classes of shares, designated "Class I" and "Advisor Class." The two classes have proportionate interests in the Hard Currency Fund's portfolio. They differ, however, primarily in their sales charge and expense structures. Certain funds in the Franklin Templeton Funds also offer a share class designated "Class II."

Code - Internal Revenue Code of 1986, as amended

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

Franklin Templeton Funds - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investment Managers - Franklin Advisers, Inc., the Fund's investment manager and Templeton
Investment Counsel, Inc., the Fund's sub-advisor

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

Offering Price - The public offering price is based on the Net Asset Value per share and includes the 3% sales charge.

Prospectus - The prospectus for the Fund's Class I shares dated March 1, 1997, as may be amended from time to time

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TICI - Templeton Investment Counsel, Inc., the Fund's sub-advisor.

U.S. - United States

We/Our/Us - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly-owned subsidiaries of Resources.


FRANKLIN TEMPLETON
GERMAN GOVERNMENT
BOND FUND

FRANKLIN TEMPLETON GLOBAL TRUST

STATEMENT OF
ADDITIONAL INFORMATION
777 Mariners Island Blvd., P.O. Box 7777    MARCH 1, 1997
San Mateo, CA 94403-7777  1-800/DIAL BEN

CONTENTS                                                             PAGE

How does the Fund Invest its Assets? .............................     2

What are the Fund's Potential Risks? .............................     4

Investment Restrictions ..........................................     4

Potential Benefits of Investing
 in German Government Obligations ................................     5

Officers and Trustees ............................................     6

Investment Management
 and Other Services ..............................................    10

How does the Fund Buy Securities
 for its Portfolio? ..............................................    11

How Do I Buy, Sell and
 Exchange Shares? ................................................    12

How are Fund Shares Valued? ......................................    16

Additional Information on
 Distributions and Taxes .........................................    16

The Fund's Underwriter ...........................................    19

How does the Fund
 Measure Performance? ............................................    20

Miscellaneous Information ........................................    23

Financial Statements .............................................    24

Useful Terms and Definitions .....................................    24

When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

210 SAI 03/97

The Franklin Templeton German Government Fund (the "Fund") is a non-diversified series of Franklin Templeton Global Trust (the "Trust"), an open-end management investment company. The Fund's investment objective is to seek, over the long-term, total return. The Fund seeks to achieve its objective by investing in a managed portfolio of German government bonds.

The Prospectus, dated March 1, 1997, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.

This SAI describes the Fund's Class I shares. The Fund currently offers another class of shares with a different sales charge and expense structure, which affects performance. This class is described in a separate SAI and prospectus. For more information, contact your investment representative or call 1-800/DIAL BEN.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

HOW DOES THE FUND INVEST ITS ASSETS?

The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How does the Fund Invest its Assets?"

INVESTING IN FOREIGN SECURITIES

Foreign securities markets generally are not as developed or efficient as those in the U.S. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the U.S. and, at times, volatility of prices can be greater than in the U.S. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

Because foreign securities are bought with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Currency exchange costs may be incurred when the Fund sells instruments denominated in one currency and purchases instruments denominated in another.

Some of the foreign securities may be subject to transaction taxes charged by foreign governments. This would have the effect of increasing the cost of the investments and reducing the realized gain or increasing the realized loss on the securities at the time of sale. Transaction costs and custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities. Interest payments from certain foreign securities may be subject to foreign withholding taxes on interest income payable on the securities.

U.S. government policies have in the past, through taxation and other restrictions, discouraged certain investments abroad by U.S. investors. While no such restrictions are currently in effect, they could be reinstituted. If this happened, the Fund may need to temporarily invest all or substantially all of its assets in U.S. money market instruments, or it may become necessary to liquidate the Fund.

The German government obligations in which the Fund invests are denominated in the German mark and are rated, at the time of purchase, triple A by a U.S. nationally recognized rating service, such as S&P or Moody's, or, if unrated, are considered by the Investment Managers to be of comparable quality to a triple A rated instrument.

The Fund is permitted to invest in Pfandbriefe, both directly through those issued by the German mortgage banks, known as Offentliche Pfandbriefe or in alternative form as in global Pfandbriefe, which are single 144A book entry bonds that represent a pool of underlying public sector Pfandbriefe and track the ownership interest of all U.S. investors in the pool.

Consistent with its investment objective, the Fund may also invest up to 35% of its total assets in (i) German mark-denominated bonds and other debt instruments issued by sovereign governments other than the Federal Republic of Germany and by supranational organizations (such as the World Bank) which are rated at time of purchase triple A by a U.S. nationally recognized rating service, such as S&P or Moody's, or which, if unrated, are considered by the Investment Managers to be of comparable quality to a triple A rated instrument; and (ii) cash and money market instruments denominated in the German mark rated at time of purchase A-1+ by S&P and/or P-1 by Moody's or if unrated, are considered by the Fund's Investment Managers to be of comparable high quality.

CURRENCY TRANSACTIONS

Generally, the currency exchange transactions of the Fund are conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market for purchasing or selling currency. The Fund does not engage in hedging strategies to protect against possible variations in the exchange rates between the U.S. dollar and the German mark. The Fund may, however, enter into forward currency contracts in combination with money market instruments to obtain an investment result that is essentially the same as a direct investment in a foreign currency-denominated instrument. A forward currency contract is an agreement to buy or sell a specified currency at a specified future date and price set at the time of the contract. Although not a fundamental policy, the Fund does not currently intend to enter into a forward contract with a term of more than one year.

When using forward contracts for hedging purposes, the Fund may enter into forward contracts with respect to specific transactions ("transaction hedging"). Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund generally owing in connection with the purchase and sale of portfolio securities. The Fund will not speculate in forward contracts; the Fund will, however, utilize forward contracts in conjunction with money market instruments in a manner which is unrelated to the Fund's normal transaction hedging activities as described above (i.e., to obtain an investment result that is essentially the same as a direct investment in a foreign currency-denominated instrument).

When the Fund enters into a hedging transaction, its custodian bank will place cash or high-quality readily marketable liquid debt securities in a segregated account of the Fund in an amount equal to the value of its total assets committed to the completion of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contracts.

It may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. Under certain circumstances, the Fund may have to limit currency transactions to qualify as a regulated investment company under the Code.

At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency, or it may retain the security and terminate its contractual obligation to deliver the currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the currency.

If the Fund enters into a forward contract, retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may enter into a new forward contract to sell the currency. If forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Transactions in forward contracts by the Fund will be limited to the ones described above. The Fund is not required to enter into forward contracts, and will not do so unless deemed appropriate by the Investment Managers. You should realize that the use of forward contracts does not eliminate fluctuations in the underlying prices of the securities. Forward contracts simply establish a rate of exchange that the Fund can achieve at some future point in time. In addition, although forward contracts tend to minimize the risk of loss due to fluctuations in the value of the hedged currency, they also tend to limit any potential gain that might result from the change in the value of the currency.

Because the Fund invests primarily in debt securities denominated in German marks, it may hold German marks pending investment in such instruments or conversion into U.S. dollars. Although the Fund values its assets daily, in terms of U.S. dollars, the Fund does not convert its holdings of German marks into U.S. dollars on a daily basis. It will do so from time to time, however, and you should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference, which is known as the spread, between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell the currency to the dealer.

Illiquid Investments. The Board has authorized the Fund to invest in restricted securities where the investment is consistent with the Fund's investment objective and has authorized these securities to be considered liquid to the extent the Investment Managers determine that there is a liquid institutional or other market for these securities, for example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") and for which a liquid institutional market has developed. The Board reviews any determination by the Investment Managers to treat a restricted security as liquid on a quarterly basis, including the Investment Managers' assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the Investment Managers and the Board will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or in the market for these securities contracts.

WHAT ARE THE FUND'S POTENTIAL RISKS?

CURRENCY MOVEMENTS

Exchange rates fluctuate for a number of reasons. Depending on the currency in question and the point in time, some factors may outweigh others in determining the course of exchange rate movements.

1. Inflation. The most fundamental reason exchange rates change is to reflect changes in currencies' purchasing power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions and a host of other factors.

2. Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Often, inflation is the cause of a trade deficit, making a country's goods more expensive and less competitive and so reducing demand for its currency.

3. Interest Rates. High interest rates tend to boost currency values in the short run by making such currencies more attractive to investors. Since high interest rates are often the result of high inflation, however, long-term results may be the opposite.

4. Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can "flood" the currency markets with the currency of the debtor nation. Also, budget deficits can indirectly contribute to currency depreciation if a government chooses to cope with its deficits and debt by means of inflation.

5. Political Factors. Political instability in a country can cause a currency to depreciate. If the country appears a less desirable place in which to invest and do business, demand for the currency is likely to fall.

6. Government Control. Through their own buying and selling of currencies, the world's central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people's expectations about the direction of exchange rates, or they may induce policies with an exchange rate target as the goal.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or
(ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. The Fund may not:

 1. Purchase common stocks, preferred stocks, warrants or other equity securities.

 2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 331/3% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

 3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to
331/3% of the value of its total assets, but only to secure borrowing for temporary or emergency purposes provided that the deposit or payment of initial or variation margin in connection with transactions in options and futures shall not be treated as a pledge of assets hereunder.

 4. Sell securities short or purchase securities on margin, provided that the deposit or payment of initial or variation margin in connection with transactions in options and futures shall not be treated as the purchase of securities on margin thereunder, provided such transactions are effected in compliance with investment restriction no. 6 below.

 5. Underwrite the securities of other issuers, purchase interests in oil, gas or other mineral exploration or development programs, including mineral leases, or purchase or sell real estate or securities issued by real estate limited partnerships, real estate investment trusts, or by companies that invest in real estate or interests therein.

 6. Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies, securities and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

 7. Make loans to others except through the purchase of debt obligations referred to in its Prospectus and the entry into repurchase agreements and portfolio lending agreements, provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the Fund's total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board, including maintenance of collateral of the borrower equal at all times to at least the current market value of the securities loaned.

 8. Invest more than 25% of its assets in the securities of issuers in any single industry (or in the securities of any single governmental issuer), provided that (i) there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) the Fund will invest more than 25% of its assets in debt obligations issued or guaranteed by the Federal Republic of Germany, its agencies, instrumentalities or political subdivisions.

 9. Have invested as of the last day of any fiscal quarter (or other measuring period used for purposes of determining compliance with Subchapter M of the Code) (i) more than 25% of its total assets in the securities of any one issuer, or (ii) with respect to 50% of the Fund's total assets, more than 5% of its total assets in the obligations of any one issuer, except for cash and cash items and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, provided that for purposes of this restriction debt securities issued by different agencies, instrumentalities or political subdivisions of a national government other than the U.S. government that are not guaranteed by the full faith and credit of such national government may be deemed to have been issued by different issuers.

10. Invest in companies for the purpose of exercising control.

11. Invest in securities of other investment companies.

12. Purchase the securities of any issuer having less than three years' continuous operations (or any predecessors) if such purchase would cause the value of the Fund's investments in all such issuers to exceed 5% of the value of its total assets.

13. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making any otherwise permitted borrowing, mortgages or pledges, or (ii) entering into option contracts, futures contracts, forward contracts or repurchase transactions.

14. Purchase or retain securities of any issuer if the officers, directors or trustees of the Fund, its investment manager or investment adviser who own beneficially more than 1/2 of 1% of such securities outstanding together own beneficially more than 5% of such securities.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

POTENTIAL BENEFITS OF INVESTING
IN GERMAN GOVERNMENT OBLIGATIONS

As a general principle, the Investment Managers believe that investing outside of the U.S. may be beneficial for any investor over a long term. Through diversification into German government obligations, U.S. dollar-based investors may seek to achieve a number of different potential benefits, as discussed below.

Higher Current Yields. German government obligations may, from time to time, pay higher current yields than U.S. government bonds of equal maturity. U.S. investors may wish to take advantage of these higher yields when available by investing in the Fund. Primarily because of interest rate and currency risk, the total return on German government obligations may be higher or lower than the total return on U.S. government bonds, regardless of which market offers higher yields at the time of investment. When available, however, the higher current yields on German government obligations will provide a margin of protection against adverse movements of currency exchange rates and/or relative interest rates.

Capital Appreciation. When German market interest rates decline, German government obligation prices (expressed in German marks) generally will increase. If you are anticipating a general decline in German interest rates, you may wish to invest in the Fund for the opportunity to participate in such capital gains, should interest rates eventually decline. U.S. investors should recognize, however, that adverse movements in currency exchange rates could partially or completely offset any such price appreciation.

Currency Gains. When the German mark appreciates relative to the U.S. dollar (i.e., the dollar declines), the U.S. dollar price of securities denominated in German marks, such as German government obligations, will appreciate, other things being equal. If you are anticipating appreciation of the German mark against the U.S. dollar, you may wish to invest in the Fund for the opportunity to participate in such currency gains, should such favorable exchange rate movement materialize. U.S. investors should recognize, however, that an increase in German interest rates would cause depreciation in German government obligation prices (expressed in German marks) with a similar effect on the Fund's Net Asset Value, which could partially or completely offset any such currency gains.

Safety of Principal. U.S. investors may wish to invest in the Fund for safety of principal due to the high credit quality of German government obligations. Of course, the total return on German government obligations and on the Fund will also be affected positively or negatively by German interest rate and currency exchange rate movements.

U.S. investors may also wish to broaden the degree of credit diversification in their portfolios by including obligations of foreign issuers, such as German government obligations, through an investment in the Fund. In general, by increasing credit diversification within a portfolio of fixed-income securities, you may lessen portfolio exposure to adverse developments affecting any one particular issuer.

Portfolio Diversification. Returns on non-U.S. investments such as German government obligations tend not to reflect a high degree of correlation with returns on U.S. financial assets such as U.S. stocks and bonds. This lack of correlation arises from the fact that at any particular point in time, countries are likely to differ with respect to: a) the status of their economy within the overall business cycle; b) the level and direction of inflation and interest rates; c) the mix of fiscal and monetary policy; d) the strength or weakness of their domestic currency on foreign exchange markets; and e) the degree to which one-time events (such as German unification) may have a material impact on the economy.

In general, combining assets, the returns on which are not highly correlated, can be expected to reduce the variability of portfolio returns over time, as weak performance in one asset class is, from time to time, offset by the strong performance of another asset class. In general, it can be shown that, up to a point, international diversification of a U.S. portfolio has reduced overall portfolio volatility in the past. There can be no assurance, however, that this will be the case in the future.

Protection of Global Purchasing Power. Depreciation of the U.S. dollar relative to other major foreign currencies over time reduces the global purchasing power of U.S. investors, i.e., it increases the amount of dollars required to buy any given basket of goods and services from around the world. U.S. dollar depreciation may cause the dollar price to rise both on imports as well as on domestic output for which there is foreign competition, such as automobiles. Given the increasing role of imports in U.S. consumption patterns in recent years, finding ways to protect global purchasing power may be of increasing importance to Americans now and in the future.

Investments in foreign currency-denominated securities, such as German government obligations, through an investment in the Fund, may help maintain the global purchasing power of a U.S. investor's portfolio, in the event that the U.S. dollar depreciates relative to the German mark in the future. Of course, currency diversification of your portfolio can work to your benefit or loss, depending on the future movement of currency exchange rates, among other things.

OFFICERS AND TRUSTEES

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).

                         Positions and Offices  Principal Occupations
 Name, Age and Address   with the Trust         During Past Five Years

Frank H. Abbott, III (75)                 Trustee
1045 Sansome St.
San Francisco, CA 94111

President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 32 of the investment companies in the Franklin Templeton Group of Funds.

Harris J. Ashton (64)                     Trustee
General Host Corporation
Metro Center, 1 Station Place
Stamford, CT 06904-2045

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

David K. Eiteman (67)                     Trustee
9 Jewett Lane
South Hadley, MA 01075-1359

From 1959 to 1991, Professor of Finance in the John E. Anderson Graduate School of Management, University of California, Los Angeles. Professor Emeritus since 1991. From 1988 to June 1993, a Trustee of the Huntington Investment Trust.

S. Joseph Fortunato (64)                  Trustee
Park Avenue at Morris County
P. O. Box 1945
Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

David W. Garbellano (82)                  Trustee
111 New Montgomery St., #402
San Francisco, CA 94105

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Templeton Group of Funds.

*Donald P. Gould (38)                     President
777 Mariners Island Blvd.                 and Trustee
San Mateo, CA 94404

Managing Director, Templeton Worldwide, Inc.; from November 1993 to present, Executive Vice President, Franklin Institutional Services Corporation; from January 1995 to present, Senior Vice President of Templeton Franklin Investment Services, Inc.; from February 1992 to November 1993, independent consultant to the Trust; and from February 1992 to June 1993, independent consultant to Huntington Investment Trust. From December 1985 to February 1992, Chairman of the Board of the Trust. From 1988 to June 1993, President and Trustee, from 1988 to February 1992, Chairman of the Board, Huntington Investment Trust. From October 1985 to February 1992, President and Director of Huntington Advisers, Inc., a mutual fund investment adviser, and President of Huntington Investments, Inc., a mutual fund underwriter; trustee of two investment companies in the Franklin Templeton Group of Funds.

Gerald R. Healy (55)                      Trustee
5917 Cleveland Street
Morton Grove, IL 60053

Since April 1994, a private consultant. From July 1993 to March 1994, Director of Corporate Management Resources of Alliance Imaging, Inc. From 1989, Executive Vice President of Capital Health Services Corp. Prior to that time, a private investor. From 1988 to June 1993, a Trustee of the Huntington Investment Trust; trustee of one investment company in the Franklin Templeton Group of Funds.

*Charles B. Johnson (64)                  Chairman
777 Mariners Island Blvd.                 of the Board
San Mateo, CA 94404                       and Trustee

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (56)              Vice President
777 Mariners Island Blvd.                 and Trustee
San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 61 of the investment companies in the Franklin Templeton Group of Funds.

David P. Kraus (39)                       Trustee
Bet Tzedek Legal Services
145 South Fairfax Ave., Suite 200
Los Angeles, CA 90036-2166

Since 1981, an attorney with various private law firms in Los Angeles. Also, since October 1995, an attorney with Bet Tzedek Legal Services; trustee of one investment company in the Franklin Templeton Group of Funds.

Frank W. T. LaHaye (67)                   Trustee
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA 95014

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc. (software firm); Director, FischerImaging Corporation (medical imaging systems); and director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds.

Gordon S. Macklin (68)                    Trustee
8212 Burning Tree Road
Bethesda, MD 20817

Chairman, White River Corporation (information and financial services); Director, Fund American Enterprises Holdings, Inc. (financial services), MCI Communications Corporation, CCC Information Services Group, Inc. (information services), MedImmune, Inc. (biotechnology), Source One Mortgage Services Corporation (financial services), Shoppers Express (home shopping), Spacehab, Inc. (aerospace services); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; formerly Chairman, Hambrecht and Quist Group (venture capital and investment banking); Director, H & Q Healthcare Investors (investment trust); and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (52)                      Vice President
777 Mariners Island Blvd.
San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc. and Franklin Templeton Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 61 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (36)                   Vice President
777 Mariners Island Blvd.                 and Chief
San Mateo, CA 94404                       Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; President, Franklin Templeton Services, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; Treasurer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; officer of most of the other subsidiaries of Franklin Resources, Inc.; and officer, director and/or trustee of 61 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (48)                    Vice President
777 Mariners Island Blvd.                 and Secretary
San Mateo, CA 94404

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc., and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

Charles E. Johnson (40)                   Vice President
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Institutional Services Corporation; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 39 the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (58)                     Treasurer
777 Mariners Island Blvd.                 and Principal
San Mateo, CA 94404                       Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 38 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (59)                      Vice President
777 Mariners Island Blvd.
San Mateo, CA 94404

Senior Vice President/National Sales Manager, Franklin Templeton
Distributors, Inc.; and officer of 33 of the investment companies in the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and the Investment Managers. Nonaffiliated members of the Board are currently paid $800 per year plus $800 per meeting attended. As shown above, some of the nonaffiliated Board members also serve as directors, trustees or managing general partners of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                                Number of Boards
                                               Total Fees       in the Franklin
                               Total Fees   Received from the   Templeton Group
                              Received from Franklin Templeton of Funds on Which
Name                           the Trust*   Group of Funds**     Each Serves***

Frank H. Abbott, III.............   $4,800      $165,236          32
Harris J. Ashton.................    4,800       343,591          56
David K. Eiteman.................      800           800           1
S. Joseph Fortunato..............    4,800       360,411          58
David Garbellano.................    4,800       148,916          31
Gerald R. Healy..................    4,800         3,200           1
David P. Kraus...................    4,800         4,000           1
Frank W.T. LaHaye................    4,800       139,233          27
Gordon S. Macklin................    4,800       335,541          53

*For the fiscal year ended October 31, 1996.

**For the calendar year ended December 31, 1996.

***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 62 registered investment companies, with approximately 171 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of February 3, 1997, the officers and Board members, as a group, owned of record and beneficially the following shares of the Fund: approximately 143 Class I shares or less than 1% of the total outstanding Class I shares of the Fund. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Managers and Services Provided. The Fund's investment manager is Advisers. Under an agreement with Advisers, TICIis the Fund's sub-advisor. The Investment Managers provide investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Investment Managers' activities are subject to the review and supervision of the Board to whom they render periodic reports of the Fund's investment activities. Advisers is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund.

The Investment Managers and their affiliates act as investment manager to numerous other investment companies and accounts. The Investment Managers may give advice and take action with respect to any of the other funds they manage, or for their own account, that may differ from action taken by the Investment Managers on behalf of the Fund. Similarly, with respect to the Fund, the Investment Managers are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Investment Managers and access persons, as defined by the 1940 Act, may buy or sell for their own account or for the accounts of any other fund. The Investment Managers are not obligated to refrain from investing in securities held by the Fund or other funds that they manage. Of course, any transactions for the accounts of the Investment Managers and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

Management Fees. Under its management agreement, the Fund pays Advisers a management fee equal to an annual rate of 0.55% of the value of the average daily net assets of the Fund. The fee is computed at the close of business on the last business day of each month. Each class of the Fund pays its proportionate share of the management fee.

Under the sub-advisory agreement, Advisers pays TICI a sub-advisory fee, in U.S. dollars, equal to an annual rate of 0.25% of the value of the average daily net assets of the Fund. This fee is not a separate expense of the Fund but is paid by Advisers from the management fees it receives from the Fund. TICI pays all expenses incurred by it through its activities under the sub-advisory agreement with Advisers, other than the cost of securities purchased for each Fund and brokerage commissions in connection with these purchases.

For the fiscal year ended April 30, 1994, the period ended October 31, 1994 and the fiscal years ended October 31, 1995 and 1996, management fees, before any advance waiver, totaled $35,400, $35,908, $97,759 and $117,798, respectively. Under an agreement by the Investment Managers to waive or limit their fees, the Fund paid management fees totaling $0, $0, $91,422 and $117,798, for those periods, respectively.

Management Agreements. The management and sub-advisory agreements are in effect until February 28, 1998. They may continue in effect for successive annual periods if their continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to either agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by Advisers on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act. The sub-advisory agreement may be terminated without penalty at any time by the Board or by vote of the holders of a majority of the Fund's outstanding voting securities, or by either Advisers or TICI on not less than 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Administrative Services. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by Advisers. It is not a separate expense of the Fund.

Shareholder Servicing Agent. Investor Services, a wholly owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Custodians. Chase Manhattan Bank, Global Securities Service, Chase MetroTech Center, Brooklyn, New York 11245, acts as custodian of securities and other assets of the Fund. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Auditors. Coopers & Lybrand L.L.P, 200 E. Las Olas Blvd., Fort Lauderdale, Florida 33301, are the Fund's independent auditors. During the fiscal year ended October 31, 1996, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1996.

HOW DOES THE FUND BUY
SECURITIES FOR ITS PORTFOLIO?

The selection of brokers and dealers to execute transactions in the Fund's portfolio is made by the Investment Managers in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, the Investment Managers seek to obtain prompt execution of orders at the most favorable net price. When portfolio transactions are done on a securities exchange, the amount of commission paid by the Fund is negotiated between the Investment Managers and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The Investment Managers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Investment Managers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The Investment Managers may pay certain brokers commissions that are higher than those another broker may charge, if the Investment Managers determine in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services they receive. This may be viewed in terms of either the particular transaction or Investment Managers' overall responsibilities to client accounts over which they exercise investment discretion. The services that brokers may provide to the Investment Managers include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the Investment Managers in carrying out their investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the Investment Managers in carrying out their overall responsibilities to their clients.

It is not possible to place a dollar value on the special executions or on the research services received by the Investment Managers from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the Investment Managers to supplement their own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, the Investment Managers and their affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, consistent with internal policies, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Investment Managers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Investment Managers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the fiscal year ended April 30, 1994, the period ended October 31, 1994 and the fiscal years ended October 31, 1995 and 1996, the Fund paid no brokerage commissions.

As of October 31, 1996, the Fund did not own securities of its regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Quantity Discounts" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Class I shares of the Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class I shares may be offered with the following schedule of sales charges:

                                                Sales
Size of Purchase - U.S. dollarsCharge

Under $30,000                                     3%
$30,000 but less than $100,000                    2%
$100,000 but less than $400,000                   1%
$400,000 or more                                  0%

Other Payments to Securities Dealers. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of Class I shares by certain retirement plans pursuant to a sales charge waiver, as discussed in the Prospectus: 1% on sales of $500,000 to $2 million, plus 0.80% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the Securities Dealer or set off against other payments due to the dealer if shares are sold within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the Securities Dealer.

These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Letter of Intent. You may qualify for a reduced sales charge when you buy Fund shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the Fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds, acquired more than 90 days before the Letter is filed, will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to certain retirement plans. If you execute a Letter before a change in the sales charge structure of the Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

Reinvestment Date. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments unless it is believed that attractive investment opportunities consistent with the Fund's investment objective exist immediately. This money will then be withdrawn from the short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Through Your Securities Dealer. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

Redemptions in Kind. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Special Services. The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Investment Managers.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask prices is used. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's Net Asset Value. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of the Fund's shares is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Fund's Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

You may receive two types of distributions from the Fund:

1. Income dividends. The Fund receives income generally in the form of interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the prior fiscal year. The Fund may adjust the timing of these distributions for operational or other reasons.

TAXES

As stated in the Prospectus, the Fund has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared. The Fund intends as a matter of policy to declare and pay such dividends, if any, in December to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

All or a portion of the sales charge incurred in buying shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if you reinvest the sales proceeds in the Fund or in another fund in the Franklin Templeton Funds, and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of the sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. You should consult with your tax advisor concerning the tax rules applicable to the sale or exchange of fund shares.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent you buy other shares of the Fund (through reinvestment of dividends or otherwise) within 30 days before or after the redemption. Any loss disallowed under these rules will be added to your tax basis of the shares purchased.

The Fund's investment in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. By contrast, the Fund's treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each such Section 1256 position held by the Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain foreign currency gain or loss covered by Section 988 of the Code, which is treated as ordinary income or loss) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect both the amount, character and time of income distributed to you by the Fund.

When the Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

As a regulated investment company, the Fund is subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may limit the Fund's ability to engage in options, straddles, hedging transactions and forward or futures contracts because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities reduce the holding periods of certain securities within the Fund, resulting in additional short-short income for the Fund.

The Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, you will be required to include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing your taxable income or to use it as a foreign tax credit against U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be subject to limitations. No deductions for foreign taxes may be claimed by you if you do not itemize deductions, but you may be eligible to claim the foreign tax credit (see below). You will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will be "passed through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed your U.S. tax attributable to foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to you. With respect to the Fund, gains from the sales of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivable and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. You may be unable to claim a credit for the full amount of your proportionate share of the foreign taxes paid by the Fund. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to make the election to "pass through" to you its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by the Fund will be treated as U.S. source income.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from such transactions and in turn, its distributions to shareholders. Additionally, investments in foreign securities pose special issues to the Fund in meeting its asset diversification and income tests as a regulated investment company. The Fund will limit its investments in foreign securities to the extent necessary to comply with these requirements.

In order for the Fund to qualify as a regulated investment company, at least 90% of the Fund's annual gross income must consist of dividends, interest and certain other types of qualifying income, and no more than 30% of its annual gross income may be derived from the sale or other disposition of securities or certain other instruments held for less than three months. Foreign exchange gains derived by the Fund with respect to the Fund's business of investing in stock or securities, or options or futures with respect to such stock or securities is qualifying income for purposes of this 90% limitation.

Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed not to be derived with respect to the Fund's principal business of investing in stock or securities and related options or futures. Under current law, non-directly related gains arising from foreign currency positions or instruments held for less than three months are treated as derived from the disposition of securities held less than three months in determining the Fund's compliance with the 30% limitation. The Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with these requirements.

The foregoing discussion and related discussion in the Prospectus have been prepared by the management of the Trust and do not purport to be a complete description of all tax implications of an investment in the Fund. You are advised to consult your own tax advisors with respect to the particular tax consequences to you of an investment in the Fund.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering for shares of the Fund. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

In connection with the offering of the Fund's shares, aggregate underwriting commissions for the fiscal year ended April 30, 1994, the six-month period ended October 31, 1994 and the fiscal years ended October 31, 1995 and 1996 were $442,640, $30,522, $256,910 and $94,674, respectively. After allowances to dealers, Huntington Investments, Inc., the Fund's former distributor, retained $37,000 for the fiscal year ended April 30, 1994 and Distributors retained $14,854, $232, $28,562 and $11,183 in net underwriting discounts and commissions, for the respective periods. Distributors may be entitled to reimbursement under the Rule 12b-1 plan, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

THE RULE 12B-1 PLAN

The Fund has adopted a distribution plan or "Rule 12b-1 plan" pursuant to Rule 12b-1 of the 1940 Act for its Class I shares. Under the plan, the Fund may pay up to a maximum of 0.25% per year of its average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of its Class I shares.

In addition to the payments that Distributors or others are entitled to under the plan, the plan also provides that to the extent the Fund, Advisers or Distributors or other parties on behalf of the Fund, Advisers or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Class I shares of the Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plan.

In no event shall the aggregate asset-based sales charges, which include payments made under the plan, plus any other payments deemed to be made pursuant to the plan, exceed the amount permitted to be paid under the rules of the NASD.

The terms and provisions of the plan relating to required reports, term, and approval are consistent with Rule 12b-1. The plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plan as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plan for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought.
In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

The plan has been approved in accordance with the provisions of Rule 12b-1. The plan is renewable annually by a vote of the Board, including a majority vote of the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plan and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Advisers, or the underwriting agreement with Distributors, or by vote of a majority of the outstanding shares of Class I. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plan and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the outstanding shares of Class I, and all material amendments to the plan or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plan should be continued.

For the fiscal year ended October 31, 1996, Distributors had eligible expenditures of $50,889 for advertising, printing, and payments to underwriters and broker-dealers pursuant to the plan, of which the Fund paid Distributors $41,513.

HOW DOES THE FUND MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

Average Annual Total Return. Average annual total return is determined by finding the average annual rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

When considering the average annual total return quotations, you should keep in mind that the maximum front-end sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The Fund's average annual total returns for the one-year and since inception (12/31/92) periods ended October 31, 1996 were -3.13% and 8.29%, respectively.

These figures were calculated according to the SEC formula:

                                       n
                                 P(1+T) = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods (or fractional portion thereof)

Cumulative Total Return. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, will be based on the Fund's actual return for a specified period rather than on its average return over one-, five- and ten-year periods, or fractional portion thereof. The Fund's cumulative total returns for the one-year and since inception (12/31/92) periods ended October 31, 1996 were -3.13% and 35.69%, respectively.

YIELD

Current Yield. Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The Fund's yield for the 30-day period ended October 31, 1996 was 4.03%.

This figure was obtained using the following SEC formula:

                                               6
                         Yield = 2 [( a-b + 1 ) - 1]
                                      ----
                                       cd

where:

a = interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum Offering Price per share on the last day of the period

CURRENT DISTRIBUTION RATE

Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders of the Fund. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, such as premium income from option writing and short-term capital gains and is calculated over a different period of time. The Fund's current distribution rate for the 30-day period ended October 31, 1996 was 1.41%.

VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

The Fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity - securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

h) Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's 100 Stock Index - an unmanaged index based on the prices of 100 blue- chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.

n) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect
Morningstar's assessment of the historical risk adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the Fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.6 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Mutual Series Fund Inc., known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $179 billion in assets under management for more than 4.9 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 120 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past eight years.

As of February 3, 1997, the principal shareholders of the Fund, beneficial or of record, were as follows:

                                                Share
Name and Address                               Amount   Percentage

ADVISOR CLASS

Franklin Resources, Inc.
1850 Gateway Dr., 6th Floor
San Mateo, CA 94404                           1,571.883     41%

Franklin Templeton
 Fund Allocator Series,
 Franklin Templeton
 Conservative Target Fund
1810 Gateway Dr., 3rd Floor
San Mateo, CA 94404                            374.100     9.8%

Franklin Templeton
 Fund Allocator Series,
 Franklin Templeton
 Moderate Target Fund
1810 Gateway Dr., 3rd Floor
San Mateo, CA 94404                            545.665     14.3%

Franklin Templeton
 Fund Allocator Series,
 Franklin Templeton
 Growth Target Fund
1810 Gateway Dr., 3rd Floor
San Mateo, CA 94404                            969.623     25.4%

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

Summary of Code of Ethics. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Trust, for the fiscal year ended October 31, 1996, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the Fund's investment manager

Board - The Board of Trustees of the Trust

CD - Certificate of deposit

Class I, Class II and Advisor Class - The Fund offers two classes of shares, designated "Class I" and "Advisor Class." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures. Certain funds in the Franklin Templeton Group of Funds also offer a share class designated "Class II."

Code - Internal Revenue Code of 1986, as amended

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

Franklin Templeton Funds - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investment Managers - Franklin Advisers, Inc., the Fund's investment manager, and Templeton Investment Counsel, Inc., the Fund's sub-advisor

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Letter - Letter of Intent

Moody's - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

Offering Price - The public offering price is based on the Net Asset Value per share and includes the 3% sales charge.

Prospectus - The prospectus for the Fund's Class I shares dated March 1, 1997, as may be amended from time to time

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TICI - Templeton Investment Counsel, Inc., the Fund's sub-advisor

U.S. - United States

We/Our/Us - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


FRANKLIN TEMPLETON
GERMAN GOVERNMENT
BOND FUND-

ADVISOR CLASS

FRANKLIN TEMPLETON GLOBAL TRUST

STATEMENT OF

ADDITIONAL INFORMATION
777 Mariners Island Blvd., P.O. Box 7777  MARCH 1, 1997
San Mateo, CA 94403-7777  1-800/DIAL BEN

CONTENTS                                                                  PAGE

How does the Fund Invest its Assets? ...................................     2

What are the Fund's Potential Risks? ...................................     4

Investment Restrictions ................................................     4

Potential Benefits of Investing in
 German Government Obligations .........................................     5

Officers and Trustees ..................................................     6

Investment Management
 and Other Services ....................................................    11

How does the Fund Buy Securities
 for its Portfolio? ....................................................    12

How Do I Buy, Sell and
 Exchange Shares? ......................................................    13

How are Fund Shares Valued? ............................................    15

Additional Information on
 Distributions and Taxes ...............................................    15

The Fund's Underwriter .................................................    18

How does the Fund
 Measure Performance? ..................................................    18

Miscellaneous Information ..............................................    21

Financial Statements ...................................................    22

Useful Terms and Definitions ...........................................    22

When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."

The Franklin Templeton German Government Fund (the "Fund") is a non-diversified series of Franklin Templeton Global Trust (the "Trust"), an open-end management investment company. The Fund's investment objective is to seek, over the long-term, total return. The Fund seeks to achieve its objective by investing in a managed portfolio of German government bonds.

This SAI describes the Fund's Advisor Class shares. The Prospectus, dated March 1, 1997, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

210 SAIZ 03/97

How does the Fund Invest its Assets?

The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How does the Fund Invest its Assets?"

INVESTING IN FOREIGN SECURITIES

Foreign securities markets generally are not as developed or efficient as those in the U.S. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the U.S. and, at times, volatility of prices can be greater than in the U.S. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

Because foreign securities are bought with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Currency exchange costs may be incurred when the Fund sells instruments denominated in one currency and purchases instruments denominated in another.

Some of the foreign securities may be subject to transaction taxes charged by foreign governments. This would have the effect of increasing the cost of the investments and reducing the realized gain or increasing the realized loss on the securities at the time of sale. Transaction costs and custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities. Interest payments from certain foreign securities may be subject to foreign withholding taxes on interest income payable on the securities.

U.S. government policies have in the past, through taxation and other restrictions, discouraged certain investments abroad by U.S. investors. While no such restrictions are currently in effect, they could be reinstituted. If this happened, the Fund may need to temporarily invest all or substantially all of its assets in U.S. money market instruments, or it may become necessary to liquidate the Fund.

The German government obligations in which the Fund invests are denominated in the German mark and are rated, at the time of purchase, triple A by a U.S. nationally recognized rating service, such as S&P or Moody's, or, if unrated, are considered by the Investment Managers to be of comparable quality to a triple A rated instrument.

The Fund is permitted to invest in Pfandbriefe, both directly through those issued by the German mortgage banks, known as Offentliche Pfandbriefe or in alternative form as in global Pfandbriefe, which are single 144A book entry bonds that represent a pool of underlying public sector Pfandbriefe and track the ownership interest of all U.S. investors in the pool.

Consistent with its investment objective, the Fund may also invest up to 35% of its total assets in (i) German mark-denominated bonds and other debt instruments issued by sovereign governments other than the Federal Republic of Germany and by supranational organizations (such as the World Bank) which are rated at time of purchase triple A by a U.S. nationally recognized rating service, such as S&P or Moody's, or which, if unrated, are considered by the Investment Managers to be of comparable quality to a triple A rated instrument; and (ii) cash and money market instruments denominated in the German mark rated at time of purchase A-1+ by S&P and/or P-1 by Moody's or if unrated, are considered by the Fund's Investment Managers to be of comparable high quality.

CURRENCY TRANSACTIONS

Generally, the currency exchange transactions of the Fund are conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market for purchasing or selling currency. The Fund does not engage in hedging strategies to protect against possible variations in the exchange rates between the U.S. dollar and the German mark. The Fund may, however, enter into forward currency contracts in combination with money market instruments to obtain an investment result that is essentially the same as a direct investment in a foreign currency-denominated instrument. A forward currency contract is an agreement to buy or sell a specified currency at a specified future date and price set at the time of the contract. Although not a fundamental policy, the Fund does not currently intend to enter into a forward contract with a term of more than one year.

When using forward contracts for hedging purposes, the Fund may enter into forward contracts with respect to specific transactions ("transaction hedging"). Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund generally owing in connection with the purchase and sale of portfolio securities. The Fund will not speculate in forward contracts; the Fund will, however, utilize forward contracts in conjunction with money market instruments in a manner which is unrelated to the Fund's normal transaction hedging activities as described above (i.e., to obtain an investment result that is essentially the same as a direct investment in a foreign currency-denominated instrument).

When the Fund enters into a hedging transaction, its custodian bank will place cash or high-quality readily marketable liquid debt securities in a segregated account of the Fund in an amount equal to the value of its total assets committed to the completion of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contracts.

It may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. Under certain circumstances, the Fund may have to limit currency transactions to qualify as a regulated investment company under the Code.

At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency, or it may retain the security and terminate its contractual obligation to deliver the currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the currency.

If the Fund enters into a forward contract, retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may enter into a new forward contract to sell the currency. If forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Transactions in forward contracts by the Fund will be limited to the ones described above. The Fund is not required to enter into forward contracts, and will not do so unless deemed appropriate by the Investment Managers. You should realize that the use of forward contracts does not eliminate fluctuations in the underlying prices of the securities. Forward contracts simply establish a rate of exchange that the Fund can achieve at some future point in time. In addition, although forward contracts tend to minimize the risk of loss due to fluctuations in the value of the hedged currency, they also tend to limit any potential gain that might result from the change in the value of the currency.

Because the Fund invests primarily in debt securities denominated in German marks, it may hold German marks pending investment in such instruments or conversion into U.S. dollars. Although the Fund values its assets daily, in terms of U.S. dollars, the Fund does not convert its holdings of German marks into U.S. dollars on a daily basis. It will do so from time to time, however, and you should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference, which is known as the spread, between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell the currency to the dealer.

Illiquid Investments. The Board has authorized the Fund to invest in restricted securities where the investment is consistent with the Fund's investment objective and has authorized these securities to be considered liquid to the extent the Investment Managers determine that there is a liquid institutional or other market for these securities, for example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") and for which a liquid institutional market has developed. The Board reviews any determination by the Investment Managers to treat a restricted security as liquid on a quarterly basis, including the Investment Managers' assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the Investment Managers and the Board will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in purchasing these securities or in the market for these securities contracts.

WHAT ARE THE FUND'S POTENTIAL RISKS?

CURRENCY MOVEMENTS

Exchange rates fluctuate for a number of reasons. Depending on the currency in question and the point in time, some factors may outweigh others in determining the course of exchange rate movements.

1. Inflation. The most fundamental reason exchange rates change is to reflect changes in currencies' purchasing power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions and a host of other factors.

2. Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Often, inflation is the cause of a trade deficit, making a country's goods more expensive and less competitive and so reducing demand for its currency.

3. Interest Rates. High interest rates tend to boost currency values in the short run by making such currencies more attractive to investors. Since high interest rates are often the result of high inflation, however, long-term results may be the opposite.

4. Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can "flood" the currency markets with the currency of the debtor nation. Also, budget deficits can indirectly contribute to currency depreciation if a government chooses to cope with its deficits and debt by means of inflation.

5. Political Factors. Political instability in a country can cause a currency to depreciate. If the country appears a less desirable place in which to invest and do business, demand for the currency is likely to fall.

6. Government Control. Through their own buying and selling of currencies, the world's central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people's expectations about the direction of exchange rates, or they may induce policies with an exchange rate target as the goal.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or
(ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. The Fund may not:

 1. Purchase common stocks, preferred stocks, warrants or other equity securities.

 2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 331/3% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

 3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 331/3% of the value of its total assets, but only to secure borrowing for temporary or emergency purposes provided that the deposit or payment of initial or variation margin in connection with transactions in options and futures shall not be treated as a pledge of assets hereunder.

 4. Sell securities short or purchase securities on margin, provided that the deposit or payment of initial or variation margin in connection with transactions in options and futures shall not be treated as the purchase of securities on margin thereunder, provided such transactions are effected in compliance with investment restriction no. 6 below.

 5. Underwrite the securities of other issuers, purchase interests in oil, gas or other mineral exploration or development programs, including mineral leases, or purchase or sell real estate or securities issued by real estate limited partnerships, real estate investment trusts, or by companies that invest in real estate or interests therein.

 6. Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies, securities and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

 7. Make loans to others except through the purchase of debt obligations referred to in its Prospectus and the entry into repurchase agreements and portfolio lending agreements, provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the Fund's total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board, including maintenance of collateral of the borrower equal at all times to at least the current market value of the securities loaned.

 8. Invest more than 25% of its assets in the securities of issuers in any single industry (or in the securities of any single governmental issuer), provided that (i) there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) the Fund will invest more than 25% of its assets in debt obligations issued or guaranteed by the Federal Republic of Germany, its agencies, instrumentalities or political subdivisions.

 9. Have invested as of the last day of any fiscal quarter (or other measuring period used for purposes of determining compliance with Subchapter M of the Code) (i) more than 25% of its total assets in the securities of any one issuer, or (ii) with respect to 50% of the Fund's total assets, more than 5% of its total assets in the obligations of any one issuer, except for cash and cash items and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, provided that for purposes of this restriction, debt securities issued by different agencies, instrumentalities or political subdivisions of a national government other than the U.S. government that are not guaranteed by the full faith and credit of such national government may be deemed to have been issued by different issuers.

10. Invest in companies for the purpose of exercising control.

11. Invest in securities of other investment companies.

12. Purchase the securities of any issuer having less than three years' continuous operations (or any predecessors) if such purchase would cause the value of the Fund's investments in all such issuers to exceed 5% of the value of its total assets.

13. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making any otherwise permitted borrowing, mortgages or pledges, or (ii) entering into option contracts, futures contracts, forward contracts or repurchase transactions.

14. Purchase or retain securities of any issuer if the officers, directors or trustees of the Fund, its investment manager or investment adviser who own beneficially more than 1/2 of 1% of such securities outstanding together own beneficially more than 5% of such securities.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

POTENTIAL BENEFITS OF INVESTING
IN GERMAN GOVERNMENT OBLIGATIONS

As a general principle, the Investment Managers believe that investing outside of the U.S. may be beneficial for any investor over a long term. Through diversification into German government obligations, U.S. dollar-based investors may seek to achieve a number of different potential benefits, as discussed below.

Higher Current Yields. German government obligations may, from time to time, pay higher current yields than U.S. government bonds of equal maturity. U.S. investors may wish to take advantage of these higher yields when available by investing in the Fund. Primarily because of interest rate and currency risk, the total return on German government obligations may be higher or lower than the total return on U.S. government bonds, regardless of which market offers higher yields at the time of investment. When available, however, the higher current yields on German government obligations will provide a margin of protection against adverse movements of currency exchange rates and/or relative interest rates.

Capital Appreciation. When German market interest rates decline, German government obligation prices (expressed in German marks) generally will increase. If you are anticipating a general decline in German interest rates, you may wish to invest in the Fund for the opportunity to participate in such capital gains, should interest rates eventually decline. U.S. investors should recognize, however, that adverse movements in currency exchange rates could partially or completely offset any such price appreciation.

Currency Gains. When the German mark appreciates relative to the U.S. dollar (i.e., the dollar declines), the U.S. dollar price of securities denominated in German marks, such as German government obligations, will appreciate, other things being equal. If you are anticipating appreciation of the German mark against the U.S. dollar, you may wish to invest in the Fund for the opportunity to participate in such currency gains, should such favorable exchange rate movement materialize. U.S. investors should recognize, however, that an increase in German interest rates would cause depreciation in German government obligation prices (expressed in German marks) with a similar effect on the Fund's Net Asset Value, which could partially or completely offset any such currency gains.

Safety of Principal. U.S. investors may wish to invest in the Fund for safety of principal due to the high credit quality of German government obligations. Of course, the total return on German government obligations and on the Fund will also be affected positively or negatively by German interest rate and currency exchange rate movements.

U.S. investors may also wish to broaden the degree of credit diversification in their portfolios by including obligations of foreign issuers, such as German government obligations, through an investment in the Fund. In general, by increasing credit diversification within a portfolio of fixed-income securities, you may lessen portfolio exposure to adverse developments affecting any one particular issuer.

Portfolio Diversification. Returns on non-U.S. investments such as German government obligations tend not to reflect a high degree of correlation with returns on U.S. financial assets such as U.S. stocks and bonds. This lack of correlation arises from the fact that at any particular point in time, countries are likely to differ with respect to: a) the status of their economy within the overall business cycle; b) the level and direction of inflation and interest rates; c) the mix of fiscal and monetary policy; d) the strength or weakness of their domestic currency on foreign exchange markets; and e) the degree to which one-time events (such as German unification) may have a material impact on the economy.

In general, combining assets, the returns on which are not highly correlated, can be expected to reduce the variability of portfolio returns over time, as weak performance in one asset class is, from time to time, offset by the strong performance of another asset class. In general, it can be shown that, up to a point, international diversification of a U.S. portfolio has reduced overall portfolio volatility in the past. There can be no assurance, however, that this will be the case in the future.

Protection of Global Purchasing Power. Depreciation of the U.S. dollar relative to other major foreign currencies over time reduces the global purchasing power of U.S. investors, i.e., it increases the amount of dollars required to buy any given basket of goods and services from around the world. U.S. dollar depreciation may cause the dollar price to rise both on imports as well as on domestic output for which there is foreign competition, such as automobiles. Given the increasing role of imports in U.S. consumption patterns in recent years, finding ways to protect global purchasing power may be of increasing importance to Americans now and in the future.

Investments in foreign currency-denominated securities, such as German government obligations, through an investment in the Fund, may help maintain the global purchasing power of a U.S. investor's portfolio, in the event that the U.S. dollar depreciates relative to the German mark in the future. Of course, currency diversification of your portfolio can work to your benefit or loss, depending on the future movement of currency exchange rates, among other things.

OFFICERS AND TRUSTEES

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).

                               Positions and Offices     Principal Occupations
 Name, Age and Address             with the Trust       During Past Five Years

Frank H. Abbott, III (75)              Trustee
1045 Sansome St.
San Francisco, CA 94111

President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 32 of the investment companies in the Franklin Templeton Group of Funds.

Harris J. Ashton (64)                  Trustee
General Host Corporation
Metro Center, 1 Station Place
Stamford, CT 06904-2045

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

David K. Eiteman (67)                  Trustee
9 Jewett Lane
South Hadley, MA 01075-1359

From 1959 to 1991, Professor of Finance in the John E. Anderson Graduate School of Management, University of California, Los Angeles. Professor Emeritus since 1991. From 1988 to June 1993, a Trustee of the Huntington Investment Trust.

S. Joseph Fortunato (64)               Trustee
Park Avenue at Morris Count
P. O. Box 1945
Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

David W. Garbellano (82)               Trustee
111 New Montgomery St., #402
San Francisco, CA 94105

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Templeton Group of Funds.

*Donald P. Gould (38)                  President
777 Mariners Island Blvd.              and Trustee
San Mateo, CA 94404

Managing Director, Templeton Worldwide, Inc.; from November 1993 to present, Executive Vice President, Franklin Institutional Services Corporation; from January 1995 to present, Senior Vice President of Templeton Franklin Investment Services, Inc.; from February 1992 to November 1993, independent consultant to the Trust; and from February 1992 to June 1993, independent consultant to Huntington Investment Trust. From December 1985 to February 1992, Chairman of the Board of the Trust. From 1988 to June 1993, President and Trustee, from 1988 to February 1992, Chairman of the Board, Huntington Investment Trust. From October 1985 to February 1992, President and Director of Huntington Advisers, Inc., a mutual fund investment adviser, and President of Huntington Investments, Inc., a mutual fund underwriter; trustee of two investment companies in the Franklin Templeton Group of Funds.

Gerald R. Healy (55)                   Trustee
5917 Cleveland Street
Morton Grove, IL 60053

Since April 1994, a private consultant. From July 1993 to March 1994, Director of Corporate Management Resources of Alliance Imaging, Inc. From 1989, Executive Vice President of Capital Health Services Corp. Prior to that time, a private investor. From 1988 to June 1993, a Trustee of the Huntington Investment Trust; trustee of one investment company in the Franklin Templeton Group of Funds.

*Charles B. Johnson (64)               Chairman
777 Mariners Island Blvd.              of the Board
San Mateo, CA 94404                    and Trustee

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (56)           Vice President
777 Mariners Island Blvd.              and Trustee
San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 61 of the investment companies in the Franklin Templeton Group of Funds.

David P. Kraus (39)                    Trustee
Bet Tzedek Legal Services
145 South Fairfax Ave., Suite 200
Los Angeles, CA 90036-2166

Since 1981, an attorney with various private law firms in Los Angeles. Also, since October 1995, an attorney with Bet Tzedek Legal Services; trustee of one investment company in the Franklin Templeton Group of Funds.

Frank W. T. LaHaye (67)                Trustee
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA 95014

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc. (software firm); Director, FischerImaging Corporation (medical imaging systems); and director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds.

Gordon S. Macklin (68)                 Trustee
8212 Burning Tree Road
Bethesda, MD 20817

Chairman, White River Corporation (information and financial services); Director, Fund American Enterprises Holdings, Inc. (financial services), MCI Communications Corporation, CCC Information Services Group, Inc. (information services), MedImmune, Inc. (biotechnology), Source One Mortgage Services Corporation (financial services), Shoppers Express (home shopping), Spacehab, Inc. (aerospace services); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; formerly Chairman, Hambrecht and Quist Group (venture capital and investment banking); Director, H & Q Healthcare Investors (investment trust); and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (52)                   Vice President
777 Mariners Island Blvd.
San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc. and Franklin Templeton Services Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 61 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (36)                Vice President
777 Mariners Island Blvd.              and Chief
San Mateo, CA 94404                    Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; President, Franklin Templeton Services, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; Treasurer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; officer of most of the other subsidiaries of Franklin Resources, Inc.; and officer, director and/or trustee of 61 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (48)                 Vice President
777 Mariners Island Blvd.              and Secretary
San Mateo, CA 94404

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc., and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

Charles E. Johnson (40)                Vice President
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Institutional Services Corporation; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 39 the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (58)                  Treasurer and
777 Mariners Island Blvd.              Principal
San Mateo, CA 94404                    Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 38 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (59)                   Vice President
777 Mariners Island Blvd.
San Mateo, CA 94404

Senior Vice President/National Sales Manager, Franklin Templeton
Distributors, Inc.; and officer of 33 of the investment companies in the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and the Investment Managers. Nonaffiliated members of the Board are currently paid $800 per year plus $800 per meeting attended. As shown above, some of the nonaffiliated Board members also serve as directors, trustees or managing general partners of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                               Number of Boards
                                               Total Fees      in the Franklin
                               Total Fees   Received from the  Templeton Group
                              Received from Franklin Templeton of Funds on Which
Name                           the Trust*   Group of Funds**    Each Serves***

Frank H. Abbott, III..........   $4,800          $165,236             32
Harris J. Ashton..............    4,800           343,591             56
David K. Eiteman..............      800               800              1
S. Joseph Fortunato...........    4,800           360,411             58
David Garbellano..............    4,800           148,916             31
Gerald R. Healy...............    4,800             3,200              1
David P. Kraus................    4,800             4,000              1
Frank W.T. LaHaye.............    4,800           139,233             27
Gordon S. Macklin.............    4,800           335,541             53

*For the fiscal year ended October 31, 1996.
**For the calendar year ended December 31, 1996.
***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 62 registered investment companies, with approximately 171 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of February 3, 1997, the officers and Board members, as a group, owned of record and beneficially the following shares of the Fund: approximately 143 Class I shares or less than 1% of the total outstanding Class I and Advisor Class shares of the Fund. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert
H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

INVESTMENT MANAGEMENT
AND OTHER SERVICES

Investment Managers and Services Provided. The Fund's investment manager is Advisers. Under an agreement with Advisers, TICI is the Fund's sub-advisor. The Investment Managers provide investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Investment Managers' activities are subject to the review and supervision of the Board to whom they render periodic reports of the Fund's investment activities. Advisers is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund.

The Investment Managers and their affiliates act as investment manager to numerous other investment companies and accounts. The Investment Managers may give advice and take action with respect to any of the other funds they manage, or for their own account, that may differ from action taken by the Investment Managers on behalf of the Fund. Similarly, with respect to the Fund, the Investment Managers are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Investment Managers and access persons, as defined by the 1940 Act, may buy or sell for their own account or for the accounts of any other fund. The Investment Managers are not obligated to refrain from investing in securities held by the Fund or other funds that they manage. Of course, any transactions for the accounts of the Investment Managers and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

Management Fees. Under its management agreement, the Fund pays Advisers a management fee equal to an annual rate of 0.55% of the value of the average daily net assets of the Fund. The fee is computed at the close of business on the last business day of each month. Each class of the Fund's shares pays its proportionate share of the management fee.

Under the sub-advisory agreement, Advisers pays TICI a sub-advisory fee, in U.S. dollars, equal to an annual rate of 0.25% of the value of the average daily net assets of the Fund. This fee is not a separate expense of the Fund but is paid by Advisers from the management fees it receives from the Fund. TICI pays all expenses incurred by it through its activities under the sub-advisory agreement with Advisers, other than the cost of securities purchased for each Fund and brokerage commissions in connection with these purchases.

For the fiscal year ended April 30, 1994, the period ended October 31, 1994 and the fiscal years ended October 31, 1995 and 1996, management fees, before any advance waiver, totaled $35,400, $35,908, $97,759 and $117,798, respectively. Under an agreement by the Investment Managers to waive or limit their fees, the Fund paid management fees totaling $0, $0, $91,422 and $117,798, for those periods, respectively.

Management Agreements. The management and sub-advisory agreements are in effect until February 28, 1998. They may continue in effect for successive annual periods if their continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the management agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by Advisers on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act. The sub-advisory agreement may be terminated without penalty at any time by the Board or by vote of the holders of a majority of the Fund's outstanding voting securities, or by either Advisers or TICI on not less than 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Administrative Services. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by Advisers. It is not a separate expense of the Fund.

Shareholder Servicing Agent. Investor Services, a wholly owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Third party plan administrators of tax-qualified retirement plans and other entities may provide sub-transfer agent services to the Fund. If this happens, the Fund may pay the third party an annual sub-transfer agency fee that is not more than the Fund otherwise would have paid for these services.

Custodians. Chase Manhattan Bank, Global Securities Service, Chase MetroTech Center, Brooklyn, New York 11245, acts as custodian of securities and other assets of the Fund. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Auditors. Coopers & Lybrand L.L.P, 200 E. Las Olas Blvd., Fort Lauderdale, Florida 33301, are the Fund's independent auditors. During the fiscal year ended October 31, 1996, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1996.

HOW DOES THE FUND BUY
SECURITIES FOR ITS PORTFOLIO?

The selection of brokers and dealers to execute transactions in the Fund's portfolio is made by the Investment Managers in accordance with criteria set forth in the management agreement and any directions that the Board may give.

When placing a portfolio transaction, the Investment Managers seek to obtain prompt execution of orders at the most favorable net price. When portfolio transactions are done on a securities exchange, the amount of commission paid by the Fund is negotiated between the Investment Managers and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The Investment Managers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Investment Managers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The Investment Managers may pay certain brokers commissions that are higher than those another broker may charge, if the Investment Managers determine in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services they receive. This may be viewed in terms of either the particular transaction or Investment Managers' overall responsibilities to client accounts over which they exercise investment discretion. The services that brokers may provide to the Investment Managers include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the Investment Managers in carrying out their investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the Investment Managers in carrying out their overall responsibilities to their clients.

It is not possible to place a dollar value on the special executions or on the research services received by the Investment Managers from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the Investment Managers to supplement their own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, the Investment Managers and their affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, consistent with internal policies, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Investment Managers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Investment Managers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the fiscal year ended April 30, 1994, the period ended October 31, 1994 and the fiscal years ended October 31, 1995 and 1996, the Fund paid no brokerage commissions.

As of October 31, 1996, the Fund did not own securities of its regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Other Payments to Securities Dealers. Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Reinvestment Date. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objective exist immediately. This money will then be withdrawn from the short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the prior business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Through Your Securities Dealer. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

Redemptions in Kind. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Special Services. The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share of each class of the Fund's shares as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Investment Managers.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask prices is used. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

You may receive two types of distributions from the Fund:

1. Income dividends. The Fund receives income generally in the form of interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the prior fiscal year. The Fund may adjust the timing of these distributions for operational or other reasons.

TAXES

As stated in the Prospectus, the Fund has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared. The Fund intends as a matter of policy to declare and pay such dividends, if any, in December to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

All or a portion of the sales charge incurred in buying shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if you reinvest the sales proceeds in the Fund or in another fund in the Franklin Templeton Funds, and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of the sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. You should consult with your tax advisor concerning the tax rules applicable to the sale or exchange of fund shares.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent you buy other shares of the Fund (through reinvestment of dividends or otherwise) within 30 days before or after the redemption. Any loss disallowed under these rules will be added to your tax basis of the shares purchased.

The Fund's investment in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. By contrast, the Fund's treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each such Section 1256 position held by the Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain foreign currency gain or loss covered by Section 988 of the Code, which is treated as ordinary income or loss) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect both the amount, character and time of income distributed to you by the Fund.

When the Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

As a regulated investment company, the Fund is subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may limit the Fund's ability to engage in options, straddles, hedging transactions and forward or futures contracts because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities reduce the holding periods of certain securities within the Fund, resulting in additional short-short income for the Fund.

The Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of securities of foreign corporations, the Fund will be eligible and intends to elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, you will be required to include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing your taxable income or to use it as a foreign tax credit against U.S. Federal income tax liability, subject to limitations. No deduction for foreign taxes may be subject to limitations. No deductions for foreign taxes may be claimed by you if you do not itemize deductions, but you may be eligible to claim the foreign tax credit (see below). You will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will be "passed through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed your U.S. tax attributable to foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to you. With respect to the Fund, gains from the sales of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivable and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. You may be unable to claim a credit for the full amount of your proportionate share of the foreign taxes paid by the Fund. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to make the election to "pass through" to you its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by the Fund will be treated as U.S. source income.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from such transactions and in turn, its distributions to shareholders. Additionally, investments in foreign securities pose special issues to the Fund in meeting its asset diversification and income tests as a regulated investment company. The Fund will limit its investments in foreign securities to the extent necessary to comply with these requirements.

In order for the Fund to qualify as a regulated investment company, at least 90% of the Fund's annual gross income must consist of dividends, interest and certain other types of qualifying income, and no more than 30% of its annual gross income may be derived from the sale or other disposition of securities or certain other instruments held for less than three months. Foreign exchange gains derived by the Fund with respect to the Fund's business of investing in stock or securities, or options or futures with respect to such stock or securities is qualifying income for purposes of this 90% limitation.

Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed not to be derived with respect to the Fund's principal business of investing in stock or securities and related options or futures. Under current law, non-directly related gains arising from foreign currency positions or instruments held for less than three months are treated as derived from the disposition of securities held less than three months in determining the Fund's compliance with the 30% limitation. The Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with these requirements.

The foregoing discussion and related discussion in the Prospectus have been prepared by the management of the Trust and do not purport to be a complete description of all tax implications of an investment in the Fund. You are advised to consult your own tax advisors with respect to the particular tax consequences to you of an investment in the Fund.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering for each class of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

HOW DOES THE FUND MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation.

For periods before January 1, 1997, standardized performance quotations for Advisor Class are calculated by substituting Class I performance for the relevant time period, excluding the effect of Class I's maximum initial sales charge, and including the effect of the Rule 12b-1 fees applicable to Class I shares of the Fund. For periods after January 1, 1997, standardized performance quotations for Advisor Class are calculated as described below.

An explanation of these and other methods used by the Fund to compute or express performance for Advisor Class follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

Average Annual Total Return. Average annual total return is determined by finding the average annual rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual total return for Advisor Class for the one-year and since inception (12/31/92) periods ended October 31, 1996 would have been -0.15% and 9.16%, respectively.

These figures were calculated according to the SEC formula:

                                       n
                                 P(1+T) = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods (or fractional portion thereof)

Cumulative Total Return. Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, will be based on the actual return for each class for a specified period rather than on the average return over one-, five- and ten-year periods, or fractional portion thereof. The cumulative total return for Advisor Class for the one-year and since inception (12/31/92) periods ended October 31, 1996 would have been -0.15% and 39.92%, respectively.

YIELD

Current Yield. Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share of Advisor Class earned during a 30-day base period by the Net Asset Value per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for Advisor Class for the 30-day period ended October 31, 1996, would have been 4.16%.

These figures were obtained using the following SEC formula:

                                                6
                         Yield = 2 [( a-b + 1 ) - 1]
                                      ----
                                       cd

where:

a = interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the Net Asset Value per share on the last day of the period

CURRENT DISTRIBUTION RATE

Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. For Advisor Class, the current distribution rate is usually computed by annualizing the dividends paid per share by the class during a certain period and dividing that amount by the current Net Asset Value. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains and is calculated over a different period of time. The current distribution rate for Advisor Class for the 30-day period ended October 31, 1996, would have been 1.46%.

VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

h) Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's 100 Stock Index - an unmanaged index based on the prices of 100 blue- chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.

n) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect
Morningstar's assessment of the historical risk adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the performance of Advisor Class to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.6 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Mutual Series Fund Inc., known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $179 billion in assets under management for more than 4.9 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 120 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past eight years.

As of February 3, 1997, the principal shareholders of the Fund, beneficial or of record, were as follows:

                                            Share
Name and Address                           Amount         Percentage

ADVISOR CLASS

Franklin Resources, Inc.
1850 Gateway Dr., 6th Floor
San Mateo, CA 94404                       1,571.883           41%

Franklin Templeton
 Fund Allocator Series,
 Franklin Templeton
 Conservative Target Fund
1810 Gateway Dr., 3rd Floor
San Mateo, CA 94404                        374.100           9.8%

Franklin Templeton
 Fund Allocator Series,
 Franklin Templeton
 Moderate Target Fund
1810 Gateway Dr., 3rd Floor
San Mateo, CA 94404                        545.665           14.3%

Franklin Templeton
 Fund Allocator Series,
 Franklin Templeton
 Growth Target Fund
1810 Gateway Dr., 3rd Floor
San Mateo, CA 94404                        969.623           25.4%

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

Summary of Code of Ethics. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Trust, for the fiscal year ended October 31, 1996, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the Fund's investment manager

Board - The Board of Trustees of the Trust

CD - Certificate of deposit

Class I and Advisor Class - The Fund offers two classes of shares, designated "Class I" and "Advisor Class." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

Code - Internal Revenue Code of 1986, as amended

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investment Managers - Franklin Advisers, Inc., the Fund's investment manager, and Templeton Investment Counsel, Inc., the Fund's sub-advisor

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Moody's - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

Prospectus - The prospectus for Advisor Class shares of the Fund dated March 1, 1997, as may be amended from time to time

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TICI - Templeton Investment Counsel, Inc., the Fund's sub-advisor

U.S. - United States

We/Our/Us - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


FRANKLIN
TEMPLETON HARD
CURRENCY FUND-

ADVISOR CLASS
FRANKLIN TEMPLETON GLOBAL TRUST

STATEMENT OF
ADDITIONAL INFORMATION
777 MARINERS ISLAND BLVD., P.O. BOX 7777    MARCH 1, 1997
SAN MATEO, CA 94403-7777  1-800/DIAL BEN



Contents                                                                Page

How does the Fund Invest its Assets?..............................     2

What are the Fund's Potential Risks?..............................     4

Investment Restrictions...........................................     5

Officers and Trustees.............................................     6

Investment Management
 and Other Services...............................................    10

How does the Fund Buy
 Securities for its Portfolio?....................................    11

How Do I Buy, Sell and Exchange Shares?...........................    12

How are Fund Shares Valued?.......................................    14

Additional Information on
 Distributions and Taxes..........................................    15

The Fund's Underwriter............................................    17

How does the Fund Measure Performance?............................    18

Miscellaneous Information.........................................    20

Financial Statements..............................................    21

Useful Terms and Definitions......................................    21

When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."

MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

O ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

O ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

O ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



212 SAIZ 03/97

The Franklin Templeton Hard Currency Fund (the "Fund") is a non-diversified series of the Franklin Templeton Global Trust (the "Trust"), an open-end management investment company. The Fund's investment objective is to protect against depreciation of the U.S. dollar relative to other currencies. The Fund seeks to achieve its objective by investing in high-quality money market instruments (and forward contracts) denominated in foreign Major Currencies which historically have experienced low rates of inflation and which, in the view of the Investment Managers, are pursuing economic policies favorable to continued low rates of inflation and currency appreciation versus the U.S. dollar over the long-term.

This SAI describes the Fund's Advisor Class shares. The Prospectus, dated March 1, 1997, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

HOW DOES THE FUND INVEST ITS ASSETS?

The following provides more detailed information about some of the securities the Fund may buy and its investment policies. You should read it together with the section in the Prospectus entitled "How does the Fund Invest its Assets?"

Floating and Variable Rate Notes. Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. These obligations typically have a stated maturity in excess of one year. The interest rate on these notes is based on an identified interest rate index and is adjusted automatically at specified intervals, generally not less frequently than semiannually.

Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

Financial Services Obligations. Under normal market conditions, the Fund may invest up to 25% of its net assets in obligations of companies engaged in the financial services industry. These investments include obligations of the character described below:

Certificates of Deposit. CD's are certificates representing the obligation of a bank or a foreign branch of such bank to repay funds deposited with it for a specified period of time at a stated interest rate.

Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

Bankers' Acceptances. Bankers' acceptances are credit instruments bearing interest at a stated interest rate and evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

U.S. Banks. Commercial banks organized under U.S. federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the U.S. Federal Reserve System and to be insured by the U.S. Federal Deposit Insurance Corporation (the "FDIC"). U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the U.S. Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund depending upon the principal amount of the certificates of deposit of each bank held by the Fund) and are subject to U.S. federal examination and to a substantial body of U.S. federal law and regulation. As a result of U.S. federal and state laws and regulations, domestic branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Non-U.S. Banks and Non-U.S. Branches of U.S. Banks. Obligations of non-U.S. branches of U.S. banks and of non-U.S. banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch or limited by the terms of a specific obligation and governmental regulation. These obligations are subject to different risks than are those of domestic U.S. banks or U.S. branches of non-U.S. banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Non-U.S. branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a non-U.S. branch of a U.S. bank or about a non-U.S. bank than about a U.S. bank.

Obligations of U.S. branches of non-U.S. banks may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation and by U.S. federal and state regulation as well as governmental action in the country in which the non-U.S. bank has its head office. A U.S. branch of a non-U.S. bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the U.S. Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, a branch licensed by the U.S. Comptroller of the Currency or a branch licensed by certain states may or may not be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (2) maintain assets with the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of branches licensed by states may not necessarily be insured by the FDIC.

Investing in Foreign Securities. Foreign securities markets generally are not as developed or efficient as those in the U.S. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the U.S. and, at times, volatility of prices can be greater than in the U.S. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

Because foreign securities (e.g., non-U.S. money market instruments) are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Currency exchange costs may be incurred when the Fund sells instruments denominated in one currency and purchases instruments denominated in another.

Some of the foreign securities may be subject to transaction taxes charged by foreign governments. This would have the effect of increasing the cost of the investments and reducing the realized gain or increasing the realized loss on the securities at the time of sale. Transaction costs and custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities. Interest payments from certain foreign securities may be subject to foreign withholding taxes on interest income payable on the securities.

U.S. government policies have, in the past, through taxation and other restrictions, discouraged certain investments abroad by U.S. investors. While no such restrictions are currently in effect, they could be reinstituted. In that event, it may be necessary for the Fund to temporarily invest all or substantially all of its assets in U.S. money market instruments, or it may become necessary to liquidate the Fund.

Currency Transactions. Generally, the currency exchange transactions of the Fund are conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market for purchasing or selling currency. However, the Fund has authority and intends to enter into forward currency contracts as a hedge against possible variations in the exchange rates between the currencies in which their investments are denominated and other currencies, including the U.S. dollar, or in conjunction with money market instruments for the purpose of obtaining an investment result that is substantially equivalent to a direct investment in a foreign currency denominated instrument. A forward currency contract is an agreement to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

When using forward contracts for hedging purposes, the Fund may enter into forward contracts with respect to either specific transactions ("transaction hedging") or portfolio positions ("position hedging"). Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund generally owing in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward contract on a particular currency with respect to portfolio security positions denominated or quoted in such currency. The Fund will not speculate in forward contracts. The Fund will, however, utilize forward contracts in conjunction with money market instruments in a manner which is unrelated to the Fund's normal hedging activities as described above (i.e., to obtain an investment result that is substantially equivalent to a direct investment in a foreign currency denominated instrument).

If the Fund enters into a position hedging transaction, its custodian bank will place cash or readily marketable liquid securities in a segregated account of the Fund in an amount equal to the value of its total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts.

The Fund may try to hedge up to 100% of its portfolio positions, but will enter into hedging transactions only if considered appropriate by the Investment Managers. The Fund may not enter into a position hedging forward contract if, as a result, it would have more than 10% of the value of its total assets committed to such contracts. Although not a fundamental policy, the Fund does not currently intend to enter into a forward contract with a term of more than one year. Nor does the Fund currently intend to engage in position hedging with respect to the currency of a particular country to more than the aggregate market value at the time the hedging transaction is entered into of its portfolio securities denominated in, quoted in, currently convertible into or directly related through the use of forward contracts in conjunction with money market instruments to that particular currency.

It may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. It is possible that, under certain circumstances, the Fund may have to limit currency transactions to qualify as a regulated investment company under the Code.

At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency or retain the security and terminate its contractual obligation to deliver the currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the currency.

If the Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may later enter into a new forward contract to sell the currency. If forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Transactions in forward contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into forward contracts and will not do so unless deemed appropriate by the Investment Managers. You should realize that the use of forward contracts does not eliminate fluctuations in the underlying prices of the securities. Forward contracts simply establish a rate of exchange that the Fund can achieve at some future point in time. Although such contracts tend to minimize the risk of loss due to fluctuations in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the change in the value of such currency.

Because the Fund invests primarily in money market instruments denominated in non-U.S. currencies, it may hold foreign currencies pending its investment in the instruments or their conversion into U.S. dollars. Although the Fund values its assets daily in terms of U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will convert its holdings from time to time, however, and you should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference, known as the spread, between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell the currency to the dealer.

Illiquid Investments. The Board has authorized the Fund to invest in restricted securities where the investment is consistent with the Fund's investment objective and has authorized these securities to be considered liquid to the extent the Fund's Investment Managers determine that there is a liquid institutional or other market for these securities (for example, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and for which a liquid institutional market has developed). The Board reviews any determination by the Investment Managers to treat a restricted security as liquid on a quarterly basis, including the Investment Managers' assessment of current trading activity and the availability of reliable price information. To determine whether a restricted security is properly considered a liquid security, the Investment Managers and the Board will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the applicable Fund may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

WHAT ARE THE FUND'S POTENTIAL RISKS?

CURRENCY MOVEMENTS

Exchange rates fluctuate for a number of reasons. Depending on the currency in question and the point in time, some factors may outweigh others in determining the course of exchange rate movements.

1. Inflation. The most fundamental reason exchange rates change is to reflect changes in currencies' purchasing power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions in addition to other factors.

2. Trade Deficits. Countries with trade deficits tend to experience a depreciating currency. Often, inflation is the cause of a trade deficit, making a country's goods more expensive and less competitive there by reducing demand for its currency.

3. Interest Rates. High interest rates tend to boost currency values in the short run by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, long-term results may be the opposite.

4. Budget Deficits and Low Savings Rates. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can "flood" the currency markets with the currency of the debtor nation.

Budget deficits can also indirectly contribute to currency depreciation if a government chooses to cope with its deficits and debt by means of inflation.

5. Political Factors. Political instability in a country can cause a currency to depreciate. If the country appears a less desirable place in which to invest and do business, demand for the currency is likely to fall.

6. Government Control. Through their own buying and selling of currencies, the world's central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people's expectations about the direction of exchange rates or they may instigate policies with an exchange rate target as the goal.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or
(ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. The Fund may not:

 1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase municipal bonds or industrial revenue bonds.

 2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 331/3% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

 3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 331/3% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes provided that the deposit or payment of initial or variation margin in connection with transactions in options and futures shall not be treated as a pledge of assets hereunder.

 4. Sell securities short or purchase securities on margin, provided that the deposit or payment of initial or variation margin in connection with transactions in options and futures shall not be treated as the purchase of securities on margin hereunder.

 5. Underwrite the securities of other issuers.

 6. Purchase or sell real estate, securities of real estate investment trusts, commodities or oil and gas interests, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies, securities and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

 7. Make loans to others except through the purchase of debt obligations referred to in the Prospectus and the entry into repurchase agreements and portfolio lending agreements, provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the Fund's total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board, including maintenance of collateral of the borrower equal at all times to at least the current market value of the securities loaned.

 8. Invest more than 25% of its assets in the securities of issuers in any industry, provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

 9. Have invested as of the last day of any fiscal quarter (or other measuring period used for purposes of determining compliance with Subchapter M of the Code) (a) more than 25% of its total assets in the securities of any one issuer or (b) with respect to 50% of the Fund's total assets, more than 5% of its total assets in the obligations of any one issuer, except for cash and cash items and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

10. Invest in companies for the purpose of exercising control.

11. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

12. Purchase the securities of any issuer having less than three years' continuous operations (or any predecessors) if such purchase would cause the value of the Fund's investments in all such issuers to exceed 5% of the value of its total assets.

Securities issued by a foreign government, its agencies and instrumentalities, as well as supra-national organizations are considered as one industry for concentration purposes.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND TRUSTEES

The Board has the responsibility for the overall management of the Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The affiliations of the officers and Board members and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of the Fund under the 1940 Act are indicated by an asterisk (*).

                                 Positions and Offices   Principal Occupation
 Name, Age and Address           with the Trust          During the Past Five
Years

Frank H. Abbott, III (75)           Trustee
1045 Sansome St.
San Francisco, CA 94111

President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 32 of the investment companies in the Franklin Templeton Group of Funds.

Harris J. Ashton (64)               Trustee
General Host Corporation
Metro Center, 1 Station Place
Stamford, CT 06904-2045

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

David K. Eiteman (67)               Trustee
9 Jewett Lane
South Hadley, MA 01075-1359

From 1959 to 1991, Professor of Finance in the John E. Anderson Graduate School of Management, University of California, Los Angeles. Professor Emeritus since 1991. From 1988 to June 1993, a Trustee of the Huntington Investment Trust.

S. Joseph Fortunato (64)            Trustee
Park Avenue at Morris County
P. O. Box 1945
Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

David W. Garbellano (82)            Trustee
111 New Montgomery St., #402
San Francisco, CA 94105

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Templeton Group of Funds.

*Donald P. Gould (38)               President
777 Mariners Island Blvd.           and Trustee
San Mateo, CA 94404

Managing Director, Templeton Worldwide, Inc.; from November 1993 to present, Executive Vice President, Franklin Institutional Services Corporation; from January 1995 to present, Senior Vice President of Templeton Franklin Investment Services, Inc.; from February 1992 to November 1993, independent consultant to the Trust; and from February 1992 to June 1993, independent consultant to Huntington Investment Trust. From December 1985 to February 1992, Chairman of the Board of the Trust. From 1988 to June 1993, President and Trustee, from 1988 to February 1992, Chairman of the Board, Huntington Investment Trust. From October 1985 to February 1992, President and Director of Huntington Advisers, Inc., a mutual fund investment adviser, and President of Huntington Investments, Inc., a mutual fund underwriter; trustee of two investment companies in the Franklin Templeton Group of Funds.

Gerald R. Healy (55)                Trustee
5917 Cleveland Street
Morton Grove, IL 60053

Since April 1994, a private consultant. From July 1993 to March 1994, Director of Corporate Management Resources of Alliance Imaging, Inc. From 1989, Executive Vice President of Capital Health Services Corp. Prior to that time, a private investor. From 1988 to June 1993, a Trustee of the Huntington Investment Trust; trustee of one investment company in the Franklin Templeton Group of Funds.

*Charles B. Johnson (64)            Chairman
777 Mariners Island Blvd.           of the Board
San Mateo, CA 94404                 and Trustee

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (56)        Vice President
777 Mariners Island Blvd.           and Trustee
San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 61 of the investment companies in the Franklin Templeton Group of Funds.

David P. Kraus (39)                 Trustee
Bet Tzedek Legal Services
145 South Fairfax Ave., Suite 200
Los Angeles, CA 90036-2166

Since 1981, an attorney with various private law firms in Los Angeles. Also, since October 1995, an attorney with Bet Tzedek Legal Services; trustee of one investment company in the Franklin Templeton Group of Funds.

Frank W. T. LaHaye (67)             Trustee
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA 95014

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc. (software firm); Director, FischerImaging Corporation (medical imaging systems); and director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds.

Gordon S. Macklin (68)              Trustee
8212 Burning Tree Road
Bethesda, MD 20817

Chairman, White River Corporation (information and financial services); Director, Fund American Enterprises Holdings, Inc. (financial services), MCI Communications Corporation, CCC Information Services Group, Inc. (information services), MedImmune, Inc. (biotechnology), Source One Mortgage Services Corporation (financial services), Shoppers Express (home shopping), Spacehab, Inc. (aerospace services); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; formerly Chairman, Hambrecht and Quist Group (venture capital and investment banking); Director, H & Q Healthcare Investors (investment trust); and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (52)                Vice President
777 Mariners Island Blvd.
San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc. and Franklin Templeton Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 61 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (36)             Vice President
777 Mariners Island Blvd.           and Chief
San Mateo, CA 94404                 Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; President, Franklin Templeton Services, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; Treasurer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer, director and/or trustee of 61 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (48)              Vice President
777 Mariners Island Blvd.           and Secretary
San Mateo, CA 94404

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc., Franklin Advisory Services, Inc., Franklin Investment Advisory Services, Inc., and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

Charles E. Johnson (40)             Vice President
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Institutional Services Corporation; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 39 the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (58)               Treasurer and
777 Mariners Island Blvd.           Principal
San Mateo, CA 94404                 Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 38 of the investment companies in the Franklin Group of Funds.

Edward V. McVey (59)                Vice President
777 Mariners Island Blvd.
San Mateo, CA 94404

Senior Vice President/National Sales Manager, Franklin Templeton
Distributors, Inc.; and officer of 33 of the investment companies in the Franklin Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and the Investment Managers. Nonaffiliated members of the Board are currently paid $800 per year plus $800 per meeting attended. As shown above, some of the nonaffiliated Board members also serve as directors, trustees or managing general partners of other investment companies in the Franklin Templeton Group of Funds. They may receive fees from these funds for their services. The following table provides the total fees paid to nonaffiliated Board members by the Trust and by other funds in the Franklin Templeton Group of Funds.

                                                               Number of Boards
                                                Total Fees      in the Franklin
                               Total Fees    Received from the  Templeton Group
                              Received from Franklin Templeton of Funds on Which
Name                           the Trust*    Group of Funds**   Each Serves***

Frank H. Abbott, III..............   $4,800      $165,236          32

Harris J. Ashton..................    4,800       343,591          56

David K. Eiteman..................      800           800           1

S. Joseph Fortunato...............    4,800       360,411          58

David Garbellano..................    4,800       148,916          31

Gerald R. Healy...................    4,800         3,200           1

David P. Kraus....................    4,800         4,000           1

Frank W.T. LaHaye.................    4,800       139,233          27

Gordon S. Macklin.................    4,800       335,541          53

*For the fiscal year ended October 31, 1996.

**For the calendar year ended December 31, 1996.

***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 62 registered investment companies, with approximately 171 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of February 3, 1997, the officers and Board members, as a group, owned of record and beneficially the following shares of the Fund: approximately
492.407 Class I shares or less than 1% of the total outstanding Class I shares of the Fund. Many of the Board members also own shares in other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles
E. Johnson.

INVESTMENT MANAGEMENT
AND OTHER SERVICES

Investment Managers and Services Provided. The Fund's investment manager is Advisers. Under an agreement with Advisers, TICI is the Fund's sub-advisor. The Investment Managers provide investment research and portfolio management services, including the selection of securities for the Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Investment Managers' activities are subject to the review and supervision of the Board to whom they render periodic reports of the Fund's investment activities. Advisers is covered by fidelity insurance on its officers, directors and employees for the protection of the Fund.

The Investment Managers and their affiliates act as investment managers to numerous other investment companies and accounts. The Investment Managers may give advice and take action with respect to any of the other funds they manage, or for their own account, that may differ from action taken by them on behalf of the Fund. Similarly, with respect to the Fund, the Investment Managers are not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Investment Managers and access persons, as defined by the 1940 Act, may buy or sell for their own account or for the accounts of any other fund. The Investment Managers are not obligated to refrain from investing in securities held by the Fund or other funds that they manage. Of course, any transactions for the accounts of the Investment Managers and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information - Summary of Code of Ethics."

Management Fees. Under its management agreement, the Fund pays Advisers a management fee equal to an annual rate of 0.65% of the value of the average daily net assets of the Fund. The fee is computed at the close of business on the last business day of each month. Each class of the Fund's shares pays its proportionate share of the management fee.

Under the sub-advisory agreement, Advisers pays TICI a sub-advisory fee, in U.S. dollars, equal to an annual rate of 0.25% of the value of the average daily net assets of the Fund. This fee is not a separate expense of the Fund but is paid by Advisers from the management fees it receives from the Fund. TICI pays all expenses incurred by it through its activities under the sub-advisory agreement with Advisers, other than the cost of securities purchased for the Fund and brokerage commissions in connection with these purchases.

For the fiscal year ended April 30, 1994 and period ended October 31, 1994, management fees, before any advance waiver, totaled $106,115 and $179,397, respectively. Under an agreement by Advisers to limit its fees, the Fund paid management fees totaling $13,792 and $113,677, respectively. For the fiscal years ended October 31, 1995 and 1996, management fees totaling $634,188 and $811,115, respectively, were paid by the Fund.

Management Agreements. The management and sub-advisory agreements are in effect until February 28, 1998. They may continue in effect for successive annual periods if their continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to either agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, or by Advisers on 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act. The sub-advisory agreement may be terminated without penalty at any time by the Board or by vote of the holders of a majority of the Fund's outstanding voting securities, or by either Advisers or TICI on not less than 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Administrative Services. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources.

Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by Advisers. It is not a separate expense of the Fund.

Shareholder Servicing Agent. Investor Services, a wholly-owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Third party plan administrators of tax-qualified retirement plans and other entities may provide sub-transfer agent services to the Fund. If this happens, the Fund may pay the third party an annual sub-transfer agency fee that is not more than the Fund otherwise would have paid for these services.

Custodians. Chase Manhattan Bank, Global Securities Service, Chase MetroTech Center, Brooklyn, New York 11245, acts as custodian of securities and other assets of the Fund. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Auditors. Coopers & Lybrand L.L.P., 200 East Las Olas Boulevard, Ft. Lauderdale, Florida 33301, are the Fund's independent auditors. During the fiscal year ended October 31, 1996, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 1996.

HOW DOES THE FUND BUY
SECURITIES FOR ITS PORTFOLIO?

The Investment Managers select brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the Board may give. Under the sub-advisory agreement, Advisers may delegate to TICI the authority to select securities dealers to execute portfolio transactions for the Fund.

When placing a portfolio transaction, the Investment Managers seek to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by the Fund is negotiated between the Investment Managers and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The Investment Managers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Investment Managers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The Investment Managers may pay certain brokers commissions that are higher than those another broker may charge, if the Investment Managers determine in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services they receive. This may be viewed in terms of either the particular transaction or the Investment Managers' overall responsibilities to client accounts over which they exercise investment discretion. The services that brokers may provide to the Investment Managers include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the Investment Managers in carrying out their investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the Investment Managers in carrying out their overall responsibilities to their clients.

It is not possible to place a dollar value on the special executions or on the research services the Investment Managers receive from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the Investment Managers to supplement their own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the Investment Managers and their affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, consistent with internal policies the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Investment Managers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Investment Managers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

During the fiscal year ended April 30, 1994, the period ended October 31, 1994 and the fiscal years ended October 31, 1995 and 1996, the Fund paid no brokerage commissions.

As of October 31, 1996, the Fund did not own securities of its regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Other Payments to Securities Dealers. Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

Reinvestment Date. Shares acquired through the reinvestment of dividends will be purchased at the Net Asset Value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be exchanged into the new fund and will be invested at Net Asset Value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objective exist immediately. This money will then be withdrawn from the short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

Systematic Withdrawal Plan. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the prior business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

Through Your Securities Dealer. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

Redemptions in Kind. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

Special Services. The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share of each class of the Fund's shares as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time, each day that the NYSE is open for trading. As of the date of this SAI, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Investment Managers.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask prices is used. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the Board.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Fund may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON
DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

You may receive two types of distributions from the Fund:

1. Income dividends. The Fund receives income generally in the form of interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any capital loss carryforward) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the prior fiscal year. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

TAXES

As stated in the Prospectus, the Fund has elected and qualified to be treated as a regulated investment company under Subchapter M of the Code. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of the Fund's available earnings and profits.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if paid by the Fund and received by you on December 31 of the calendar year in which they are declared. The Fund intends as a matter of policy to declare such dividends, if any, in December or January to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

For corporate shareholders, none of the distributions paid by the Fund for the fiscal year ended October 31, 1996 qualified for the corporate dividends-received deduction and it is not anticipated that any of the current year's dividends will qualify.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. Gain or loss will be recognized in an amount equal to the difference between your basis in the shares and the amount you received, subject to the rules described below. If such shares are a capital asset in your hands, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if your shares have been held for more than one year.

All or a portion of the sales charge incurred in buying shares of the Fund will not be included in the federal tax basis of shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Templeton Funds and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of the sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. You should consult with your tax advisor concerning the tax rules applicable to the redemption or exchange of fund shares.

The Fund will inform you of the source of dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise you of the tax status for federal income tax purposes of such dividends and distributions.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent you buy other shares of the Fund (through reinvestment of dividends or otherwise) within 30 days before or after the redemption. Any loss disallowed under these rules will be added to your tax basis of the shares purchased.

The Fund's investment in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, the Fund's treatment of options on futures contracts, regulated futures contracts, and certain foreign currency forward contracts and options thereon is generally governed by Section 1256 of the Code. Absent a tax election to the contrary, each such Section 1256 position held by the Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with marked-to-market positions at fiscal year end (except certain foreign currency gain or loss covered by Section 988 of the Code, which is treated as ordinary income or loss) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 marked-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect both the amount, character and time of income distributed to you by the Fund.

When the Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

As a regulated investment company, the Fund is subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may limit the Fund's ability to engage in options, straddles, hedging transactions and forward or futures contracts because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities reduce the holding periods of certain securities within the Fund, resulting in additional short-short income for the Fund.

The Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from such transactions and in turn its distributions to you.

In order for the Fund to qualify as a regulated investment company, at least 90% of the Fund's annual gross income must consist of dividends, interest and certain other types of qualifying income, and no more than 30% of its annual gross income may be derived from the sale or other disposition of securities or certain other instruments held for less than three months. Foreign exchange gains, derived by the Fund with respect to the Fund's business of investing in stock or securities, or options or futures with respect to such stock or securities, constitute qualifying income for purposes of the 90% limitation.

Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed to be not directly related to the Fund's principal business of investing in stock or securities and related options or futures. Under current law, non-directly-related gains arising from foreign currency positions or instruments held for less than three months are treated as derived from the disposition of securities held less than three months in determining the Fund's compliance with the 30% limitation. The Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with these requirements.

Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible and intends to elect to "pass through" to you, as the Fund's shareholders, the amount of foreign taxes paid by the Fund. Pursuant to this election, you will be required to include in gross income (in addition to taxable dividends actually received) your pro rata share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) your pro rata share of the foreign income and similar taxes in computing your taxable income or to use it as a foreign tax credit against your U.S. Federal income tax liability, subject to limitations. You may not claim a deduction for foreign taxes if you do not itemize deductions, but you may be eligible to claim the foreign tax credit (see below). You will be notified within 60 days after the close of the Fund's fiscal year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed your U.S. tax attributable to foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to you. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. You may be unable to claim a credit for the full amount of your proportionate share of the foreign taxes paid by the Fund. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund is not eligible to make the election to "pass through" to you its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by that Fund will be treated as U.S. source income.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering for each class of the Fund's shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

HOW DOES THE FUND MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation.

For periods before January 1, 1997, standardized performance quotations for Advisor Class are calculated by substituting Class I performance for the relevant time period, excluding the effect of Class I's maximum initial sales charge and including the effect of the Rule 12b-1 fees applicable to Class I shares of the Fund. For periods after January 1, 1997, standardized performance quotations for Advisor Class are calculated as described below.

An explanation of these and other methods used by the Fund to compute or express performance for Advisor Class follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

Average Annual Total Return. Average annual total return is determined by finding the average annual rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

The average annual total return for Advisor Class for the one- and five-year periods ended October 31, 1996 and for the period from inception (11/17/89) to October 31, 1996 would have been -5.99%, 6.52% and 8.38%, respectively.

These figures were calculated according to the SEC formula:

                                       n
                                 P(1+T) = ERV

where:

P   = a hypothetical initial payment of $1,000

T   = average annual total return

n   = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods (or fractional portion thereof)

Cumulative Total Return. Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at Net Asset Value. Cumulative total return, however, will be based on the actual return for each class for a specified period rather than on the average return over one-, five- and ten-year periods, or fractional portion thereof. The cumulative total return for Advisor Class for the one- and five-year periods ended October 31, 1996 and the period from inception (11/17/89) to October 31, 1996 would have been -5.99%, 37.14% and 75.04%, respectively.

YIELD

Current Yield. Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share of Advisor Class earned during a 30-day base period by the Net Asset Value per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period. The yield for Advisor Class for the 30-day period ended October 31, 1996 would have been 3.32%.

These figures were obtained using the following SEC formula:

                                               6
                         Yield = 2 [( a-b + 1 ) - 1]
                                      ----
                                       cd

where:

a  =interest earned during the period

b  =expenses accrued for the period (net of reimbursements)

c =the average daily number of shares outstanding during the period that were entitled to receive dividends

d  =the Net Asset Value per share on the last day of the period

CURRENT DISTRIBUTION RATE

Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. For Advisor Class, the current distribution rate is usually computed by annualizing the dividends paid per share by the class during a certain period and dividing that amount by the current Net Asset Value. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains and is calculated over a different period of time. The current distribution rate for Advisor Class for the 30-day period ended October 31, 1996 would have been 4.54%.

VOLATILITY

Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

Sales literature referring to the use of the Fund as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Fund may satisfy your investment objective, advertisements and other materials about the Fund may discuss certain measures of performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for mutual funds.

h) Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.

n) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect
Morningstar's assessment of the historical risk adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare the performance of Advisor Class to the return on CDs or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.6 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Mutual Series Fund Inc., known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $179 billion in assets under management for more than 4.9 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 120 U.S. based open-end investment companies to the public. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past eight years.

As of February 3, 1997, the principal shareholders of the Fund, beneficial or of record, were as follows:

Name and Address                          Share Amount     Percentage

ADVISOR CLASS
Franklin Resources, Inc.                     7,796.687      57.76%
Corporate Treasury
1850 Gateway Dr., 6th Flr.
San Mateo, CA 94404
Franklin Templeton
 Fund Allocator Series                         342.812       9.96%
Franklin Templeton
 Conservative Target Fund
1810 Gateway Dr., 3rd Flr.
San Mateo, CA 94404
Robert C. Axell, Jr. &
Susan J. Axell Jt Ten                          177.301       5.69%
7530 Amy Ave.
Fair Oaks, CA 95628-6826
John M. Sawaya                                 428.492      13.77%
8849 Roediger Ln.
Fair Oaks, CA 95628

From time to time, the number of Fund shares held in the "street name" accounts of various Securities Dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to:
(a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

Summary of Code of Ethics. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Trust, for the fiscal year ended October 31, 1996, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

1940 Act - Investment Company Act of 1940, as amended

Advisers - Franklin Advisers, Inc., the Fund's investment manager

Board - The Board of Trustees of the Trust

CD - Certificate of deposit

Class I and Advisor Class - The Fund offers two classes of shares, designated "Class I" and "Advisor Class." The two classes have proportionate interests in the Fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

Code - Internal Revenue Code of 1986, as amended

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

Franklin Templeton Group of Funds - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT Services - Franklin Templeton Services, Inc., the Fund's administrator

Investment Managers - Franklin Advisers, Inc., the Fund's investment manager and Templeton Investment Counsel, Inc., the Fund's sub-advisor

Investor Services - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

Major Currencies - As used in this prospectus, Australian dollar, Belgian franc, British pound sterling, Canadian dollar, Danish krone, Netherlands guilder, European Currency Unit ("ECU"), French franc, German mark, Italian lira, Japanese yen, New Zealand dollar, Spanish peseta, Swedish krona, Swiss franc and U.S. dollar.

Moody's - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

Net Asset Value (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

Prospectus - The prospectus for Advisor Class shares of the Fund dated March 1, 1997, as may be amended from time to time

Resources - Franklin Resources, Inc.

S&P - Standard & Poor's Corporation

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

Securities Dealer - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TICI - Templeton Investment Counsel, Inc., the Fund's sub-advisor

U.S. - United States

We/Our/Us - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.